[MAP]

NATIONWIDE(R) HIGH YIELD
  BOND FUND

NATIONWIDE(R) BOND FUND

NATIONWIDE(R) TAX-FREE
  INCOME FUND

NATIONWIDE(R) GOVERNMENT
  BOND FUND
  (formerly "Nationwide Intermediate
  U.S. Government Bond Fund")

NATIONWIDE(R) MORLEY ENHANCED
  INCOME FUND
  (formerly "Morley Enhanced
  Income Fund")

NATIONWIDE(R) MONEY
  MARKET FUND

As with all mutual funds, the
Securities and Exchange
Commission has not approved
or disapproved these Funds'
shares or determined whether the
prospectus is complete or
accurate. To state otherwise
is a crime.


PROSPECTUS               March 1, 2001

                      (as revised May 30, 2001)


[PHOTO]

NATIONWIDE(R)
Family of Funds

         TABLE OF CONTENTS

FUND SUMMARIES...............................................................  2

FUND SUMMARIES -- THE BOND FUNDS.............................................  3
Nationwide High Yield Bond Fund..............................................  3
Nationwide Bond Fund.........................................................  7
Nationwide Tax-Free Income Fund.............................................. 10
Nationwide Government Bond Fund.............................................. 13
Nationwide Morley Enhanced Income Fund....................................... 16

FUND SUMMARY -- NATIONWIDE MONEY
MARKET FUND.................................................................. 19
Nationwide Money Market Fund................................................. 19

MORE ABOUT THE BOND FUNDS.................................................... 21
Other Principal Investments and Techniques................................... 21
Other Principal Risks........................................................ 24

MORE ABOUT THE MONEY MARKET FUND............................................. 25
Other Principal Investments and Techniques................................... 25
Principal Risks.............................................................. 25

MANAGEMENT................................................................... 26
Investment Advisers.......................................................... 26
Portfolio Managers........................................................... 26


BUYING, SELLING AND EXCHANGING FUND SHARES................................... 29


Choosing a Share Class....................................................... 29


Buying Shares................................................................ 31


Selling Shares............................................................... 35


Distribution Plan............................................................ 37


Exchanging Shares............................................................ 38



DISTRIBUTIONS AND TAXES...................................................... 40


Distributions of Income Dividends............................................ 40


Distributions of Capital Gains............................................... 40


Reinvesting Distributions.................................................... 40


State and Local Taxes........................................................ 40


Selling Fund Shares.......................................................... 40


Exchanging Fund Shares....................................................... 40



FINANCIAL HIGHLIGHTS......................................................... 41


ADDITIONAL INFORMATION............................................... BACK COVER

         FUND SUMMARIES
This prospectus provides information about six of the Nationwide(R) Mutual Funds, which include five bond funds and a money market fund (together, the "Funds"). The "Bond Funds" means all of the bond funds offered in this prospectus, and the "Money Market Fund" means the Nationwide Money Market Fund. The following sections summarize key information about the Funds, including information regarding the investment objectives, principal strategies, principal risks, performance and fees for all the Funds. Each Fund's investment objective can be changed without shareholder approval. Use the summaries to compare the Funds with other mutual funds. More detailed information about the risks and investment techniques of the Funds can be found in "More About the Bond Funds" beginning on page 21 or "More about the Money Market Fund" beginning on page 25. "You" and "your" refer to potential investors and current shareholders of the Fund.

The Fund Summaries contain a discussion of the general risks of investing in each Fund. As with any mutual fund, there can be no guarantee that a Fund will meet its objective or that a Fund's performance will be positive for any period of time.

A QUICK NOTE ABOUT SHARE CLASSES

The Funds have the following share classes:

Nationwide High Yield Bond Fund
          - Class A
          - Class B
          - Class C
          - Institutional Service Class

Nationwide Bond Fund
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Tax-Free Income Fund
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Government Bond Fund
     (formerly the "Nationwide Intermediate U.S. Government Bond Fund")
          - Class A
          - Class B
          - Class C
          - Class D

Nationwide Morley Enhanced Income Fund
     (formerly the "Morley Enhanced Income Fund")
          - Class A
          - Institutional Service Class
          - Institutional Class

Nationwide Money Market Fund
          - Prime Shares
          - Service Class

The fees, sales charges and expenses for each share class are different, but each share class of a particular Fund represents an investment in the same assets of that Fund. Having different share classes simply lets you choose the cost structure that's right for you.


The fees and expenses for each Fund are set forth in the Fund Summaries. For more information about which share class is right for you, see "Buying, Selling and Exchanging Fund Shares -- Choosing a Share Class" beginning on page 29.

 Effective March 1, 2001, the Nationwide Intermediate U.S. Government Bond Fund will be known as the NATIONWIDE GOVERNMENT BOND FUND and the Morley Enhanced Income Fund will be known as the NATIONWIDE MORLEY ENHANCED INCOME FUND. This prospectus reflects these name changes.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE HIGH YIELD BOND
FUND

OBJECTIVES AND PRINCIPAL STRATEGIES
The Fund seeks high current income with capital appreciation as a secondary objective.
To achieve its objective, the Fund invests primarily in U.S. dollar-denominated high yield bonds of domestic and foreign issuers (junk bonds). Under normal market conditions, the Fund will invest at least 65% of its total assets in U.S. dollar-denominated domestic and foreign bonds that are considered below investment grade. Such bonds are commonly known as junk bonds. A company is considered to be domestic if it is organized under the laws of the U.S. and has a principal place of business in the U.S., or derives 50% or more of its cash flow from business in the U.S. These bonds may be of any credit quality and may include securities which currently are not paying interest, pay-in-kind securities, zero coupon bonds and securities that are in default.

 Bonds with ratings below Baa (Moody's) or BBB
 (Standard & Poor's) are considered below investment grade and are commonly referred to as junk bonds.
 These bonds generally offer higher interest rates because the issuer is at greater risk of default
 (failure to repay the bond).

The Fund's portfolio manager generally uses a "top-down" and "bottom up" approach when selecting securities. The "top-down" approach focuses on theme and sector development and broad
                                       diversification among countries, sectors and industries, while the "bottom up" approach focuses on individual issues through the application of credit analysis. The portfolio manager uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in junk bonds.

   "TOP-DOWN" APPROACH

 - ECONOMIC ANALYSIS. The portfolio manager takes a view of the economy in order to develop an overall theme of the Fund and selects sectors that fit within the theme.

   "BOTTOM UP" APPROACH

 - CREDIT RESEARCH. The portfolio manager uses independent credit research and on-site management visits to evaluate debt service, growth rate, and both downside and upgrade potential for each individual issue.

 - STRONG LONG-TERM FUNDAMENTALS. Under the "bottom up" approach, the portfolio manager assesses new issues' secondary market opportunities through a relative value analysis.
By using these approaches, the Fund assesses new issues versus secondary market opportunities. The Fund intends to maintain a dollar-weighted effective average portfolio maturity of five to ten years. The Fund's average portfolio maturity may be shortened by securities that have floating or variable interest rates or that include put features which provide the Fund with the right to sell the security at face value prior to maturity. The Fund intends to sell securities which no longer fit within the above parameters.
In order to maintain liquidity, or in the event that the portfolio manager determines there are no securities currently available in the market that meet the Fund's investment objectives, the Fund may invest up to 35% of its total assets in cash or money market instruments.
PRINCIPAL RISKS
Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. These risks are particularly strong for junk bonds and other lower-rated securities.

LOWER-RATED SECURITIES RISK. Investment in junk bonds and other lower-rated or high yield securities involves substantial risk of loss. These securities are considered speculative with

         Fund Summaries -- Nationwide High Yield Bond Fund

respect to the issuer's ability to pay interest and principal when due and are susceptible to default or decline in market value due to adverse economic and business developments. The market values of high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons an investment in the Fund is subject to the following specific risks:

- Increased price sensitivity to changing interest rates and to adverse economic and business developments

- Greater risk of loss due to default or declining credit quality

- Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments when due

- Negative market sentiments toward high yield securities may depress their price and liquidity. If this occurs, it may become difficult to price or dispose of a particular security in the Fund.

MATURITY RISK. The price of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

FOREIGN RISK. Investments in foreign securities involve risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unstable governments and less established markets.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

CALL RISK. Call risk is the possibility that an issuer may redeem a debt security before maturity (call). An increase in the likelihood of a call may reduce the security's price. If a debt security is called, the Fund may have to reinvest the proceeds in other debt securities with lower interest rates, higher credit risks, or other less favorable characteristics.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for that time period compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- INSTITUTIONAL SERVICE CLASS SHARES(1)

                                    [GRAPH]

2000                                                                             -13.7%

Best Quarter:         -0.31% 2nd qtr. of 2000
Worst Quarter:        -8.08%  4th qtr. of 2000
---------------

(1) Sales charges are not applicable to the Institutional Service Class shares. If the sales charges and additional expenses of the Fund's other classes were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 to obtain the Fund's current 30-day yield.

                                                            Since
Average annual returns(1) -- as of 12/31/00  1 year     Inception(2)
----------------------------------------------------------------------
Class A shares                               -18.38%       -18.37%
 ......................................................................
Class B shares                               -18.98%       -18.21%
 ......................................................................
Class C shares(3)                            -16.77%       -16.02%
 ......................................................................
Institutional Service Class shares           -13.72%       -13.73%
 ......................................................................
CS First Boston Global High Yield             -5.21%        -5.21%
Corporate Bond Index

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund began operations on December 29, 1999.

(3) These returns include performance of the Fund which was achieved prior to the creation of the Class C shares (March 1, 2001), which is the same as the performance shown for the Class B shares through December 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar as a result of similar expenses.

(4) The CS First Boston Global High Yield Corporate Bond Index is an unmanaged index which gives a broad look at public high yield debt. The returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of the Index would be lower.

FEES AND EXPENSES

This table describes fees and expenses that you may pay when buying and holding shares of the Fund.

                                                        Institutional
Shareholder Fees(1)                                        Service
(paid directly from your  Class A   Class B   Class C       Class
investment)               shares    shares    shares       shares
---------------------------------------------------------------------
Maximum Sales Charge      4.50%(2)  None      1.00%     None
(Load) imposed on
purchases (as a
percentage of offering
price)
 .....................................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00% (5) None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

                                                              Institutional
                                                                 Service
Annual Fund Operating Expenses  Class A   Class B   Class C       Class
(deducted from Fund assets)     shares    shares    shares       shares
---------------------------------------------------------------------------
Management Fees                 0.55%     0.55%     0.55%     0.55%
 ...........................................................................
Distribution and/or Service     0.25%     1.00%     1.00%     None
(12b-1) Fees
 ...........................................................................
Other Expenses                  0.35%     1.91%     1.91%     0.28%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND               1.15%     3.46%     3.46%     0.83%
OPERATING EXPENSES
 ...........................................................................
Amount of Fee Waiver/Expense    0.20%     1.76%     1.76%     0.13%
Reimbursement
---------------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   0.95%     1.70%     1.70%     0.70%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 32.


(3) A contingent deferred sales charge (CDSC) of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 35.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year of purchase.

(6) Villanova Mutual Fund Capital Trust (VMF), the Fund's investment adviser, and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse VMF for management fees previously waived and/or for the cost of Other Expenses paid by VMF provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse VMF in this manner only applies to fees paid or reimbursements made by VMF at some time within the first five years from the time the Fund commenced operations.

         Fund Summaries -- Nationwide High Yield Bond Fund

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class A shares              $543    $  780    $1,036     $1,768
 ................................................................
Class B shares              $673    $1,199    $1,847     $2,832
 ................................................................
Class C shares              $371    $  990    $1,731     $3,685
 ................................................................
Institutional Service
Class shares                $ 72    $  252    $  448     $1,013

You would pay the following expenses on the same investment if you did not sell your shares(1):

                           1 year   3 years   5 years   10 years
----------------------------------------------------------------
Class B shares              $173     $899     $1,647     $2,832
 ................................................................
Class C shares              $271     $990     $1,731     $3,685

---------------

(1) Expenses paid on the same investment in Class A and Institutional Service Class shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS         NATIONWIDE BOND FUND

OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund seeks as high a level of current income as is consistent with preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return, with an emphasis on current income. It seeks to achieve its goal by investing primarily in investment-grade securities, focusing largely on corporate bonds and U.S. government securities. Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds, which include debentures and notes.
                                       The Fund also invests in foreign
                                       government and corporate bonds,
                                       denominated in U.S. dollars, and in
                                       mortgage-backed securities. It may also
                                       invest in commercial paper rated in one
                                       of the two highest rating categories by a

                                       rating agency.

INVESTMENT-GRADE SECURITIES
 The Fund focuses on "investment grade" taxable debt securities, including corporate debt instruments that have been rated within the four highest rating categories by a nationally recognized statistical rating organization (rating agency), such as Standard
 & Poor's Corporation or Moody's Investors Service,
 Inc. The rating agency evaluates a debt security, measures the issuer's financial condition and stability, and assigns a rating to the security. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will have a duration of four to seven years. In choosing to buy a debt security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities. The Fund may sell a debt security as it gets closer to maturity in order to maintain the Fund's target duration and achieve an attractive total return.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

PRINCIPAL RISKS
Because the value of your investment will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security of the Fund may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the Fund.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayment at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

         Fund Summaries -- Nationwide Bond Fund

FOREIGN RISK. To the extent the Fund invests in foreign securities, investments in foreign securities involve risks in addition to those of U.S. investments. These risks involve political and economic risks, currency fluctuations, higher transaction costs, and delayed settlement. To the extent that the Fund invests in countries with emerging markets, the foreign securities risks are magnified since these countries may have unsafe governments and less established markets.

For additional information, see "More about the Bond Funds" beginning page 21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

                                    [GRAPH]

1991                                                                             16.9%
1992                                                                                8%
1993                                                                             10.7%
1994                                                                             -8.1%
1995                                                                             24.2%
1996                                                                              1.5%
1997                                                                              9.3%
1998                                                                              8.4%
1999                                                                             -2.8%
2000                                                                              7.4%

Best Quarter:       8.69% 2nd qtr. of 1995
Worst Quarter:     -5.02%  1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

Average annual returns(1) -- as of 12/31/00  1 year    5 years    10 years
--------------------------------------------------------------------------
Class A shares(2)                             2.49%     3.56%       6.62%
 ..........................................................................
Class B shares(2)                             1.58%     3.87%       6.95%
 ..........................................................................
Class C shares(3)                             5.37%     4.44%       7.08%
 ..........................................................................
Class D shares                                2.60%     3.70%       6.69%
 ..........................................................................
Lehman Brothers Govt./Corporate              11.84%     6.23%       8.00%
  Bond Index(4)

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

(4) The Lehman Brothers Government/Corporate Bond Index -- an unmanaged index of government and corporate bonds -- gives a broad look at how the prices of U.S. government and corporate bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and holding shares of the Fund.

  Shareholder Fees(1)
(paid directly from your  Class A   Class B   Class C   Class D
      investment)         shares    shares    shares    shares
---------------------------------------------------------------
Maximum Sales Charge      4.50%(2)  None      1.00%     4.50%(2)
(Load) imposed on
purchases (as a
percentage of offering
price)
 ...............................................................
Maximum Deferred Sales    None(3)   5.00%(4)  1.00%(5)  None
Charge (Load) imposed on
redemptions (as a
percentage of original
purchase price or sale
proceeds, as applicable)

Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%     0.50%
 .....................................................................
Distribution and/or Service     0.25%     0.85%     0.85%     None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.30%     0.29%     0.29%     0.33%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.05%     1.64%     1.64%     0.83%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 32.


(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 35.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.


EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $552     $769     $1,003     $1,675
 .................................................................
Class B shares               $667     $817     $1,092     $1,713
 .................................................................
Class C shares               $365     $612     $  983     $2,024
 .................................................................
Class D shares               $531     $703     $  890     $1,429

You would pay the following expenses on the same investment if you did not sell your shares(1):

                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class B shares                $167     $517      $892      $1,713
 ..................................................................
Class C shares                $265     $612      $983      $2,024

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE TAX-FREE INCOME
FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income that is exempt from federal income taxes as is consistent with the preservation of capital through investing in investment-grade municipal obligations.

To achieve its objective, the Fund invests at least 80% of its net assets in securities, the interest income from which is exempt from federal income taxes. In addition, the Fund may also invest up to 20% of its net assets in securities, the interest income from which is treated as a preference item for purposes of the federal alternative minimum tax. The Fund focuses on municipal obligations that have been rated within the four highest rating categories by a rating agency (such as Standard & Poor's Corporation or Moody's Investors Services, Inc.), or if not rated, are of equivalent quality. These obligations are issued by states, U.S. territories, and their political subdivisions.

 MUNICIPAL OBLIGATIONS
 Municipal obligations are issued by, or on behalf of, states, cities and other local governmental entities, to pay for construction and other projects. They are loans that investors make to a government or governmental entity; the government or governmental entity gets the cash it needs to complete its project and the lenders earn interest payments and get their principal back.

The Fund may also invest in other types of municipal obligations, including tax-exempt zero-coupon securities, and floating and variable-rate bonds. In choosing to buy a security, the portfolio manager looks for value. A security may be sold to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

TAX RISK. As a shareholder in the Fund, you may also face two types of tax risk. There is a risk that the federal income tax rate will be reduced and the value of the tax-exemption will be less valuable. There is also the risk that a municipal bond, which is issued as tax-exempt, will eventually be declared taxable.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

                                    [GRAPH]

1991                                                                             10.8%
1992                                                                              9.5%
1993                                                                             12.7%
1994                                                                             -9.1%
1995                                                                             17.5%
1996                                                                              3.7%
1997                                                                              8.6%
1998                                                                              5.6%
1999                                                                             -3.6%
2000                                                                             11.4%

Best Quarter:       8.10% 1st qtr. of 1995
Worst Quarter:     -7.20% 1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

Average annual returns -- as of 12/31/00(1)   1 year   5 years   10 years
-------------------------------------------------------------------------
Class A shares(2)                              6.11%    3.95%      5.89%
 .........................................................................
Class B shares(2)                              5.48%    4.23%      6.21%
 .........................................................................
Class C shares(3)                              9.29%    4.81%      6.33%
 .........................................................................
Class D shares                                 6.38%    4.07%      5.95%
 .........................................................................
Lehman Brothers Municipal                     11.68%    5.84%      7.32%
  Bond Index(4)

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of the Fund's predecessor for periods prior to May 11, 1998.

(2) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of their additional expenses.

(4) The Lehman Brothers Municipal Bond Index -- an unmanaged index of municipal bonds -- gives a broad look at how the bond prices of municipal bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class C   Class D
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None      1.00%
on purchases (as a percentage of                                     4.50%(2)
offering price)
 ...........................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 ...........................................................................


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%      0.50%
 .....................................................................
Distribution and/or             0.25%     0.85%     0.85%      None
Service (12b-1) Fees
 .....................................................................
Other Expenses                  0.19%     0.20%     0.20%      0.20%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               0.94%     1.55%     1.55%      0.70%
OPERATING EXPENSES

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more

         Fund Summaries -- Nationwide Tax-Free Income Fund


    information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 32.


(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C Shares" beginning on page 35.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $542     $736     $  947     $1,553
 .................................................................
Class B shares               $658     $790     $1,045     $1,605
 .................................................................
Class C shares               $356     $585     $  936     $1,927
 .................................................................
Class D shares               $518     $664     $  822     $1,281

You would pay the following expenses on the same investment if you did not sell your shares(1):

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class B shares               $158     $490      $845      $1,605
 .................................................................
Class C shares               $256     $585      $936      $1,927

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS             NATIONWIDE GOVERNMENT BOND
                                                      FUND
                                                      (FORMERLY "NATIONWIDE
                                                      INTERMEDIATE
                                                      U.S. GOVERNMENT BOND
                                                      FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks as high a level of current income as is consistent with the preservation of capital.

To achieve its goal, the Fund seeks an attractive risk-adjusted total return with an emphasis on current income. It seeks to achieve its goal primarily by investing at least 65% of its total assets in U.S. government and agency bonds, bills and notes. The Fund may also invest in mortgage-backed securities issued by U.S. government agencies. The dollar-weighted average portfolio maturity of the Fund's assets will generally be five to nine years.

 BOND MATURITY
 Bond maturity simply means the life of a bond before it comes due and must be repaid. Generally, the longer the bond's maturity, the higher the interest rate.
 This compensates investors for tying up their investments for longer periods. However, as described below, bonds with longer maturities are also more sensitive to price shifts caused by interest rate changes.

To select investments that fit the Fund's objectives, the portfolio manager uses interest rate expectations, yield-curve analysis, economic forecasting, market sector analysis and other techniques. The Fund may also look for bonds that the portfolio manager believes are undervalued, with the goal of buying them at attractive prices and watching them increase in value. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio manager will consider the duration of particular bonds and the Fund's overall portfolio when managing the Fund. The Fund will typically have a duration of four to six years. A security may be sold to take advantage of more favorable opportunities.

 Duration is the sensitivity of the net asset value of the Fund to changes in interest rates.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns.

Some of the securities purchased by the Government Bond Fund are virtually immune to credit risk, because they are issued and backed by the "full faith and credit" of the U.S. government. This means the U.S. government has the power to tax its citizens in order to pay its debts. Other securities are issued by U.S. government agencies and are not backed by the full faith and credit of the U.S. government, but are backed by the issuing agency.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage-backed securities volatile. When mortgage-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest

         Fund Summaries -- Nationwide Government Bond Fund

the proceeds from the repayment at lower rates. In addition, rising interest rates may cause prepayments to occur at slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the portfolio manager anticipated, affecting the maturity and volatility of the Fund.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS -- CLASS D SHARES(1)

1993                                                                              8.8
1994                                                                             -3.6
1995                                                                             18.6
1996                                                                              3.3
1997                                                                              9.5
1998                                                                              8.2
1999                                                                               -2
2000                                                                             12.9

Best Quarter:       6.80% 2nd qtr. of 1995
Worst Quarter:     -2.20%  1st qtr. of 1994
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

                                                                     Since
Average annual returns(1) -- as of 12/31/00  1 year    5 years    inception(2)
------------------------------------------------------------------------------
Class A shares(3)                             7.58%     5.18%          6.09%
 ..............................................................................
Class B shares(3)                             6.97%     5.48%          6.45%
 ..............................................................................
Class C shares(4)                            10.76%     6.06%          6.59%
 ..............................................................................
Class D shares                                7.79%     5.29%          6.16%
 ..............................................................................
Merrill Lynch Government
  Master Index(5)                            13.11%     6.50%          7.40%

---------------

(1) These returns reflect performance after sales charges and expenses are deducted, and include the performance of its predecessor fund prior to May 11, 1998.

(2) The Fund began operations on February 10, 1992.

(3) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the class (May 11, 1998), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B shares. Had Class A or B shares been in existence for the time periods presented, the performance of Class A and B shares would have been lower as a result of their additional expenses.

(4) These returns include performance based on the Fund's predecessor, which was achieved prior to the creation of the Fund (May 11, 1998), and which is the same as the performance shown for the Class D shares through May 1, 1998. In addition, for the period from May 11, 1998 through December 31, 2000, which is prior to the implementation of the Class C shares, the performance of Class C shares is based on the performance shown for Class D shares. These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance for Class C shares would have been lower as a result of its additional expenses.

(5) The Merrill Lynch Government Master Index gives a broad look at how U.S. government bonds have performed. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder Fees(1)           Class A   Class B   Class C   Class D
(paid directly from your investment)  shares    shares    shares    shares
---------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None      1.00%
on purchases (as a percentage of                                     4.50%(2)
offering price)
 ...........................................................................
Maximum Deferred Sales Charge (Load)  None(3)   5.00%(4)  1.00%(5)   None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 ...........................................................................


Annual Fund Operating Expenses  Class A   Class B   Class C   Class D
 (deducted from Fund assets)    shares    shares    shares    shares
---------------------------------------------------------------------
Management Fees                 0.50%     0.50%     0.50%      0.50%
 .....................................................................
Distribution and/or Service     0.25%     0.85%     0.85%      None
(12b-1) Fees
 .....................................................................
Other Expenses                  0.30%     0.28%     0.28%      0.28%
---------------------------------------------------------------------
TOTAL ANNUAL FUND               1.05%     1.63%     1.63%      0.78%
OPERATING EXPENSES
 .....................................................................
Amount of Fee                   0.06%     0.00%     0.00%      0.00%
Waiver/Expense
Reimbursement
---------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(6)   0.99%     1.63%     1.63%      0.78%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A and Class D shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares -- Front-end Sales Charges" beginning on page 32.


(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.


(4) A CDSC ranging from 5% to 1% is charged when you sell Class B shares within the first six years of purchase. Class B shares are converted to Class A shares after you have held them for seven years. See "Buying, Selling and Exchanging Fund Shares -- Selling Shares -- Contingent deferred sales charge
    (CDSC) on Class A, Class B and Class C shares" beginning on page 35.


(5) A CDSC of 1% is charged when you sell Class C shares within the first year after purchase.

(6) VMF and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" for Class A shares through February 28, 2002. VMF has agreed to limit Fund expenses to 1.64% for Class B and Class C and to 0.79% for Class D shares.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses, and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 year   3 years   5 years   10 years
-----------------------------------------------------------------
Class A shares               $546     $763     $  998     $1,670
 .................................................................
Class B shares               $666     $814     $1,087     $1,706
 .................................................................
Class C shares               $364     $609     $  978     $2,013
 .................................................................
Class D shares               $526     $688     $  864     $1,373

You would pay the following expenses on the same investment if you did not sell your shares:(1)

                             1 year   3 years   5 years   10 years
------------------------------------------------------------------
Class B shares                $166     $514      $887      $1,706
 ..................................................................
Class C shares                $264     $609      $978      $2,013

---------------

(1) Expenses paid on the same investment in Class A and Class D shares do not change whether or not you sell your shares.

         FUND SUMMARIES -- THE BOND FUNDS       NATIONWIDE MORLEY ENHANCED
                                                INCOME FUND
                                                (FORMERLY "MORLEY ENHANCED
                                                INCOME FUND")

OBJECTIVE AND PRINCIPAL STRATEGIES

The Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in your account value.
To achieve its goals, under normal conditions, the Fund invests primarily in high-grade debt securities issued by the U.S. government and its agencies, as well as by corporations. The Fund also purchases mortgage-backed and asset-backed securities. The debt securities in which the Fund invests pay interest on either a fixed-rate or variable-rate basis. The Fund will be managed so that its duration will not exceed two years. The Fund may also enter into futures or options contracts solely for
                                       the purpose of adjusting the duration of
the Fund to minimize fluctuation of the Fund's market value. Depending on market conditions, the Fund may also enter into book value maintenance agreements (wrap contracts) with one or more highly rated financial institutions for the purpose of maintaining some of the Fund's assets at a stable book value.

When selecting securities for the Fund, the Fund's portfolio managers will consider expected changes in interest rates and in the price relationships among various types of securities. They will attempt to identify and purchase securities offering the best combination of yield, maturity and relative price performance. The Fund's portfolio managers may elect to sell securities in order to buy others which they believe will better serve the objectives of the Fund. A security may be sold to take advantage of more favorable opportunities.

The Fund's portfolio managers expect that careful selection of securities, relatively short portfolio duration, and the potential availability and use of wrap contracts will enable the Fund to meet its investment objective of limited fluctuation of the Fund's net asset value. There can be no guarantee that the Fund will meet its objective.

PRINCIPAL RISKS

Because the value of your investment in the Fund will fluctuate, there is the risk that you will lose money. Your investment will decline in value if the value of the Fund's investments decrease. The value of your shares will also be impacted in part by the portfolio manager's ability to assess economic conditions and investment opportunities.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if an issuer's financial condition changes, which may lead to a greater price fluctuation in the securities the Fund owns. The Fund limits this risk by purchasing high-grade debt securities.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates. Because the Fund invests primarily in fixed-rate debt securities with short-to-moderate maturities or variable-rate debt securities with frequent interest rate resets, this risk is lower than for funds with longer maturities. The Fund may also use wrap contracts to limit the impact of interest rate changes on the Fund's net asset value.

PREPAYMENT RISK AND EXTENSION RISK. The issuers of mortgage- and asset-backed securities may be able to repay principal in advance, and are especially likely to do so when interest rates fall. Prepayment risk is the risk that because prepayments generally occur when interest rates are falling, a Fund may have to reinvest the proceeds from prepayments at lower rates. Changes in prepayment rates can make the price and yield of mortgage- and asset-backed securities volatile. When mortgage- and asset-backed securities are prepaid, the Fund may also fail to recover premiums paid for the securities, resulting in an unexpected capital loss, and the Fund may have to reinvest the proceeds from the repayments at lower rates. In addition, rising interest rates may cause prepayments to occur at a slower than expected rates thereby effectively lengthening the maturity of the securities and making them more sensitive to interest rate changes. Extension risk is the risk that anticipated payments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the anticipated maturity of a security may be extended past what the
DURATION is the sensitivity of the net asset value of the Fund to changes in interest rates.

portfolio manager anticipated, affecting the maturity and volatility of the Fund.

RISK OF USING WRAP CONTRACTS. If the Fund elects to use wrap contracts, it will incur certain additional risks associated with these contracts and their providers. The credit standing of certain wrap providers may deteriorate over time, impairing the value of their contracts, and the Fund may not be able to renegotiate, replace, or provide for successor contracts in a timely or economical manner.

If either or both of these events were to occur, the duration of the Fund could be affected, and the net asset value of the Fund could be subject to increased fluctuation.

LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. The Fund will limit liquidity risk by investing primarily in relatively short-term, high-grade securities, and by maintaining a reasonable cash balance to fund redemptions and investment purchase opportunities.

DERIVATIVES RISK. An investment in derivatives can have an impact on market, currency and interest rate exposure. Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, currency rates or interest rates are changing in unexpected ways. Counter parties to over-the-counter derivatives contracts present default risks if such counterparties fail to fulfill their obligations. Derivatives can make the Fund less liquid and harder to value, especially in declining markets. Also, the Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes on the value of the hedged portfolio securities.

For additional information, see "More About the Bond Funds" beginning on page
21.

PERFORMANCE

The following bar chart and table present the performance of the Fund. The bar chart shows the Fund's annual total return. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.


ANNUAL RETURNS -- CLASS A SHARES(1)

                                    [GRAPH]

2000                                                                              4.8%


Best Quarter:   1.59% 3rd qtr. of 2000
Worst Quarter:  0.43%  1st qtr. of 2000
---------------

(1) These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Please call 1-800-637-0012 for the Fund's current 30-day yield.

                                                            Since
Average annual returns -- as of 12/31/00(1)  1 year     Inception (2)
----------------------------------------------------------------------
Class A shares                                0.04%         0.06%
 ......................................................................
Institutional Service Class shares            4.94%         4.93%
 ......................................................................
Institutional Class shares                    5.23%         5.21%
 ......................................................................
Lipper Ultra-Short Bond Index(3)              6.98%         6.97%

---------------

(1) These returns reflect performance after sales charges, if any, and expenses are deducted.

(2) The Fund commenced operations on December 29, 1999.

(3) The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days. These returns do not include the effect of any sales charges or expenses. If sales charges and expenses were deducted, the actual returns of this Index would be lower.

         Fund Summaries -- Nationwide Morley Enhanced Income Fund

FEES AND EXPENSES

This table describes the fees and expenses that you may pay when buying and selling shares of the Fund.

                                                Institutional   Institutional
Shareholder Fees(1)                   Class A   Service Class       Class
(paid directly from your investment)  shares       shares          shares
-----------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed   4.50%(2)  None             None
on purchases (as a percentage of
offering price)
 .............................................................................
Maximum Deferred Sales Charge (Load)  None(3)   None             None
imposed on redemptions (as a
percentage of original purchase
price or sale proceeds, as
applicable)
 .............................................................................

                                          Institutional   Institutional
Annual Fund Operating Expenses  Class A   Service Class       Class
(deducted from Fund assets)     shares       shares          shares
-----------------------------------------------------------------------
Management Fees                 0.35%     0.35%            0.35%
 .......................................................................
Distribution and/or Service     0.25%     None             None
(12b-1) Fees
 .......................................................................
Other Expenses                  2.03%     1.38%            1.78%
-----------------------------------------------------------------------
TOTAL ANNUAL FUND               2.63%     1.73%            2.13%
OPERATING EXPENSES
 .......................................................................
Amount of Fee                   1.73%     1.03%            1.68%
Waiver/Expense
Reimbursement
-----------------------------------------------------------------------
NET EXPENSES AFTER WAIVERS(4)   0.90%     0.70%            0.45%

---------------

(1) If you buy and sell shares through a broker or other financial intermediary, they may also charge you a transaction fee.


(2) As the amount of your investment increases, the sales charge imposed on the purchase of Class A shares decreases. For more information, see "Buying, Selling and Exchanging Fund Shares -- Buying Shares, -- Front-end Sales Charges" beginning on page 32.


(3) A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge.

(4) The Fund's investment adviser and the Fund have entered into a written contract limiting operating expenses to those listed in "Net Expenses After Waivers" through February 28, 2002. The Fund is authorized to reimburse the investment adviser for management fees previously waived and/or for the cost of Other Expenses paid by the investment adviser provided that any such reimbursement will not cause the Fund to exceed the expense limitations noted above. The Fund's ability to reimburse the investment adviser in this manner only applies to fees paid or reimbursements made by the investment adviser at some time within the first five years from the time the Fund commenced operations.


EXAMPLE


This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no changes in expenses and expense waivers for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year   3 years   5 years   10 years
-------------------------------------------------------------
Class A shares           $538    $1,073    $1,634     $3,157
 .............................................................
Institutional Service
Class shares             $ 72    $  444    $  842     $1,955
 .............................................................
Institutional Class
shares                   $ 46    $  504    $  989     $2,329

         FUND SUMMARY -- NATIONWIDE MONEY MARKET FUND

OBJECTIVE AND PRINCIPAL STRATEGIES

This Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity.

It seeks to achieve this objective by investing in high-quality money market obligations maturing in 397 days or less, including corporate obligations, U.S. government and agency bonds, bills and notes, the obligations of foreign governments, and the obligations of U.S. banks and U.S. branches of foreign banks if they are denominated in U.S. dollars. The Fund may also invest in floating- and adjustable-rate obligations and asset-backed commercial paper and may enter into repurchase agreements. Typically, the Fund's dollar-weighted average maturity will be 90 days or less.

 WHY INVEST IN A MONEY MARKET FUND?
 By investing in short-term corporate and government bonds and other debt instruments, money market funds provide current income to investors and allow easy access to their money. Money market funds are for risk-averse investors or investors who want to earn competitive yields on cash they may need on short notice. While the Money Market Fund pays dependable income, there is no guarantee that the Fund's earnings will stay ahead of inflation or always provide a certain level of income.

The Fund invests in securities which the portfolio manager believes to have the best return potential. Because the Fund invests in short-term securities, it will generally sell securities only to meet liquidity needs, to maintain target allocations and to take advantage of more favorable opportunities.

PRINCIPAL RISKS

Although the Fund's objective is to preserve capital, there can be no guarantee that the Fund will be able to maintain a stable net asset value of $1.00 per share; therefore you could lose money. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. This risk is significantly reduced due to the short-term nature of the debt securities held by the Fund. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of the Fund.

INTEREST RATE AND INFLATION RISK. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by the Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes. There is also inflation risk when investments in debt securities are initially made when inflation and interest rates are low and the value of these debt securities subsequently fall as inflation rises because higher paying interest rates become more attractive than lower paying interest rates.

For additional information, see "More About the Money Market Fund" on page 25.

         Fund Summary -- Nationwide Money Market Fund

PERFORMANCE

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility -- or variability -- of the Fund's annual total returns over time, and shows that fund performance can change from year to year. The table shows the Fund's average annual total returns for certain time periods compared to the returns of the Consumer Price Index. The bar chart and table provide some indication of the risks of investing in the Fund. Remember, however, that past performance does not guarantee similar results in the future.

ANNUAL RETURNS(1) -- PRIME SHARES

                                    [GRAPH]

1991                                                                              5.6%
1992                                                                              3.2%
1993                                                                              2.6%
1994                                                                              3.7%
1995                                                                              5.5%
1996                                                                                5%
1997                                                                              5.1%
1998                                                                              5.1%
1999                                                                              4.7%
2000                                                                              5.9%

Best Quarter:   1.60%  1st qtr. of 1991
Worst Quarter:  0.60% 2nd qtr. of 1993
---------------

(1) These returns reflect performance after expenses are deducted and include the performance of the Fund's predecessor for periods prior to May 11, 1998. Prime shares were created after January 4, 1999. Please call 1-800-637-0012 for the Fund's current 7-day yield.

Average annual returns -- as of 12/31/00  1 year    5 years    10 years
-----------------------------------------------------------------------
Prime Shares                               5.90%     5.15%       4.64%
 .......................................................................
Service Class Shares(1)                    5.80%     5.11%       4.62%
 .......................................................................
Consumer Price Index(2)                    3.86%     2.63%       2.71%

---------------

(1) These returns include performance of the Fund predecessor, which was achieved prior to the creation of the Service Class (January 4, 1999), which is the same as the performance shown for the Prime Shares through January 4, 1999. The returns have not been restated for the higher fees of the Service Class shares. Had Service Class shares been in existence for the time periods presented, the performance of the Service Class shares would have been lower as a result of their additional expenses.

(2) The Consumer Price Index represents changes in prices of basic goods and services purchased for consumption by urban households.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

There are no sales charges to purchase or sell shares of the Money Market Fund.

                                                    Service
     Annual Fund Operating Expenses        Prime     Class
       (deducted from Fund assets)         Shares   Shares
-----------------------------------------------------------
Management Fees                             0.40%     0.40%
 ...........................................................
Distribution and Service (12b-1) Fees       None      0.15%
 ...........................................................
Other Expenses                              0.25%     0.31%
-----------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES        0.65%     0.86%*

---------------

* VMF has voluntarily agreed to waive fees or otherwise reimburse expenses for the Fund so that Total Annual Fund Operating Expenses will not exceed 0.75%.

EXAMPLE

This example shows what you could pay in expenses over time. You can also use this example to compare the cost of this Fund with other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and no changes in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 year    3 years    5 years    10 years
---------------------------------------------------------------
Prime Shares            $66       $208       $362       $  810
 ...............................................................
Service Class Shares    $88       $274       $477       $1,061

         MORE ABOUT THE BOND FUNDS

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Bond Funds may use the following principal investments and techniques described below to increase returns, protect assets or diversify investments. Unless otherwise indicated, each of the Bond Funds may utilize those techniques. These techniques are subject to certain risks.

The Statement of Additional Information (SAI) contains additional information about all of the Bond Funds, including the Bond Funds' other investment techniques. To obtain a copy of the SAI, see the back cover.

INVESTMENT-GRADE BONDS (BOND, TAX-FREE, GOVERNMENT AND ENHANCED INCOME). These include U.S. government bonds and corporate bonds and municipal bonds that have been rated within the four highest rating categories by a rating agency. The rating agency evaluates a bond, measures the issuer's financial condition and stability and assigns a rating to the security. If a rating agency changes the bond's rating, it may affect the bond's value. By measuring the issuer's ability to pay back the debt, ratings help investors evaluate the safety of their bond investments.

MEDIUM-GRADE OBLIGATIONS (HIGH YIELD BOND, BOND, AND TAX-FREE
INCOME). Medium-grade securities are obligations rated in the fourth highest rating category by any rating agency. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by VMF to consider what action, if any, a Fund should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

U.S. GOVERNMENT SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). These securities include Treasury bills, notes, and bonds issued or guaranteed by the U.S. government and securities issued by U.S. government agencies, including:

- The Federal Housing Administration, the Farmers Home Administration, and the Government National Mortgage Association (GNMA), including GNMA pass-through certificates, which are backed by the full faith and credit of the United States government;
- The Federal Home Loan Banks;
- The Federal National Mortgage Association (FNMA);
- The Student Loan Marketing Association and Federal Home Loan Mortgage Corporation (FHLMC); and
- The Federal Farm Credit Banks.

Although there is virtually no credit risk with these securities, neither the U.S. government nor its agencies guarantee the market value of their securities. Interest rate changes, prepayment rates and other factors may affect the value of these securities.

ZERO-COUPON SECURITIES (TAX-FREE AND HIGH YIELD BOND). Zero-coupon securities pay no interest during the life of the security, and are issued by a wide variety of corporate and governmental issuers. Certain zero-coupon securities are sold at a deep discount.

Zero-coupon securities may be subject to greater price changes, as a result of changing interest rates, than bonds that make regular interest payments. Their value tends to grow more during periods of falling interest rates and, conversely, tends to fall more during periods of rising interest rates than bonds that make regular interest payments. Although they are not traded on a national securities exchange, they are widely traded by brokers and dealers, and are considered liquid. Investors in zero-coupon bonds are required by federal income tax laws to pay interest on the payments they would have received had a payment been made. So, to avoid federal income tax liability, a Fund may be required to make distributions to shareholders and may have to sell some of their assets at inappropriate times in order to generate cash to make the distributions.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES (GOVERNMENT, BOND AND ENHANCED INCOME). U.S. government mortgage-backed securities are securities that are secured by and paid from a pool of mortgage loans on real property and issued or guaranteed by the U.S. government or one of its agencies. Mortgage-backed securities may also be issued by private issuers; however, as a principal strategy, the Government Bond Fund will not invest in mortgage-backed securities issued by private issuers. Collateralized mortgage obligations (CMOs) are securities that have mortgage loans or mortgage pass-through securities, such as GNMA, FNMA or FHLMC certificates as their collateral. CMOs can be issued by the U.S. government or its agencies or by private lenders.

Mortgage-backed securities are subject to interest rate risk. They are also subject to credit risk if they are issued by private issuers. CMOs and other mortgage-backed securities

         More About the Bond Funds

are also subject to prepayment risk. With respect to prepayment risk, when interest rates fall, homeowners may refinance their loans and the mortgage-backed securities may be paid off sooner than anticipated. Reinvesting the returned principal in a lower interest-rate market would reduce the Fund's income. Mortgage-backed securities are also subject to extension risk as described above if rates increase and prepayments slow, and the possibility of losing principal as a result of faster than anticipated prepayment of securities purchased at a premium.

Asset-backed securities are securities that are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. Asset-backed securities are generally issued by private issuers and are subject to interest rate, credit and prepayment risks like mortgage-backed securities. Only the Enhanced Income Fund will invest in asset-backed securities as a principal technique.

FLOATING- AND VARIABLE-RATE SECURITIES (ALL BOND FUNDS). Floating- and variable-rate securities do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to the underlying index (such as the Treasury-bill rate), but the interest rate on variable-rate securities changes at preset times based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to interest rate risk like other debt securities. In addition, because they may be callable, they are also subject to the risk that a Fund will be repaid prior to the stated maturity, and the repaid principal will be reinvested in a lower interest-rate market, reducing a Fund's income. A Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities they would otherwise purchase.

MUNICIPAL OBLIGATIONS (TAX-FREE INCOME). Municipal obligation interest is generally exempt from federal income taxes.

Municipal obligations include revenue bonds (which are paid from the revenue of a specific project), general-obligation bonds (which are backed by the taxing power of the issuer), and moral-obligation bonds (which are normally issued by special-purpose public authorities). If the issuer of moral-obligation bonds is unable to pay interest from current revenues, it can draw from a reserve fund, the restoration of which is a moral commitment but not a legal obligation of that issuer. The principal risks of municipal obligations are credit risk and interest rate risk, although local, political and economic factors may also adversely affect the value and liquidity of municipal securities.

CONVERTIBLE SECURITIES (HIGH YIELD BOND). In addition to investing in bonds, the Fund may invest in convertible securities -- also known as convertibles -- including bonds, debentures, notes, preferred stocks, and other securities. Convertibles are hybrid securities that have characteristics of both bonds and stocks. Like bonds, they pay interest. Because they can be converted into common stock within a set period of time, at a specified price or formula, convertibles also offer the chance for capital appreciation, like common stocks.

Convertibles tend to be more stable in price than the underlying common stock, although price changes in the underlying common stock can affect the convertible's market value. For example, as an underlying common stock loses value, convertibles present less opportunity for capital appreciation, and may also lose value. Convertibles, however, may sustain their value better than common stock because they pay income, which tends to be higher than common stock dividend yields.

Because of this fixed-income feature, convertibles may compete with bonds as a good source of dependable income. Therefore, if interest rates increase and "newer," better-paying bonds become more attractive, the value of convertibles may decrease. Conversely, if interest rates decline, convertibles could increase in value.

Convertibles tend to be more secure than common stock (companies must generally pay holders of convertibles before they pay holders of common stock), but they are typically less secure than similar non-convertible securities such as bonds (bondholders must generally be paid before holders of convertibles and common stock). Because convertibles are usually subordinate to bonds in terms of payment priority, convertibles typically are rated below investment grade by a nationally recognized rating agency, or they are not rated at all.

WHEN-ISSUED SECURITIES (HIGH YIELD BOND). When the Fund purchases securities on a "when-issued" basis, it enters into a commitment to buy the security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery.

MATURITY (ALL BOND FUNDS). Every debt security has a stated maturity date -- when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For mortgage-backed securities, the rate at which homeowners pay down their mortgage principal helps to determine the effective maturity of mortgage-backed bonds.

A bond mutual fund has no real maturity, but it does have a weighted average maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target maturities normally use the effective, rather than the stated, maturities of the bonds in the portfolio when computing the average. This provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.

DURATION (ALL BOND FUNDS). Duration is a calculation that seeks to measure the price sensitivity of a bond or a mutual fund that primarily invests in debt securities to changes in interest rates. It measures this sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of the debt security. Future interest and principal payments are discounted to reflect their present value and are then multiplied by the number of years they will be received to produce a value expressed in years -- the duration. Effective duration takes into account call features and sinking fund payments that may shorten a debt security's life.

DERIVATIVES (HIGH YIELD BOND AND ENHANCED INCOME). A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of an underlying stock. The value of an option on a futures contract varies with the value of the underlying futures contract, which in turn varies with the value of the underlying commodity or security. Derivatives are available based on the performance of assets, interest rates, currency exchange rates, and various domestic foreign indexes.

The Fund may use derivatives for any of the following purposes:

  - To hedge against adverse changes in the market value of securities held by or to be bought for the Fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
  - As a substitute for purchasing or selling securities or foreign currencies.
  - To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.
  - In non-hedging situations, to attempt to profit from anticipated market developments.

SHORT SALES (HIGH YIELD BOND). In selling a stock which the Fund does not own (a short sale), the Fund may borrow the security sold short to make delivery to the buyer. The Fund must then replace the security it has borrowed. If the price of a security sold short goes up between the time of the short sale and the time the Fund must deliver the security to the lender, the Fund will incur a loss. The Fund must also pay the lender any interest accrued during the period of the loan.

WRAP CONTRACTS (ENHANCED INCOME). Wrap contracts may cover certain assets of the Fund and are intended to reduce the volatility of the Fund's net asset value. A wrap contract is an agreement between the Fund and a financial institution, typically a highly-rated bank or insurance company (a wrap provider), to maintain certain Fund assets at their purchase price plus accrued interest. Under normal circumstances, the value of a wrap contract is the difference between the aggregate book value and the current market value of covered

         More About the Bond Funds

assets. A wrap contract therefore gains value when the market price of covered assets declines, and decreases in value when the market price of the covered assets increases. The Enhanced Income Fund expects to pay an annual premium of between 0.10% and 0.20% on the book value of any assets in the Fund which are covered by wrap contracts. The Enhanced Income Fund does not anticipate purchasing contracts on more than 50% of the Fund's assets.

Wrap contracts are considered illiquid assets of the Fund. In addition to liquidity risk, wrap contracts are subject to the credit risk of the wrap provider, and also to the risk that the Fund may be unable to replace a wrap contract that is maturing or subject to termination. Although wrap contracts are designed to reduce the volatility of the Fund's net asset value, they may not always be able to do so.

OTHER PRINCIPAL RISKS

FOREIGN RISK (HIGH YIELD BOND, BOND).

  - COUNTRY. General securities market movements in any country in which the Fund has investments are likely to affect the value of the Fund's securities that trade in that country. These movements will affect the Fund's share price and the Fund's performance. The political, economic and social structures of some countries in which the Fund invests may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluations, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

  - COMPANY. Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies and their securities may not be as liquid as securities of similar U.S. companies. Foreign trading systems, brokers and companies generally have less government supervision and regulation than in the U.S. A Fund may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Generally, the Fund can decrease in value when the individual securities it owns decrease in value. A company's securities can lose value for various reasons, including poor profits, weakened finances, changes in management, a downturn in the economy, or any other reason that leads investors to lose faith in that security.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each of the Bond Funds may adopt a temporary defensive position. The Tax-Free Income Fund may invest up to 20% of its assets in cash and taxable money market bonds, and the other Bond Funds may invest up to 100% of their assets in cash or money market obligations. Should this occur, the Funds may not meet their investment objectives and may miss potential market upswings.

         MORE ABOUT THE MONEY MARKET FUND

OTHER PRINCIPAL INVESTMENTS AND TECHNIQUES

The Money Market Fund may use the following principal investments and techniques to increase returns, protect assets or diversify investments. These techniques are subject to certain risks.

The SAI contains additional information about the Money Market Fund, including the Money Market Fund's other investment techniques. To obtain a copy of the SAI, see the back cover.

MONEY MARKET OBLIGATIONS. These include:

- U.S. Government securities with remaining maturities of 397 days or less,
- Commercial paper rated in one of the two highest categories of any rating agency,
- Asset-backed commercial paper whose own ratings or the rating of any guarantor is in one of the two highest categories of any rating agency,
- Short-term bank obligations rated in one of the two highest categories by any rating agency (with respect to obligations maturing in one year or less),
- Repurchase agreements relating to debt obligations that the Fund could purchase directly, and
- Unrated debt obligations with remaining maturities of one year or less that are determined by the adviser to be of comparable quality to the securities described above.

Generally, money market obligations will not increase in value, but they are high-quality investments that offer a fixed rate of return, as well as liquidity.

FLOATING- AND VARIABLE-RATE SECURITIES. The Fund may invest in floating- and variable-rate securities. These are securities that do not have fixed interest rates; the rates change periodically. The interest rate on floating-rate securities varies with changes to another index (such as the Treasury bill rate), but the interest rate on variable-rate bonds changes at preset times, based upon some underlying index. Some of the floating- or variable-rate securities will be callable by the issuer, which means they can be paid off before their maturity date.

These securities are subject to credit and interest-rate risk like other debt securities, but because they are callable, they are also subject to the risk that the Fund will be repaid prior to the stated maturity, and the principal reinvested in a lower interest-rate market that reduces the Fund's income. The Fund will only purchase floating- and variable-rate securities of the same quality as the debt securities it would otherwise purchase.

REPURCHASE AGREEMENTS. When entering into repurchase agreements, the Fund essentially makes a short-term loan to a qualified bank or broker-dealer. The Fund buys securities that the seller has agreed to buy back at a specific time and at a set price that includes interest. There is a risk that the seller will be unable to buy back the securities at the time required and the Fund could experience delays in recovering the amounts owed to it.

ASSET-BACKED COMMERCIAL PAPER. The Money Market Fund may invest in asset-backed commercial paper that is secured by a pool of assets such as installment-loan contracts, leases of various types of property, and receivables from credit cards. Asset-backed commercial paper is issued and supported by private issuers, and is subject to interest rate risk and credit risk.


PRINCIPAL RISKS


The Money Market Fund is a low-risk investment compared to most other investments. Given its objective -- to preserve capital, generate income and maintain liquidity -- the Fund invests in low-risk, high-quality securities. No investment, however, is free of all risk. Any time an investor buys commercial paper or similar obligations, there is credit risk and interest rate risk.


NON PRINCIPAL RISK



LIQUIDITY RISK. Liquidity risk is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. To the extent the Fund invests in illiquid securities such as extendable commercial notes (whose maturity may be extended to up to 390 days at the option of the issuer), it is subject to this risk. The Fund will limit this risk by investing primarily in relatively short-term, high-quality securities.

         MANAGEMENT

INVESTMENT ADVISERS

EACH OF THE FUNDS EXCEPT THE NATIONWIDE MORLEY ENHANCED INCOME FUND

Villanova Mutual Fund Capital Trust (VMF), 1200 River Road, Conshohocken, Pennsylvania 19428, manages the investment of the Fund's assets and supervises the daily business affairs of the Funds. VMF was organized in 1999 and advises mutual funds. As of December 31, 2000, VMF and its affiliates had approximately $23.3 billion in assets under management.

Each Fund, other than the Morley Enhanced Income Fund, pays VMF a management fee which is based on the Fund's average daily net assets. The total management fees paid by such Funds for the fiscal year ended October 31, 2000, expressed as a percentage of a Fund's average daily net assets and not taking into account any applicable waivers, were as follows:

Nationwide Bond Fund                                   0.50%
 ............................................................
Nationwide Tax-Free Income Fund                        0.50%
 ............................................................
Nationwide Government Bond Fund                        0.50%
 ............................................................
Money Market Fund                                      0.39%

The High Yield Bond Fund pays VMF a management fee as set forth below. The annual management fee is based on the Fund's average daily net assets and includes breakpoints so fees decrease as assets increase:

                       Assets                          Fee
------------------------------------------------------------
up to $250 million                                    0.55%
 ............................................................
$250 million -- $1 billion                            0.525%
 ............................................................
$1 billion -- $2 billion                              0.50%
 ............................................................
$2 billion -- $5 billion                              0.475%
 ............................................................
$5 billion+                                           0.45%

PORTFOLIO MANAGERS

HIGH YIELD BOND FUND

Curtiss Barrows has managed the Nationwide High Yield Bond Fund since its commencement of operations. He serves as Senior Vice President and Chief Investment Officer -- High Yield at VMF, which he joined in December 1999. Prior to that, he was Senior Vice President at Morgan Grenfell, Inc. (Deutsche Asset Management), and a portfolio manager of the Morgan Grenfell High Yield Bond Fund from March 1998 to December 1999. Before March 1998, he was a Vice President of Phoenix Duff & Phelps and the portfolio manager of the Phoenix-Goodwin High-Yield Fund. He has 15 years experience managing high yield investments.

BOND FUND

Thomas S. Leggett, CFA, is responsible for the day-to-day management of the Nationwide Bond Fund. Mr. Leggett joined Nationwide Insurance in 1982 as a securities analyst. Mr. Leggett became an Investment Officer for Nationwide Insurance, parent of VMF, in 1998, and prior to that he was Director -- Investments. Mr. Leggett also currently manages bond portfolios for two Nationwide Insurance retirement accounts.

TAX-FREE INCOME FUND

Alpha Benson, Director of Municipal Securities, joined Nationwide Insurance in 1977 as a financial analyst. Ms. Benson has managed the Nationwide Tax-Free Income Fund and its predecessor from its inception in March 1986, and managed the Financial Horizons Investment Trust Municipal Bond Fund from March 1997 to May 1998.

GOVERNMENT BOND FUND

Gary Hunt joined VMF in 1992 as a securities analyst. Mr. Hunt has been co-manager of the Nationwide Government Bond Fund, and its predecessor Funds, since March 1997. Since May 1999, Mr. Hunt has had primary responsibility for the Government Bond Fund. He also manages the Nationwide NSAT Government Bond Fund.

MONEY MARKET FUND

Patricia Mynster, Director of Securities Investments, has managed the Nationwide Money Market Fund and its predecessor since July 1997, and has managed short-term investments for the Nationwide Insurance Enterprise since 1991.

NATIONWIDE MORLEY ENHANCED INCOME FUND


Effective March 5, 2001, Morley Capital Management, Inc. (MCM), 5665 S.W. Meadows Road, Lake Oswego, Oregon 97035, assumed responsibility for managing the investment of the assets and supervising the daily business affairs of the Nationwide Morley Enhanced Income Fund. MCM assumed its role as investment adviser to the Fund on March 5, 2001, when the previous investment adviser, Union Bond & Trust Company (UBT), MCM's corporate affiliate, transferred its investment advisory responsibilities to MCM. MCM was organized in 1983 and provides stable value fixed income management services to mutual funds, collective investment trusts, separate investment accounts and tax-qualified retirement plans. As of December 31, 2000, MCM and its affiliates had approximately $9.4 billion in assets under management.

The Nationwide Morley Enhanced Income Fund pays MCM a management fee, which is based on the Fund's average daily net assets. The management fee payable by the Fund expressed as a percentage of the Fund's average daily net assets is 0.35%.



For the fiscal year ended October 31, 2000, the Nationwide Morley Enhanced Income Fund paid UBT, its previous adviser, an annual management fee of 0.35%, expressed as a percentage of the Fund's average daily net assets.



PORTFOLIO MANAGERS


NATIONWIDE MORLEY ENHANCED INCOME FUND


Thomas F. Mitchell and Perpetua M. Phillips are co-portfolio managers of the Nationwide Morley Enhanced Income Fund. Mr. Mitchell, Senior Portfolio Manager and Director of Compliance of MCM, has managed assets for corporate affiliates of MCM, including UBT, since December 1998. Mr. Mitchell co-managed the Fund from the time the Fund began operations in December 1999 until June 2000 and since March 2001; in between he was the sole portfolio manager. Mr. Mitchell also co-manages the Nationwide Morley Capital Accumulation Fund. Mr. Mitchell has over twenty years experience with taxable and tax-exempt securities. From 1978 to 1996, he managed investment portfolios for commercial bank affiliates of First Interstate Bancorp. In 1997 and 1998, following First Interstate's merger with Wells Fargo & Co., he was a fixed income trader with Wells Fargo's Institutional Securities Sales and Trading Division.



Ms. Phillips was named co-portfolio manager of the Fund in March 2001. Ms. Phillips joined MCM in 1999 and has twelve years of experience in finance and investments, including management of indexed and total return portfolios. In March 2001, Ms. Phillips also began co-managing the Nationwide Morley Capital Accumulation Fund. Ms. Phillips has been with MCM since 1999 as a stable value manager. Prior to joining MCM, Ms. Phillips was a portfolio manager with the Fixed Income Management Group of Brundage Story and Rose (1990-1999).


PRIOR PERFORMANCE OF THE HIGH YIELD BOND FUND'S PORTFOLIO MANAGER

As described above, Mr. Barrows previously was primarily responsible for managing two other mutual funds with investment objectives and strategies that are substantially similar, but not necessarily identical, to the High Yield Bond Fund. Such other mutual funds are the Phoenix-Goodwin High-Yield Fund and Morgan Grenfell High Yield Bond Fund (the "Prior Funds"). He managed the Phoenix-Goodwin High-Yield Fund until March 13, 1998. He managed the Morgan Grenfell High Yield Bond Fund individually from March 16, 1998 through March 1999 when a co-portfolio manager was added to such Fund. Performance for the Prior Funds was the following, during which period Mr. Barrows managed the Prior Funds alone. This performance reflects changes in the share prices and reinvestment of dividends and distributions, and is net of all fees and expenses.

PHOENIX-GOODWIN HIGH-YIELD FUND

                                ANNUALIZED
                                  TOTAL          FIRST BOSTON
                                 RETURN*       HIGH YIELD INDEX
1 year ending December 31,
  1997                            13.61%            12.63%
5 years ending December 31,
  1997                            11.88%            11.84%
10 years ending December 31,
  1997**                          11.02%            11.88%

MORGAN GRENFELL HIGH YIELD BOND FUND

1 year ending March 31, 1999       3.31%            (0.75)%

---------------
 * Total Returns for the Prior Funds may have been lower if the expenses associated with the Nationwide High Yield Bond Fund were applied to the Prior Funds.

** Mr. Barrows began managing The Phoenix-Goodwin High-Yield Fund in 1985.


Included for comparison are performance figures of the First Boston High Yield Index, an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the High Yield Bond Fund's portfolio.


We have included performance information about the Prior Funds for comparison purposes, BUT THESE OTHER MUTUAL FUNDS ARE SEPARATE AND DISTINCT FROM THE FUND. THEIR PERFORMANCE DOES NOT GUARANTEE SIMILAR RESULTS FOR THE FUND AND SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR THE FUND'S OWN PERFORMANCE.

         Management


The performance of the Prior Funds when managed by Mr. Barrows may not be comparable to the performance of the Fund because of the following differences:


  - brokerage commissions and dealer spreads

  - expenses (including management fees)
  - the size of the investment in a particular security in relation to the portfolio size
  - the timing of purchases and sales (including the effect of market conditions at that time)
  - the timing of cash flows into the portfolio
  - the availability of cash flows into the portfolio


Average annual total return represents the average change over a specified period of time in the value of an investment after reinvesting all income and capital gains distributions. The historical performance numbers are based on information compiled and calculated by Morningstar, Inc. (Morningstar) and are calculated in accordance with SEC standards. Morningstar is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. The Fund believes that the performance information noted above is reliable, but the Fund has not independently verified it.

         BUYING, SELLING AND EXCHANGING FUND SHARES

CHOOSING A SHARE CLASS

As noted in the Fund Summaries, each Fund offers different share classes to give investors different price and cost options. The Prime Shares of the Money Market Fund and Class A, Class B and Class C shares of the other Funds are available to all investors; Class D, Institutional Service Class, Service Class and Institutional Class shares may be available to a limited group of investors depending on which Fund you purchase.

The following sales charges will generally apply:

  Front-end Sales Charge when you purchase:
     Class A shares
     Class C shares
     Class D shares

  Contingent Deferred Sales Charge (CDSC)(1):
     Class B shares if you sell your shares within six years of purchase Class C shares if you sell your shares within one year of purchase

No Sales Charges on Prime shares, Institutional Service Class shares, Institutional Class shares or Service Class shares.


Sales charges are paid to the Funds' distributor, (the Distributor) which either retains them or pays them to a selling representative. Nationwide Advisory Services, Inc. is currently the Distributor. It is anticipated that on or before October 1, 2001, Villanova Distribution Services, Inc. will become the Funds' Distributor.


Class A, Class B and Class C shares pay distribution and/or service fees under a Distribution Plan. These fees are either retained by the Distributor or paid by the Distributor to brokers for distribution and shareholder services.

Class A, Class D and Institutional Service Class shares may also pay administrative service fees. These fees are paid to brokers and other entities who provide administrative support services to the beneficial owners of the Class A, Class D and Institutional Service Class shares.


If you want lower annual fund expenses, Class A shares (and Class D, Institutional Class or Institutional Service Class shares if they are available and you are eligible to purchase them) may be right for you, particularly if you qualify for a reduction or waiver of sales charges. If you do not want to pay a front-end sales charge, and you anticipate holding your shares for the long term, Class B shares may be more appropriate. If you wish to pay a lower front-end sales charge than you would for Class A shares and are uncertain as to how long you may hold your shares, Class C shares may be right for you. The Funds reserve the right to reject an order of $250,000 or more for Class B shares or $1,000,000 or more for Class C shares and an order for Class B shares for Individual Retirement Accounts (IRA accounts) for shareholders 70 1/2 years old and older.


WHEN CHOOSING A SHARE CLASS, CONSIDER THE FOLLOWING:


      Class A and Class D shares                       Class B shares                             Class C shares
-----------------------------------------------------------------------------------------------------------------------------
Front-end sales charge means that a        No front-end sales charge, so your full    Front-end sales charge means that a
portion of your initial investment goes    investment immediately goes toward         portion of your initial investment goes
toward the sales charge, and is not        buying shares                              toward the sales charge and is not
invested                                                                              invested. Front-end Sales Charge on
                                                                                      Class C is lower than Class A and Class
                                                                                      D
 .............................................................................................................................

Reductions and waivers of the sales        No reductions of the CDSC available,       Like Class B shares, no reductions of
charge available                           but waivers available                      the CDSC are available, but waivers are
                                                                                      available
 .............................................................................................................................

Lower expenses than Class B and Class C    Higher distribution and service fees       Higher distribution and service fees
shares mean higher dividends per share     than Class A and Class D shares mean       than Class A and Class D shares mean
                                           higher fund expenses and lower             higher fund expenses and lower
                                           dividends per share                        dividends per share
 .............................................................................................................................

Conversion features are not applicable     After seven years, Class B shares          Unlike Class B shares, Class C shares
                                           convert into Class A shares, which         do not automatically convert into
                                           reduces your future fund expenses          another class
 .............................................................................................................................

No sales charge when shares are sold       CDSC if shares are sold within six         CDSC of 1% is applicable if shares are
back to the Fund(1)                        years: 5% in the first year, 4% in the     sold in the first year after purchase
                                           second, 3% in the third and fourth
                                           years, 2% in the fifth, and 1% in the
                                           sixth year
 .............................................................................................................................

No maximum investment limit                Investments of $250,000 or more may be     Investments of $1,000,000 or more may
                                           rejected                                   be rejected(3)


---------------

(1) A CDSC of up to 1% may be charged on certain redemptions of Class A shares purchased without a sales charge.

(2) This limit was calculated based on a seven year holding period.

(3) This limit was calculated based on a one year holding period.

         Buying, Selling and Exchanging Fund Shares

For investors who are eligible to purchase Class D, Institutional Service Class and Institutional Class shares, the purchase of such shares will be preferable to purchasing Class A, Class B or Class C shares.

 WHO CAN BUY INSTITUTIONAL SERVICE CLASS SHARES

 The Institutional Service Class shares are available for purchase only by the following:
  - retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans
  - tax-exempt employee benefit plans for which third party administrators provide recordkeeping services and are compensated by the Fund for such services
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Service Class shares, where the investment is part of a program that collects an administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals where the adviser is compensated by the Fund for services it provides
  - life insurance separate accounts to fund the benefits of variable annuity contracts issued to governmental entities as an investment option under their deferred compensation plans as defined under Section 457 of the Internal Revenue Code (the Code) or qualified plans adopted pursuant to
    Section 401(a) of the Code.

 WHO CAN BUY CLASS D SHARES

 Class D shares are available for purchase by the following:
  - Investors who received Class D shares of a Fund in the reorganization of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust into Nationwide Mutual Funds in May 1998, as long as you purchase the Class D shares through the same account and in the same capacity
  - Persons eligible to purchase Class D shares without a sales charge as described below or in the SAI

 WHO CAN BUY INSTITUTIONAL CLASS SHARES

The Institutional Class shares are available for purchase only by the following:
  - funds of funds offered by the Distributor or other affiliates of the Trust
  - tax-exempt employee benefit plans if no third party administrator for the plan receives compensation from the Funds
  - institutional advisory accounts of VMF or its affiliates and those having client relationships with an affiliate of VMF, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts
  - a bank, trust company or similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing Institutional Class shares, where the investment is not part of a program that requires payment to the financial institution of a Rule 12b-1 or administrative service fee
  - registered investment advisers investing on behalf of institutions and high net-worth individuals entrusted to the adviser for investment purposes, if the adviser is affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services
  - High net worth individuals desiring to purchase shares of the Funds directly through the Distributor provided they are able to satisfy the minimum investment requirements described below.

Service Class shares of the Money Market Fund are currently sold only to separate account of Nationwide Life Insurance Company and an omnibus account held by Nationwide Trust Company. The address for these entities is One Nationwide Plaza, Columbus, Ohio 43215.

BUYING SHARES
PURCHASE PRICE. The purchase or "offering" price of each share of a Fund is its "net asset value" (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. Generally, except for the Money Market Fund, NAV is based on the market value of the securities owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by a Fund, allocable to such class, less the liabilities allocated to that class, by the total number of that class' outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

The Funds do not calculate NAV on the following days:

  - New Year's Day
  - Martin Luther King, Jr. Day
  - Presidents' Day
  - Good Friday
  - Memorial Day
  - Independence Day
  - Labor Day
  - Thanksgiving Day
  - Christmas Day
  - Other days when the New York Stock Exchange is not open.

Each Fund reserves the right not to determine NAV when:

  - It has not received any orders to purchase, sell or exchange shares.
  - Changes in the value of that Fund's portfolio do not affect the NAV.

If current prices are not available for a security, or if Villanova SA Capital Trust (VSA), as the Funds' administrator, or its agent, determines a price does not represent fair value, a Fund's investments may be valued at fair value in accordance with procedures adopted by the Board of Trustees. To the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

Wrap contracts utilized by the Nationwide Morley Enhanced Income Fund are valued at fair value in accordance with procedures adopted by the Board of Trustees of the Trust.

The Money Market Fund's securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

IN-KIND PURCHASES. The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.

MINIMUM INVESTMENTS --

CLASS A, B, C & PRIME SHARES

To open an account (per Fund) $1,000

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments (per Fund) $100

MINIMUM INVESTMENTS -- CLASS D

To open an account (per Fund)                      $250

 ......................................................

Through the Automatic Asset

Accumulation plan per
 transaction                                        $25

 ......................................................

Additional investments                              $25

MINIMUM INVESTMENTS --

INSTITUTIONAL SERVICE CLASS
 To open an account (per Fund) $50,000

 ......................................................

Additional investments                             None

MINIMUM INVESTMENTS --

INSTITUTIONAL CLASS
 To open an account (per Fund) $1,000,000

 ......................................................

Additional investments                             None

 --------------------------------------------------------------

If you purchase shares through an account at a broker, different minimum account requirements may apply.
 These minimum investment requirements do not apply to certain retirement plans or omnibus accounts. Call
 1-800-848-0920 for more information.

         Buying, Selling and Exchanging Fund Shares

FRONT-END SALES CHARGES
CLASS A AND CLASS D SHARES

The charts below show the applicable front-end sales. Class A and Class D shares sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                2.00              2.04
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 0.25              0.25

CLASS D SHARES

                                                      Sales charge
                                     Sales charge       as % of
                                       as % of           amount
Amount of purchase                  offering price      invested
------------------------------------------------------------------
Less than $50,000                   4.50%             4.71%
 ..................................................................
$50,000 to $99,999                  4.00              4.17
 ..................................................................
$100,000 to $249,999                3.00              3.09
 ..................................................................
$250,000 to $499,999                2.50              2.56
 ..................................................................
$500,000 to $999,999                1.00              1.01
 ..................................................................
$1 million to $24,999,999           0.50              0.50
 ..................................................................
$25 million or more                 None              None

CLASS C SHARES

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested).

CLASS A FINDERS' FEES

For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds will pay a finder's fee to the dealer at the time of purchase. For the dealer to be eligible for the finder's fee, the following requirements apply:
  - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the purchase of any Nationwide Mutual Funds (Nationwide Funds) Class A shares.
  - The purchase can be made in any combination of Nationwide Funds.
  - The employer sponsored plan will be subject to a CDSC for shares redeemed in any employer initiated redemption within the first three years of purchase (the applicable CDSC will be charged as described below).
If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

  - 1.00% for sales of the Nationwide Funds of $1 million and more but less than $3 million.

  - 0.50% for sales of the Nationwide Funds of $3 million and more but less than $50 million.

  - 0.25% for sales of the Nationwide Funds of $50 million or more.

REDUCTION AND WAIVER OF CLASS A AND CLASS D SALES CHARGES

Shareholders can reduce or eliminate Class A and Class D shares' initial sales charge through one or more of the discounts described below:

  - An increase in the amount of your investment. The above tables show how the sales charge decreases as the amount of your investment increases.

  - Family Member Discount. Members of your family who live at the same address can combine investments in the Nationwide Funds (except purchases of the Money Market Fund), possibly reducing the sales charge.

  - Lifetime Additional Discount. You can add the value of any of the Nationwide Funds' Class A and Class D shares you already own (except the Money Market
    Fund) with the value of the shares you are purchasing, which may reduce the applicable sales charge.

  - Insurance Proceeds or Benefits Discount Privilege. If you use the proceeds of an insurance policy issued by any member of Nationwide Insurance to purchase Class A or Class D shares, you will pay one-half of the published sales charge if you make your investment 60 days after receiving the proceeds.

  - No sales charge on a repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class D shares that you buy within 30 days of selling Class A or Class D shares of an equal or lesser amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

  - Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A or Class D shares (excluding the Nationwide Money Market Fund) and your sales charge will be based on the total amount you intend to invest. The letter may be backdated up to 90 days to include previous purchases for determining your sales charge. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. Call 1-800-848-0920 for more information.

WAIVER OF CLASS A AND CLASS D SALES CHARGES

The Class A and Class D sales charges will be waived for the following purchasers:

  - Any person purchasing through an account with an unaffiliated brokerage firm that has an agreement with the Distributor to waive sales charges for those persons. (Class A shares only)

  - Directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Distributor. (Class A shares only)


  - Any person who pays for the shares with the proceeds of one of the following sales:


     - Sales of non-Nationwide mutual fund shares


     - Sales of Class D shares of a Nationwide Fund if the new fund purchased does not have Class D shares and Class A shares are purchased instead


     - Sales of Class A shares of another Nationwide Fund when they purchase Class D shares with the proceeds (this waiver only applies for purchasers eligible to purchase Class D shares)



  To qualify, you must have paid an initial sales charge or CDSC on the shares sold. You must purchase the new shares within 60 days of the redemption, and you must request the waiver when you purchase the new shares (the Funds may require evidence that you qualify for this waiver). (Class A and Class D shares for those Funds which have Class D shares)


  - Employer-sponsored retirement plans, including pension, profit sharing or deferred compensation plans which are qualified under sections 401(a), 403(b) or 457 of the Internal Revenue Code. (Class A shares only)


  - Trustees and retired Trustees of Nationwide Mutual Funds (including its predecessor Trusts). (Class A and Class D shares for those Funds which have Class D shares)



  - Directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses, children or immediate relatives (including mother, father, brothers, sisters, grandparents and grand-children) and immediate relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF, VSA and their affiliates. (Class A and Class D shares for those Funds which have Class D shares)



  - Directors, officers, full-time employees, their spouses, children or immediate relatives and immediate relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance and Nationwide Financial companies from time to time (including, but not limited to, Farmland Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative, Inc.). (Class A and Class D shares for those Funds which have Class D shares)


Additional investors eligible for sales charge waivers may be found in the SAI.

CONVERSION OF CLASS B SHARES

After you have held your Class B shares for seven years, we will automatically convert them into Class A shares (without charge), which carry the lower 12b-1 fee. We will also convert any Class B shares that you purchased with reinvested dividends and other distributions for those shares

         Buying, Selling and Exchanging Fund Shares

at that time. Remember, because the NAV of Class A shares is usually higher than the NAV of Class B shares, you may receive fewer Class A shares than the number of Class B shares converted, but the total dollar value will be the same. We do the conversion on the first business day of the month following the seventh anniversary of the date of your purchase.

HOW TO PLACE YOUR PURCHASE ORDER

If you wish to purchase Class A, Class B, Class C or Class D shares, you may purchase them using one of the methods described below. When you buy shares, be sure to specify the class of shares. If you don't choose a class, your investment will be made in Class A shares (Prime Shares for the Money Market
Fund). Eligible entities wishing to purchase Institutional Service Class or Institutional Class shares should contact Customer Service at 1-800-848-0920 for more information regarding such purchases.

BY MAIL. Complete and mail the application with a check or money order made payable to: Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492. Payment must be made in U.S. dollars only and drawn on a U.S. bank. The Funds will not accept third-party checks.

BY WIRE. You can request that your bank transmit funds (federal funds) by wire to the Fund's custodian bank. In order to use this method, you must call Customer Service at 1-800-848-0920 by 4 p.m. Eastern Time, and the wire must be received by the custodian bank by the close of business on the day you placed your order or your order will be cancelled. You may be liable for any loss to a Fund resulting from the cancellation. Please note that your bank may charge a fee to wire funds. If you choose this method to open your account, you must call our toll-free number before you wire your investment, and you must then complete and fax the application.

BY TELEPHONE (NATIONWIDE FUNDS NOW). Call 1-800-637-0012, our automated voice-response system, 24 hours a day, seven days a week, for easy access to mutual fund information. You can choose from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions and other mutual fund information. You must complete the appropriate section of the application to use Nationwide Funds NOW to make purchases.

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary accepts it. Contact your broker to determine whether it has an established relationship with the Distributor.

ON-LINE. Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can download a Fund prospectus or receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on this website at any time, in which case you may continue to buy shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ADDITIONAL SHAREHOLDER SERVICES

Shareholders are entitled to a wide variety of services by contacting:

NATIONWIDE FUNDS NOW                                              1-800-637-0012

Our customized voice-response system, available 24 hours a day, seven days a week

CUSTOMER SERVICE                                                  1-800-848-0920

Representatives are available to answer questions between 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time).

For additional information on buying shares and shareholder services, call the Customer Service or contact your sales representative.

SELLING SHARES

You can sell or, in other words, redeem your shares of the Funds at any time, subject to certain restrictions described below. The price you will receive when you sell your shares will be the NAV (less any applicable sales charges) next determined after the Fund receives your properly completed order to sell in its offices in Columbus, Ohio. Of course, the value of the shares you sell may be worth more or less than their original purchase price depending upon the market value of a Fund's investments at the time of the sale.

 Properly completed orders contain all necessary paperwork to authorize and complete the transaction. The Funds may require all account holder signatures, updated account registration and bank account information and, depending on circumstances, a signature guarantee.

Generally, we will pay you for the shares that you sell within three days after receiving your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.


A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.


Under extraordinary circumstances a Fund may elect to honor your redemption request by transferring some of the securities held by the Fund directly to you. For more information about a Fund's ability to make such a redemption in kind, see the SAI.

RESTRICTIONS ON SALES

You may not be able to sell your shares of a Fund or a Fund may delay paying you the proceeds from a sale when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or if an emergency exists.

SIGNATURE GUARANTEE -- CLASS A, CLASS B, CLASS C, CLASS D AND PRIME SHARES

A signature guarantee is required under the following circumstances:

  - if your account address has changed within the last 10 business days, or

  - if the redemption check is made payable to anyone other than the registered shareholder, or

  - if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days, or

  - if the proceeds are mailed to any address other than the address of record, or

  - if the redemption proceeds are being wired to a bank for which instructions are currently not on your account.

The Distributor reserves the right to require a signature guarantee in other circumstances, without notice.

CONTINGENT DEFERRED SALES CHARGE (CDSC) ON CLASS A, CLASS B AND CLASS C SHARES

You must pay a CDSC if you sell Class B shares within six years of purchase, unless you are entitled to a waiver. The sales charge applies if your sale causes the value of Class B shares in your account to fall below the total amount of all purchases of Class B shares you made during the preceding six years. The sales charge is applied to your original purchase price, or the current market value of the shares being sold, whichever is less. The amount of the sales charge will decrease as illustrated in the following chart:

                        1       2       3       4       5       6           7
     Sale within       year   years   years   years   years   years   years or more
-----------------------------------------------------------------------------------
Sales charge            5%      4%      3%      3%      2%      1%          0%

All purchases during the month are grouped together and will be treated as if made on the last day of the preceding month.

Under certain circumstances, employer-sponsored retirement plans investing in Class A shares without a sales charge and for which a finders' fee has been paid (other than those investing in the Funds through variable insurance products) may be charged a CDSC if shares are redeemed within three years after purchase. The CDSC will be 1% for the first year, 0.50% for the second year and 0.25% for the third year.

With respect to Class C shares, you must pay a CDSC of 1% if you sell your shares within the first year after you purchased the shares.

We do not impose a CDSC on Class A, Class B or Class C shares purchased through reinvested dividends and distributions. If you sell your Class B or Class C shares and reinvest the proceeds in Class B or Class C shares within 30 days, the Funds will deposit an amount equal to any CDSC on

         Buying, Selling and Exchanging Fund Shares

Class B or Class C shares you paid into your account. We will also waive the CDSC on Class B or Class C if you sell shares following the death or disability of a shareholder, provided the sale occurs within one year of the shareholder's death or a determination of disability, and for mandatory withdrawals from IRA accounts after age 70 1/2 years. For more information, see the SAI.

HOW TO PLACE YOUR SALE ORDER

You can request the sale of your Class A, Class B, Class C or Class D shares in any of the ways described below. A signature guarantee may be required under certain circumstances. Please refer to the section entitled "Signature Guarantee -- Class A, Class B, Class C, Class D and Prime shares". Eligible entities wishing to sell Service, Institutional Service Class or Institutional Class shares should contact the Distributor at 1-800-848-0920 for information regarding such sales.
BY TELEPHONE (NATIONWIDE FUNDS NOW). Calling 1-800-637-0012 connects you to our automated voice-response system, available 24 hours a day, seven days a week, for easy access to mutual fund information. You can sell shares and have the check mailed to your address of record, unless you declined this option on your application. Only the following types of accounts can use Nationwide Funds NOW to sell shares: Individual, Joint, Transfer on Death, Trust, and Uniform Gift/ Transfer to Minor accounts. You can call 1-800-637-0012 after 7 p.m. Eastern Time to learn the day's closing share price.


CAPITAL GAINS TAXES
If you sell Fund shares for more than you paid for them, you may have capital gains, which are subject to federal (and in some cases, state) income tax. For more information, see "Distributions and Taxes -- Selling Fund Shares" on page 40.


THROUGH OUR CUSTOMER SERVICE LINE. Unless you declined the telephone redemption privilege on your application, you can call and request that a check payable to the shareholder of record be mailed to the address of record. You can sell shares of your IRA by telephone if we receive the proper forms. The distribution from an IRA will be subject to a mandatory 10% federal withholding tax, unless you inform us in writing not to withhold taxes. For additional information or to request the forms, please call the customer service line at 1-800-848-0920. The Funds will use procedures to confirm that telephone instructions are genuine. If a Fund acts on instructions it reasonably believed were genuine, it will not be liable for any loss, injury, damage or expense that occurs as a result, and the Fund will be held harmless for any loss, claims or liability arising from its compliance with the instructions. The Funds may record telephone instructions to sell shares. The Funds reserve the right to revoke this privilege at any time, without notice to shareholders, and to request the sale in writing, signed by all shareholders on the account.

BY BANK WIRE. The Funds can wire the funds directly to your account at a commercial bank (a voided check must be attached to your application), unless you declined telephone privileges on your application. (This authorization will remain in effect until you give the appropriate Fund written notice of its termination.) Your proceeds will be wired to your bank on the next business day after your order to sell shares has been processed. We will deduct a $20 fee from the proceeds of your sale for this service. Your financial institution may also charge you a fee for receiving the wire. Funds sent outside the U.S. may be subject to a higher fee.

BY AUTOMATED CLEARING HOUSE (ACH). Your funds can be sent to your bank via ACH on the second business day after your order to sell has been received by the appropriate Funds. Funds sent through ACH should reach your bank in two business days. There is no fee for this service. (This authorization will remain in effect until you give the appropriate Funds written notice of its termination.)

BY MAIL OR FAX. Write a letter to Nationwide Mutual Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or fax it to 614-428-3278. Please be sure your letter is signed by all account owners. Be sure to include your account number and the Fund from which you wish to make a redemption. For a distribution from an IRA, you must include your date of birth and indicate whether or not you want the Fund to withhold federal income tax from your proceeds. Your sale of shares will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next business day. The Funds reserve the right to require the original document if you fax your letter.

BY MONEY MARKET FUND CHECK WRITING. Shareholders of Prime Shares of the Money Market Fund receive free check-writing privileges ($500 minimum). If you wish to withdraw your money this way, please complete the appropriate section of the application. There is no fee for this service, but the Fund reserves the right to charge for it or to terminate this service in the future. If you acquired your Money Market Fund shares through an exchange, the shares may be subject to a sales charge as described in "Exchanging Shares."

THROUGH AN AUTHORIZED BROKER. The Distributor has relationships with certain brokers and other financial intermediaries who are authorized to accept, or designate intermediaries to accept, purchase and redemption orders for the Funds. If you have an account with such a broker, your redemption order will be priced at the NAV next determined after your order has been accepted by your broker or its designated intermediary. Your broker or financial intermediary may charge fee for this services.

ON-LINE. Log on to our website www.nationwidefunds.com, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can receive information on all of our funds by downloading a prospectus or using other methods as well as information concerning your own personal accounts on-line. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to sell Fund shares on this website at any time, in which case you may continue to sell shares by mail, wire, telephone or through an authorized broker as described in this Prospectus.

ACCOUNTS WITH LOW BALANCES -- CLASS A, CLASS B, CLASS C, CLASS D AND PRIME
SHARES

We may sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $250. Before the account is closed, we will give you notice and allow you 90 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts. This does not apply to Automatic Asset Accumulation accounts.

If the value of Prime Shares of your Money Market Fund account falls below a daily average of $250 for any month, you will be charged a $2 monthly fee, which is deposited into the Fund to offset the expenses of small accounts. We will sell shares from your account in the first week of the following month to cover the fee.

For additional information on selling your shares, call our Customer Service line at 1-800-848-0920 or contact your sales representative.

DISTRIBUTION PLAN

In addition to the sales charges which you may pay for Class A, Class B, Class C and Class D shares, the Trust has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940, which permits Class A, Class B, Class C and Service Class shares of the Funds to compensate the Distributor for expenses associated with distributing such shares and providing shareholder services.

DISTRIBUTION AND SERVICE FEES

Under the Distribution Plan, Class A, Class B and Class C shares of the Funds (and Service Class Shares of the Money Market Fund) pay the Distributor compensation which is accrued daily and paid monthly. Each Fund shall pay amounts not exceeding an annual amount of:

        FUND/CLASS               AS A % OF DAILY NET ASSETS
----------------------------------------------------------------
Class A shares               0.25% (distribution or service fee)
 ................................................................
Class B shares               0.85% (0.10% service fee)
 ................................................................
Class C shares               0.85% (0.10% service fee)
 ................................................................
Service Class (Money Market
  Fund)                      0.15% (distribution or service fee)

Class D, Institutional Service Class, Institutional Class shares and Prime Shares of the Money Market Fund pay no 12b-1 fees.

Because these fees are paid out of the Funds' assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of sales charges.

         Buying, Selling and Exchanging Fund Shares

EXCHANGING SHARES

You can exchange the shares you own for shares of another Fund within Nationwide Funds (except the Nationwide Morley Capital Accumulation Fund) as long as they are the same class of shares, both accounts have the same owner, and your first purchase in the new fund meets the fund's minimum investment requirement. For example, you can exchange Class A shares of any one of the Funds for Class A shares of any other fund within the Nationwide Funds, but you cannot exchange Class A shares for Class B, Class C or Class D shares.


Capital gains taxes
Exchanging shares is considered a sale and purchase of shares for federal and state income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay federal and/or state income taxes. For more information, see "Distribution and Taxes -- Exchanging Fund Shares" on page 40.


Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the fund into which you are exchanging. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Money Market Fund. Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class shares of the Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you hold the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charged if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held Class B (or Class A) shares prior to the exchange will be counted for purposes of calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund; therefore, you will pay any applicable CDSC at the time you redeem Class C shares and purchase Prime Shares of the Money Market Fund.

The Board of Trustees has approved holding a shareholder meeting for the Prestige Balanced and Prestige International Funds; at the meeting, shareholders of each of these funds will be asked to approve its liquidation. Because it is anticipated that these funds will be liquidated shortly after shareholder approval is obtained, beginning March 1, 2001, you may no longer exchange into the Prestige Balanced or Prestige International Funds.

HOW TO PLACE YOUR EXCHANGE ORDER

You can request an exchange of shares in writing, by fax, by phone, or by on-line access (see "Buying Shares -- How to place your purchase order" on page 33 or the back cover for contact information). If you make your request in writing, please be sure all account holders sign the letter. Your exchange will be processed on the date the Fund receives your signed letter or fax. If your fax is received after 4 p.m. Eastern Time, it will be processed the next day. If you fax your request, we reserve the right to ask for the original. You can automatically request an exchange 24 hours a day, seven days a week, by calling Nationwide Funds NOW, our automated voice-response system, or by logging on to our website at www.nationwidefunds.com. You will have automatic exchange privileges unless you decline this option on your application. The Trust reserves the right to amend or discontinue these exchange privileges upon 60 days' written notice to shareholders.

EXCESSIVE EXCHANGE ACTIVITY


The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, beginning June 18, 2001, the following Nationwide funds may assess the fee listed below on the total value of shares that are redeemed from one of these funds or exchanged out of one of these funds into another Nationwide fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore Growth 20 Fund):



                 FUND                     EXCHANGE FEE
                 ----                     ------------
Gartmore Emerging Markets Fund........        2.00%
Gartmore International Growth Fund....        2.00%
Gartmore International Small Cap
  Growth Fund.........................        2.00%
Gartmore Global Leaders Fund..........        2.00%
Gartmore Global Technology and
  Communications Fund.................        2.00%
Gartmore Growth 20 Fund...............        2.00%
Gartmore Millennium Growth Fund.......        1.50%
Gartmore Value Opportunities Fund.....        1.50%
Nationwide Small Cap Fund.............        1.50%



The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares purchased of, or exchanged into, one of the applicable funds after June 18, 2001. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

         DISTRIBUTIONS AND TAXES
The following information is provided to help you understand the income and capital gains you can earn when owning Fund shares, as well as the federal taxes you may have to pay on this income. For tax advice regarding your personal tax situation, please speak with your tax adviser.

DISTRIBUTIONS OF INCOME DIVIDENDS

The Funds declare dividends daily and distribute them monthly. Income dividends are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. The amount of income dividends distributed to you will be reported in a Form 1099, which we will send to you during the tax season each year (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). For corporate shareholders, a portion of each year's distributions may be eligible for the corporate dividend-received deduction.

TAX-FREE INCOME FUND

Generally, income from the Tax-Free Income Fund will be exempt from federal income taxes, although it is possible that a small portion could be taxable. Any taxable distributions will be reported in a Form 1099. Although the distributions may be exempt from federal income taxes, they may be subject to state and local taxes. Please be aware that income that is exempt from federal income taxes may be considered in addition to taxable income for purposes of determining whether Social Security payments received by a shareholder are subject to federal income taxes. Certain income not subject to the normal federal income tax may be subject to the federal alternative minimum tax. To determine whether a tax-free fund is right for you, please speak with your tax adviser.

DISTRIBUTIONS OF CAPITAL GAINS

If a Fund has net realized capital gains at the end of the calendar year (meaning the gains from sales of securities exceed any losses from sales), it will distribute this capital gain to shareholders annually. You must pay federal income taxes on any capital gains distributed to you, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. On Form 1099, we will report the amount of net short-term capital gains and net long-term capital gains distributed to you during the year. Currently, for individuals, long-term capital gains are taxed at a maximum rate of 20%; short-term capital gains are taxed as ordinary income, such as interest or dividends. For more information regarding capital gains tax rates, speak with your tax adviser.

REINVESTING DISTRIBUTIONS

All income and capital gains distributions will be reinvested in shares of the applicable Fund. You may request a payment incash in writing if distributions are in excess of $5. You may be subject to tax on reinvested distributions. If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be cancelled and the money reinvested in a Fund as of the cancellation date. No interest is paid during the time the check is outstanding.

You may be subject to federal backup withholding at a rate of 31% of each distribution unless you certify that the taxpayer identification number you gave us is correct, and that you are not subject to withholding. (We will, however, withhold taxes if the Internal Revenue Service notifies us that such certifications are not accurate, or as may otherwise be required under the Internal Revenue Code.)

CHANGING YOUR DISTRIBUTION OPTION
If you want to change your distribution option, you must notify us by the record date for a dividend or distribution in order for it to be effective for that dividend or distribution.

STATE AND LOCAL TAXES

Distributions may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.

SELLING FUND SHARES

Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax. The amount of the tax depends on how long you held your shares. For individuals, long-term capital gains are currently taxed at a maximum rate of 20%; and short-term capital gains are taxed as ordinary income, such as interest or dividends. Capital gains from your sale of Fund shares is not reported on Form 1099; you or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

EXCHANGING FUND SHARES

Exchanging your shares of a Fund for another Fund within the Nationwide Funds is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to the federal income taxes described above. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset any capital gains you may have.

         FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years or, if the Fund has not been in operation for the past five years, for the life of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Trust's annual report, which is available upon request. For the Bond, Government Bond and Tax-Free Funds for 1996, 1997 and 1998, information is for one Class D share outstanding through the periods ended October 31, which includes information for these Funds and their respective predecessors (prior to May 11, 1998, shares of these Funds' predecessors were without class designation). The tables for each of these Funds also include information for the Class A and Class B shares for the period from May 11, 1998 to October 31, 1998 and for the years ended October 31, 1999 and October 31, 2000. For the Money Market Fund for 1996, 1997, 1998 and 1999, information is for one share outstanding through the years ended October 31, which includes information for the Fund and its predecessor. As of January 4, 1999, the original shares of the Money Market Fund were renamed Prime Shares, and a new Class of shares of the Money Market Fund (Service Class Shares) was added. Class C shares had not been offered to the public as of October 31, 2000. The information for the Nationwide High Yield Bond Fund and the Nationwide Morley Enhanced Income Fund reflects the performance for the life of such Funds.

                                                                                     HIGH YIELD BOND FUND
                                                                ---------------------------------------------------------------
                                                                               PERIOD ENDED OCTOBER 31, 2000(a)
                                                                ---------------------------------------------------------------
                                                                                                          INSTITUTIONAL SERVICE
                                                                CLASS A SHARES(a)    CLASS B SHARES(a)       CLASS SHARES(a)
                                                                -----------------    -----------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                               $ 10.00              $ 10.00                $ 10.00
                                                                     -------              -------                -------
INVESTMENT ACTIVITIES
  Net investment income                                                 0.86                 0.80                   0.87
  Net realized and unrealized (loss)                                   (2.04)               (2.04)                 (1.99)
                                                                     -------              -------                -------
    Total investment activities                                        (1.18)               (1.24)                 (1.12)
                                                                     -------              -------                -------
DISTRIBUTIONS
  Net investment income                                                (0.86)               (0.80)                 (0.87)
                                                                     -------              -------                -------
    Total distributions                                                (0.86)               (0.80)                 (0.87)
                                                                     -------              -------                -------
Net increase (decrease) in net asset value                             (2.04)               (2.04)                 (1.99)

NET ASSET VALUE -- END OF PERIOD                                     $  7.96              $  7.96                $  8.01
                                                                     =======              =======                =======
Total return (excluding sales charge)(b)                              (12.48)%             (13.02)%               (11.80)%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period (000)                                 $ 2,804              $   188                $88,639
  Ratio of expenses to average net assets(c)                            0.95%                1.70%                  0.70%
  Ratio of net investment income to average net assets(c)              12.35%               13.09%                 11.46%
  Ratio of expenses to average net assets(*, c)                         1.15%                3.46%                  0.83%
  Portfolio turnover rate(b,d)                                         76.93%               76.93%                 76.93%

---------------

* Ratios calculated as if no fees were waived and/or expenses reimbursed.
(a) Class A, Class B, and Institutional Class Shares were first offered to the public on December 29, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                          NATIONWIDE BOND FUND
                                      -------------------------------------------------------------
                                      YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                      ------------------------    ---------------------------------
                                         1996          1997        CLASS D     CLASS A     CLASS B
                                      ----------    ----------    ---------    --------    --------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                                $   9.50      $   9.34     $   9.49      $ 9.52      $ 9.52
                                       --------      --------     --------      ------      ------
INVESTMENT ACTIVITIES
 Net investment income                     0.61          0.60         0.57        0.26        0.23
 Net realized and unrealized gain
   (loss)                                 (0.15)         0.15         0.27        0.23        0.23
                                       --------      --------     --------      ------      ------
   Total investment activities             0.46          0.75         0.84        0.49        0.46
                                       --------      --------     --------      ------      ------
DISTRIBUTIONS
 Net investment income                    (0.62)        (0.60)       (0.57)      (0.26)      (0.23)
                                       --------      --------     --------      ------      ------
   Total distributions                    (0.62)        (0.60)       (0.57)      (0.26)      (0.23)
                                       --------      --------     --------      ------      ------
Net increase (decrease) in net asset
 value                                    (0.16)         0.15         0.27        0.23        0.23
                                       --------      --------     --------      ------      ------

NET ASSET VALUE -- END OF PERIOD       $   9.34      $   9.49     $   9.76      $ 9.75      $ 9.75
                                       ========      ========     ========      ======      ======
Total return (excluding sales
 charges)                                  5.05%         8.33%        9.11%       5.18%(b)    4.85%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)    $133,253      $124,404     $134,822      $1,365      $  490
 Ratio of expenses to average net
   assets                                  0.70%         0.72%        0.78%       1.17%(c)    1.81%(c)
 Ratio of net investment income to
   average net assets                      6.60%         6.43%        5.93%       5.48%(c)    4.93%(c)
 Portfolio turnover rate(d)               38.95%        70.63%       70.31%      70.31%      70.31%

                                                            NATIONWIDE BOND FUND
                                      ----------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------    ------------------------------
                                      CLASS D     CLASS A    CLASS B    CLASS D     CLASS A    CLASS B
                                      --------    -------    -------    --------    -------    -------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                               $   9.76    $ 9.75     $ 9.75     $   9.09    $ 9.07     $ 9.08
                                      --------    ------     ------     --------    ------     ------
INVESTMENT ACTIVITIES
 Net investment income                    0.55      0.53       0.47         0.59      0.57       0.52
 Net realized and unrealized gain
   (loss)                                (0.67)    (0.68)     (0.67)       (0.33)    (0.32)     (0.33)
                                      --------    ------     ------     --------    ------     ------
   Total investment activities           (0.12)    (0.15)     (0.20)        0.26      0.25       0.19
                                      --------    ------     ------     --------    ------     ------
DISTRIBUTIONS
 Net investment income                   (0.55)    (0.53)     (0.47)       (0.59)    (0.57)     (0.52)
                                      --------    ------     ------     --------    ------     ------
   Total distributions                   (0.55)    (0.53)     (0.47)       (0.59)    (0.57)     (0.52)
                                      --------    ------     ------     --------    ------     ------
Net increase (decrease) in net asset
 value                                   (0.67)    (0.68)     (0.67)       (0.33)    (0.32)     (0.33)
                                      --------    ------     ------     --------    ------     ------
NET ASSET VALUE -- END OF PERIOD      $   9.09    $ 9.07     $ 9.08     $   8.76    $ 8.75     $ 8.75
                                      ========    ======     ======     ========    ======     ======
Total return (excluding sales
 charges)                                (1.24)%   (1.58)%    (2.07)%       2.97%     2.87%      2.15%
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)   $125,451    $3,186     $1,662     $108,413    $3,458     $1,707
 Ratio of expenses to average net
   assets                                 0.83%     1.08%      1.68%        0.83%     1.05%      1.64%
 Ratio of net investment income to
   average net assets                     5.86%     5.67%      5.07%        6.62%     6.42%      5.83%
 Portfolio turnover rate(d)              64.26%    64.26%     64.26%       72.80%    72.80%     72.80%

---------------


(a) Class A and Class B Shares first offered to public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.


(b) Not annualized.


(c) Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                     NATIONWIDE TAX-FREE INCOME FUND
                                      -------------------------------------------------------------
                                      YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                      ------------------------    ---------------------------------
                                         1996          1997        CLASS D     CLASS A     CLASS B
                                      ----------    ----------    ---------    --------    --------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                                $  10.22      $  10.24     $  10.51      $10.48      $10.48
INVESTMENT ACTIVITIES
 Net investment income                     0.51          0.50         0.50        0.23        0.20
 Net realized and unrealized gain
   (loss)                                  0.02          0.27         0.23        0.17        0.18
                                       --------      --------     --------      ------      ------
   Total investment activities             0.53          0.77         0.73        0.40        0.38
                                       --------      --------     --------      ------      ------
DISTRIBUTIONS
 Net investment income                    (0.51)        (0.50)       (0.50)      (0.23)      (0.20)
 In excess of net investment income          --            --        (0.08)         --          --
 Net realized gains
                                       --------      --------     --------      ------      ------
   Total distributions                    (0.51)        (0.50)       (0.58)      (0.23)      (0.20)
                                       --------      --------     --------      ------      ------
Net increase (decrease) in net asset
 value                                     0.02          0.27         0.15        0.17        0.18
                                       --------      --------     --------      ------      ------

NET ASSET VALUE -- END OF PERIOD       $  10.24      $  10.51     $  10.66      $10.65      $10.66
                                       ========      ========     ========      ======      ======
Total return (excluding sales
 charges)                                  5.31%         7.72%        7.09%       3.86%(b)    3.66%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000)     $264,642      $256,486     $263,662      $  601      $1,477
 Ratio of expenses to average net
   assets                                  0.96%         0.96%        0.85%       1.06%(c)    1.66%(c)
 Ratio of expenses to average net
   assets*                                 1.11%         1.11%        0.93%         --          --
 Ratio of net investment income to
   average net assets                      4.98%         4.85%        4.73%       4.50%(c)    3.94%(c)
 Portfolio turnover rate(d)               24.15%        39.49%       28.88%      28.88%      28.88%

                                                      NATIONWIDE TAX-FREE INCOME FUND
                                      ----------------------------------------------------------------
                                       YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 2000
                                      ------------------------------    ------------------------------
                                      CLASS D     CLASS A    CLASS B    CLASS D     CLASS A    CLASS B
                                      --------    -------    -------    --------    -------    -------
NET ASSET VALUE -- BEGINNING OF
 PERIOD                               $  10.66    $10.65     $10.66     $   9.78    $ 9.79     $ 9.78
INVESTMENT ACTIVITIES
 Net investment income                    0.51      0.49       0.42         0.53      0.50       0.44
 Net realized and unrealized gain
   (loss)                                (0.84)    (0.82)     (0.83)        0.25      0.25       0.25
                                      --------    ------     ------     --------    ------     ------
   Total investment activities           (0.33)    (0.33)     (0.41)        0.78      0.75       0.69
                                      --------    ------     ------     --------    ------     ------
DISTRIBUTIONS
 Net investment income                   (0.51)    (0.49)     (0.43)       (0.50)    (0.50)     (0.41)
 In excess of net investment income      (0.04)    (0.04)     (0.04)       (0.03)       --      (0.03)
 Net realized gains                                                           --        --         --
                                      --------    ------     ------     --------    ------     ------
   Total distributions                   (0.55)    (0.53)     (0.47)       (0.53)    (0.50)     (0.44)
                                      --------    ------     ------     --------    ------     ------
Net increase (decrease) in net asset
 value                                   (0.88)    (0.86)     (0.88)        0.25      0.25       0.25
                                      --------    ------     ------     --------    ------     ------
NET ASSET VALUE -- END OF PERIOD      $   9.78    $ 9.79     $ 9.78     $  10.03    $10.04     $10.03
                                      ========    ======     ======     ========    ======     ======
Total return (excluding sales
 charges)                                (3.21)%   (3.26)%    (4.02)%       8.18%     7.90%      7.27%
RATIOS/SUPPLEMENTAL DATA
 Net assets at end of period (000)    $226,270    $2,383     $3,746     $204,337    $3,792     $4,061
 Ratio of expenses to average net
   assets                                 0.71%     0.96%      1.56%        0.70%     0.94%      1.55%
 Ratio of expenses to average net
   assets*                                0.71%       --         --         0.70%       --         --
 Ratio of net investment income to
   average net assets                     4.93%     4.73%      4.12%        5.35%     5.09%      4.50%
 Portfolio turnover rate(d)              42.26%    42.26%     42.26%        7.08%     7.08%      7.08%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.

(a) Class A and Class B Shares first offered to public on May 11, 1998. Upon completion of the Trust's Reorganization on May 11, 1998, the existing shares of the Fund were renamed Class D.


(b) Not annualized.


(c) Annualized.


(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                             NATIONWIDE GOVERNMENT BOND FUND
                                              (FORMERLY NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND)
                                              -------------------------------------------------------------
                                              YEARS ENDED OCTOBER 31,     PERIOD ENDED OCTOBER 31, 1998(a)
                                              -----------------------    ----------------------------------
                                                 1996         1997        CLASS D     CLASS A      CLASS B
                                              ----------   ----------    ---------   ---------    ---------
NET ASSET VALUE -- BEGINNING OF PERIOD         $ 10.12      $ 10.04       $ 10.31      $10.24       $10.24
INVESTMENT ACTIVITIES
 Net investment income                            0.59         0.59          0.56        0.26         0.23
 Net realized and unrealized gain (loss)         (0.08)        0.27          0.34        0.32         0.31
                                               -------      -------       -------      ------       ------
   Total investment activities                    0.51         0.86          0.90        0.58         0.54
                                               -------      -------       -------      ------       ------
DISTRIBUTIONS
 Net investment income                           (0.58)       (0.59)        (0.56)      (0.26)       (0.23)
 In excess of net investment income              (0.01)          --            --          --           --
 Net realized gains                                 --           --         (0.08)         --           --
                                               -------      -------       -------      ------       ------
   Total distributions                           (0.59)       (0.59)        (0.64)      (0.26)       (0.23)
                                               -------      -------       -------      ------       ------
Net increase (decrease) in net asset value       (0.08)        0.27          0.26        0.32         0.31
                                               -------      -------       -------      ------       ------

NET ASSET VALUE -- END OF PERIOD               $ 10.04      $ 10.31       $ 10.57      $10.56       $10.55
                                               =======      =======       =======      ======       ======
Total return (excluding sales charges)            5.28%        8.86%         9.03%       5.69%(b)     5.29%(b)
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)            $39,497      $41,328       $50,849      $  332       $  297
 Ratio of expenses to average net assets          1.06%        1.07%         0.92%       1.04%(c)     1.64%(c)
 Ratio of expenses to average net assets*         1.21%        1.22%         1.03%       1.17%(c)     1.86%(c)
 Ratio of net investment income to average
   net assets                                     5.86%        5.85%         5.43%       5.10%(c)     4.59%(c)
 Portfolio turnover rate(d)                       9.30%       26.58%        59.52%      59.52%       59.52%

                                                          NATIONWIDE GOVERNMENT BOND FUND
                                             (FORMERLY NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND)
                                             ----------------------------------------------------------
                                             YEAR ENDED OCTOBER 31, 1999    YEAR ENDED OCTOBER 31, 2000
                                             ---------------------------    ---------------------------
                                             CLASS D   CLASS A   CLASS B    CLASS D   CLASS A   CLASS B
                                             -------   -------   -------    -------   -------   -------
NET ASSET VALUE -- BEGINNING OF PERIOD       $ 10.57   $ 10.56   $10.55     $  9.89   $  9.89   $ 9.89
INVESTMENT ACTIVITIES
 Net investment income                          0.53      0.51     0.45        0.59      0.57     0.51
 Net realized and unrealized gain (loss)       (0.63)    (0.62)   (0.61)       0.14      0.13     0.13
                                             -------   -------   ------     -------   -------   ------
   Total investment activities                 (0.10)    (0.11)   (0.16)       0.73      0.70     0.64
                                             -------   -------   ------     -------   -------   ------
DISTRIBUTIONS
 Net investment income                         (0.53)    (0.51)   (0.45)      (0.59)    (0.57)   (0.51)
 In excess of net investment income               --        --       --          --        --       --
 Net realized gains                            (0.05)    (0.05)   (0.05)      (0.02)    (0.02)   (0.02)
                                             -------   -------   ------     -------   -------   ------
   Total distributions                         (0.58)    (0.56)   (0.50)      (0.61)    (0.59)   (0.53)
                                             -------   -------   ------     -------   -------   ------
Net increase (decrease) in net asset value     (0.68)    (0.67)   (0.66)       0.12      0.11     0.11
                                             -------   -------   ------     -------   -------   ------
NET ASSET VALUE -- END OF PERIOD             $  9.89   $  9.89   $ 9.89     $ 10.01   $ 10.00   $10.00
                                             =======   =======   ======     =======   =======   ======
Total return (excluding sales charges)         (0.93)%   (1.05)%  (1.57)%      7.73%     7.40%    6.72%
RATIOS/SUPPLEMENTAL DATA
 Net assets, at end of period (000)          $52,260   $49,601   $1,148     $55,812   $54,796   $1,129
 Ratio of expenses to average net assets        0.79%     0.99%    1.64%       0.78%     0.99%    1.63%
 Ratio of expenses to average net assets*       0.81%     1.15%    1.65%       0.78%     1.05%    1.63%
 Ratio of net investment income to average
   net assets                                   5.24%     5.13%    4.44%       6.03%     5.84%    5.19%
 Portfolio turnover rate(d)                    51.86%    51.86%   51.86%     107.86%   107.86%  107.86%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a) Class A and Class B Shares first offered to public on May
    11, 1998. Upon completion of the Trust's Reorganization on
    May 11, 1998, the existing shares of the Fund were renamed
    Class D.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

                                                                         NATIONWIDE MORLEY ENHANCED INCOME FUND
                                                                         (FORMERLY MORLEY ENHANCED INCOME FUND)
                                                              -------------------------------------------------------------
                                                                  PERIOD FROM DECEMBER 29, 1999 TO OCTOBER 31, 2000(a)
                                                              -------------------------------------------------------------
                                                                                   INSTITUTIONAL SERVICE     INSTITUTIONAL
                                                              CLASS A SHARES(a)       CLASS SHARES(a)       CLASS SHARES(a)
                                                              -----------------    ---------------------    ---------------
NET ASSET VALUE -- BEGINNING OF PERIOD                             $10.00                 $ 10.00               $10.00
INVESTMENT ACTIVITIES
  Net investment income                                              0.48                    0.49                 0.51
  Net realized and unrealized loss                                  (0.10)                  (0.10)               (0.11)
                                                                   ------                 -------               ------
    Total investment activities                                      0.38                    0.39                 0.40
                                                                   ------                 -------               ------
DISTRIBUTIONS
  Net investment income                                             (0.48)                  (0.49)               (0.51)
                                                                   ------                 -------               ------
    Total distributions                                             (0.48)                  (0.49)               (0.51)
                                                                   ------                 -------               ------
Net increase (decrease) in net asset value                          (0.10)                  (0.10)               (0.11)
                                                                   ------                 -------               ------
NET ASSET VALUE -- END OF PERIOD                                   $ 9.90                 $  9.90               $ 9.89
                                                                   ======                 =======               ======
Total return (excluding sales charge)(b)                             3.86%                   4.02%                4.16%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period (000)                               $  368                 $11,614               $  497
  Ratio of expenses to average net assets(c)                         0.90%                   0.70%                0.45%
  Ratio of expenses to average net assets*(c)                        2.63%                   1.73%                2.13%
  Ratio of net investment income to average net assets(c)            5.90%                   5.96%                6.44%
  Portfolio turnover rate(b,d)                                       4.42%                   4.42%                4.42%

---------------

* Ratios calculated as if no fees were waived or expenses reimbursed.
(a) Class A, Institutional Service Class, and Institutional
    Class Shares commenced operations on December 29, 1999.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

         Financial Highlights

                                                      NATIONWIDE MONEY MARKET FUND
                                   -------------------------------------------------------------------
                                                                                      SERVICE CLASS
                                              YEARS ENDED OCTOBER 31,                  SHARES FOR
                                   ---------------------------------------------      PERIOD ENDED
                                     1996       1997        1998       1999(d)     OCTOBER 31, 1999(a)
                                   --------   --------   ----------   ----------   -------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                           $   1.00   $   1.00   $     1.00   $     1.00         $  1.00
INVESTMENT ACTIVITIES
  Net investment income                0.05       0.05         0.05         0.05            0.04
                                   --------   --------   ----------   ----------         -------
    Total investment activities        0.05       0.05         0.05         0.05            0.04
                                   --------   --------   ----------   ----------         -------
DISTRIBUTIONS
  Net investment income               (0.05)     (0.05)       (0.05)       (0.05)          (0.04)
                                   --------   --------   ----------   ----------         -------
    Total distributions               (0.05)     (0.05)       (0.05)       (0.05)          (0.04)

NET ASSET VALUE -- END OF PERIOD   $   1.00   $   1.00   $     1.00   $     1.00         $  1.00
                                   ========   ========   ==========   ==========         =======
Total return                           5.05%      5.07%        5.15%        4.61%           3.69%(b)
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period
    (000)                          $729,500   $820,657   $1,048,689   $1,345,342         $22,295
  Ratio of expenses to average
    net assets                         0.60%      0.59%        0.59%        0.61%           0.64%(c)
  Ratio of expenses to average
    net assets*                        0.65%      0.64%        0.64%          --            0.79%(c)
  Ratio of net investment income
    to average net assets              4.93%      4.96%        4.96%        4.52%           4.74%(c)

                                      NATIONWIDE MONEY MARKET FUND
                                   -----------------------------------

                                     PRIME SHARES      SERVICE SHARES
                                      YEAR ENDED         YEAR ENDED
                                   OCTOBER 31, 2000   OCTOBER 31, 2000
                                   ----------------   ----------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                              $     1.00          $   1.00
INVESTMENT ACTIVITIES
  Net investment income                     0.06              0.06
                                      ----------          --------
    Total investment activities             0.06              0.06
                                      ----------          --------
DISTRIBUTIONS
  Net investment income                    (0.06)            (0.06)
                                      ----------          --------
    Total distributions                    (0.06)            (0.06)
NET ASSET VALUE -- END OF PERIOD      $     1.00          $   1.00
                                      ==========          ========
Total return                                5.74%             5.64%
RATIOS/SUPPLEMENTAL DATA
  Net assets, at end of period
    (000)                             $1,241,194          $256,221
  Ratio of expenses to average
    net assets                              0.65%             0.75%
  Ratio of expenses to average
    net assets*                             0.65%             0.86%
  Ratio of net investment income
    to average net assets                   5.58%             5.68%

---------------

* Ratios calculated as if no expenses were waived and/or reimbursed.
(a) Shares first offered to public on January 4, 1999.
(b) Not annualized.
(c) Annualized.
(d) As of January 4, 1999, the existing shares of the Fund were renamed Prime Shares.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INFORMATION FROM NATIONWIDE

Please read this Prospectus before you invest, and keep it with your records. The following documents contain additional information about the Funds. To obtain a document free of charge, contact us at the address or number listed below.

- Statement of Additional Information (incorporated by reference in this Prospectus)

- Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Funds' performance)

- Semi-Annual Reports (as available)

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Family of Funds
P.O. Box 1492
Columbus, Ohio 43216-1492
(614) 428-3278 (fax)

Nationwide Logo

FOR INFORMATION, ASSISTANCE AND WIRE ORDERS:

1-800-848-0920 (toll free, 8 a.m.- 5 p.m. Eastern Time (Monday through Friday, except Thursday, when representatives are available between 9:30 a.m. and 5 p.m. Eastern Time.))

FOR 24-HOUR ACCOUNT ACCESS:

1-800-637-0012 (toll free)
Also, visit the Nationwide Funds' website at www.nationwidefunds.com.

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-942-8090.)

BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

INVESTMENT COMPANY ACT FILE NO. 811-08495

NATIONWIDE FAMILY OF FUNDS
PO BOX 1492
COLUMBUS, OHIO 43216-1492


HS-1330-5/01

                       STATEMENT OF ADDITIONAL INFORMATION


                                  MARCH 1, 2001


                           (as amended May 30, 2001)


                             NATIONWIDE MUTUAL FUNDS

Gartmore Growth Fund                         Nationwide High Yield Bond Fund
Gartmore Total Return Fund                   Nationwide Bond Fund
Gartmore Millennium Growth Fund              Nationwide Tax-Free Income Fund
Gartmore Growth 20 Fund                      Nationwide Government Bond Fund
Gartmore Value Opportunities Fund            Nationwide Long-Term U.S. Government
Nationwide Large Cap Value Fund                 Bond Fund
Gartmore Global Technology and               Nationwide Morley Enhanced Income Fund
   Communications Fund                       Nationwide Morley Capital Accumulation
Gartmore Emerging Markets Fund                  Fund
Gartmore International Growth Fund           Nationwide Money Market Fund
Gartmore Global Leaders Fund                 Nationwide S&P 500 Index Fund
Gartmore European Growth Fund                Nationwide Small Cap Index Fund
Gartmore Global Small Companies Fund         Nationwide Mid Cap Market Index Fund
Gartmore OTC Fund                            Nationwide International Index Fund
Gartmore International Small Cap Growth      Nationwide Bond Index Fund
   Fund                                      Nationwide Investor Destinations Aggressive
Nationwide Large Cap Growth Fund                Fund
Nationwide Small Cap Fund                    Nationwide Investor Destinations Moderately
Nationwide Growth Focus Fund                    Aggressive Fund
Gartmore Global Health Sciences Fund         Nationwide Investor Destinations Moderate Fund
NorthPointe Small Cap Value Fund             Nationwide Investor Destinations Moderately
Prestige Balanced Fund                          Conservative Fund
Prestige International Fund                  Nationwide Investor Destinations
                                                Conservative Fund

         Nationwide Mutual Funds (the "Trust") is a registered open-end investment company consisting of 39 series as of the date hereof. This Statement of Additional Information ("SAI") relates to all series of the Trust which are listed above (each, a "Fund" and collectively, the "Funds").

         This SAI is not a prospectus but is incorporated by reference into the Prospectuses for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectuses and should be read in conjunction with the following Prospectuses:

         - Gartmore Growth Fund (formerly the "Nationwide Growth Fund") and Gartmore Growth 20 Fund (formerly the "Nationwide Focus Fund"), dated March 1, 2001;

         - Gartmore Total Return Fund (formerly the "Nationwide Fund") dated March 1, 2001;

         - Gartmore Millennium Growth Fund (formerly the "Nationwide Mid Cap Growth Fund") dated March 1, 2001;

         - Gartmore Value Opportunities Fund (formerly the "Nationwide Value Opportunities Fund") dated March 1, 2001;

         - Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Global Leaders Fund and Gartmore International Small Cap Growth Fund dated March 1, 2001;

         - Gartmore Global Technology and Communications Fund (formerly the "Nationwide Global Technology and Communications Fund") dated March 1, 2001:

         - Nationwide Large Cap Growth Fund (formerly the "Prestige Large Cap Growth Fund"), Nationwide Large Cap Value Fund (formerly the "Prestige Large Cap Value Fund") and Nationwide Small Cap Fund (formerly the "Prestige Small Cap Fund") dated March 1, 2001;

         -        NorthPointe Small Cap Value Fund dated March 1, 2001;


         - Nationwide High Yield Bond Fund, Nationwide Bond Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund (formerly the "Nationwide Intermediate U.S. Government Bond Fund"), Nationwide Morley Enhanced Income Fund (formerly the "Morley Enhanced Income Fund") and Nationwide Money Market Fund dated March 1, 2001 as revised May 30, 2001;


         - Nationwide S&P 500 Index Fund, Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund dated March 1, 2001;


         - Nationwide Morley Capital Accumulation Fund (formerly the "Morley Capital Accumulation Fund") dated March 1, 2001 and as supplemented March 5, 2001;


         - Nationwide Investor Destinations Aggressive Fund (formerly the "Investor Destinations Aggressive Fund"), Nationwide Investor Destinations Moderately Aggressive Fund (formerly the "Investor Destinations Moderately Aggressive Fund"), Nationwide Investor Destinations Moderate Fund (formerly the "Investor Destinations Moderate Fund"), Nationwide Investor Destinations Moderately Conservative Fund (formerly the "Investor Destinations Moderately Conservative Fund") and Nationwide Investor Destinations Conservative Fund (formerly the "Investor Destinations Conservative Fund") (collectively, the "Investor Destinations Funds") dated March 1, 2001;

         - Prestige International Fund and Prestige Balanced Fund dated March 1, 2001;

         -        Gartmore Global Health Sciences Fund dated May  , 2001.

         -        Nationwide Long-Term U.S. Government Bond Fund dated March 1,
                  2001;

         - Nationwide Growth Focus Fund and Nationwide Global Life Sciences Fund dated September 1, 2000;

         - Gartmore European Growth Fund and Gartmore Global Small Companies Fund dated September 1, 2000; and

         -        Gartmore OTC Fund dated December 27, 2000.

Shares of the Gartmore European Growth, Gartmore OTC Fund, Nationwide Growth Focus and Gartmore Global Small Companies Funds are not currently being offered to investors.

The Board of Trustees recently considered and approved a proposal to liquidate and dissolve the Prestige Balanced and Prestige International Funds. If this action is approved by the shareholders of a Fund, that Fund will be liquidated and dissolved as soon as is practicable thereafter. Beginning March 1, 2001 and prior to such liquidation and dissolution, shareholders will no longer be permitted to purchase shares of the Prestige Balanced and Prestige International Funds except through dividend reinvestment and purchases made through omnibus accounts for retirement plans or variable insurance products offered by subsidiaries of Nationwide Financial Services, Inc. and there will be no further exchanges into the Funds. Shareholders will be entitled to exchange out of the Funds or redeem their shares in the manner set forth below. Also, it is anticipated that the Nationwide Long-Term U.S. Government Bond Fund will be reorganized with and into the Nationwide Government Bond Fund (formerly the "Nationwide Intermediate U.S. Government Bond Fund"). Please see the appropriate prospectus for further detail about either one of these actions.

Terms not defined in this SAI have the meanings assigned to them in the Prospectuses.

The Prospectuses may be obtained from Nationwide Family of Funds, P.O. Box 1492, Columbus, Ohio 43216-1492, or by calling toll free 1-800-848-0920.

                                TABLE OF CONTENTS

                                                                                    PAGE
General Information and History.................................................       1
Additional Information on Portfolio Instruments and Investment Policies.........       1
Description of Portfolio Instruments and Investment Policies....................      12
Investment Restrictions.........................................................      57
Trustees and Officers of the Trust..............................................      60
Investment Advisory and Other Services..........................................      64
Brokerage Allocation............................................................      96
Additional Information on Purchases and Sales...................................     103
Valuation of Shares.............................................................     110
Investor Strategies.............................................................     113
Investor Privileges.............................................................     114
Investor Services...............................................................     117
Fund Performance Advertising....................................................     118
Additional Information..........................................................     125
Additional General Tax Information For All Funds................................     127
Major Shareholders..............................................................     138
Financial Statements............................................................     160
Appendix A - Bond Ratings.......................................................     161

                         GENERAL INFORMATION AND HISTORY

         Nationwide Mutual Funds (the "Trust"), formerly Nationwide Investing Foundation III ("NIF III"), is an open-end management investment company organized under the laws of Ohio by a Declaration of Trust, dated October 30, 1997, as subsequently amended. The Trust currently consists of 39 separate series, each with its own investment objective. Each of the Funds, except the S&P 500 Index, Gartmore Growth 20, Small Cap Index, Mid Cap Market Index, Bond Index, Global Health Sciences, Prestige International and each of the Investor Destinations Funds, is a diversified fund as defined in the Investment Company Act of 1940 as amended (the "1940 Act").


     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

THE INDEX FEEDER FUNDS

         The Nationwide Small Cap Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide International Index Fund and Nationwide Bond Index Fund will be referred to herein, collectively, as the "Index Feeder Funds." Each of the Index Feeder Fund's investment objective is to provide investment results that, before expenses, seek to replicate the total return (i.e., the combination of capital changes and income) of a specified securities index. Each Index Feeder Fund will seek to achieve its objective by investing all of its assets in the series (collectively, the "Series," and each, a "Series") of Quantitative Master Series Trust that has the same investment objective as the Index Feeder Fund. Fund Asset Management, L.P. ("FAM") is the investment adviser of each such series. Each Fund's investment experience will correspond directly to the investment experience of the respective Series in which it invests. All investments will be made at the level of the Series. There can be no assurance that the investment objectives of the Index Feeder Funds will be achieved.

         The Index Feeder Funds' investment objectives are not fundamental policies and may be changed by the Board of Trustees of the Trust without shareholder approval. Each of the Index Feeder Funds may also change its target index without shareholder approval if Fund management believes a different index would better enable the Fund to seek to match the performance of the market segment represented by the current index.

         Small Cap Index Fund. The investment objective of the Small Cap Index Fund is to match the performance of the Russell 2000(R) Index (the "Russell 2000") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Small Cap Series of Quantitative Master Series Trust ("Small Cap Series"), which has the same investment objective as the Fund.

         Mid Cap Market Index Fund. The investment objective of the Mid Cap Market Index Fund is to match the performance of the Standard & Poor's Mid Cap 400(R) Index (the "S&P 400")(1) as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

--------
(1) "Standard & Poor's," "S&P," "S&P 400," "Standard & Poor's Mid Cap 400," and "400" are trademarks of The McGraw-Hill Companies, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See "Additional Information Concerning the Indices" herein for more information.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Mid Cap Series of Quantitative Master Series Trust ("Mid Cap Series"), which has the same investment objective as the Fund.

         Bond Index Fund. The investment objective of the Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master Aggregate Bond Series of Quantitative Master Series Trust ("Aggregate Bond Series"), which has the same investment objective as the Fund. The following supplements the information contained in the Prospectus regarding the investment policies of the Bond Index Fund.

         The Aggregate Bond Index is composed primarily of dollar-denominated investment grade bonds in the following classes: U.S. Treasury and agency securities, U.S. corporate bonds, foreign corporate bonds, foreign sovereign debt (debt securities issued or guaranteed by foreign governments and governmental agencies), supranational debt (debt securities issued by entities, such as the World Bank, constituted by the governments of several countries to promote economic development) and mortgage-backed securities with maturities greater than one year. Corporate bonds contained in the Aggregate Bond Index represent issuers from various industrial sectors.

         The Bond Index Fund may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Bond Index Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. "Agency" securities may not be backed by the "full faith and credit" of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. "Agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.

         Because the Aggregate Bond Index is composed of investment grade bonds, the Bond Index Fund will invest in corporate bonds rated investment grade i.e., those rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), the equivalent by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of equal quality in the opinion of FAM as the investment advisor to the Series
Corporate bonds ranked in the fourth highest rating category, while considered "investment grade," have more speculative characteristics and are more likely to be downgraded than securities rated in the three highest ratings categories. In the event that the rating of a security in the Bond Index Fund is lowered below Baa or BBB, the Bond Index Fund may continue to hold the security. Such securities rated below investment grade are considered to be speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Descriptions of the ratings of bonds are contained in the Appendix.

         The Bond Index Fund may also invest in other instruments that "pass through" payments on such obligations, such as collateralized mortgage obligations ("CMOs").

         International Index Fund. The investment objective of the International Index Fund is to match the performance of the Morgan Stanley Capital International EAFE(R) Capitalization Weighted Index (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

         The Fund seeks to achieve its investment objective by investing all of its assets in the Master International (Capitalization Weighted) Series of Quantitative Master Series Trust ("International Series"), which has the same investment objective as the Fund.

         About Indexing. The Index Feeder Funds are not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, each Index Feeder Fund, utilizing essentially a "passive" or "indexing" investment approach, seeks to replicate, before each Fund's expenses (which can be expected to reduce the total return of the Fund), the total return of its respective index.

         Indexing and Managing the Funds. Each Index Feeder Fund will be substantially invested in securities in the applicable index, and will invest at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the applicable index (equity securities, in the case of the Small Cap Index Fund, Mid Cap Market Index Fund and International Index Fund, and fixed-income securities in the case of the Bond Index Fund).

        Because each Index Feeder Fund seeks to replicate the total return of its respective index, generally FAM will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the relevant index. However, FAM may omit or remove a security which is included in an index from the portfolio of an Index Feeder Fund if, following objective criteria, FAM judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

        FAM, the investment adviser for each of the Series, may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to an Index Feeder Fund or by an Index Feeder Fund of amounts based upon the performance (positive, negative or both) of a particular security or basket. FAM will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, FAM may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities, weightings in the target index.

         The ability of each Index Feeder Fund to satisfy its investment objective depends to some extent on FAM's ability to manage cash flow
(primarily from purchases and redemptions and distributions from the Fund's investments). FAM will make investment changes to an Index Feeder Fund's portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Series' target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Funds. Finally, since each Index Feeder Fund seeks to replicate the total return of its target index, FAM generally will not attempt to judge the merits of any particular security as an investment.

         Each Index Feeder Fund's ability to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the International Index Fund and the Bond Index Fund due to foreign tax withholding practices), changes in either the composition of the index or the assets of a Fund, and the timing and amount of Series investor contributions and withdrawals, if any. In addition, each Index Feeder Fund's total return will be affected by incremental operating costs (e.g., transfer agency, accounting) that will be borne by the Fund. Under normal circumstances, it is anticipated that each Index Feeder Fund's total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the Series or the Fund level) be within 100 basis points (a basis point is one one-hundredth of one percent (0.01%) for the Small Cap Index Fund, 50 basis points for the Mid Cap Market Index Fund, 50 basis points for the International Index Fund, and 50 basis points for the Bond Index Fund, of the total return of the applicable indices. There can be no assurance, however, that these levels of correlation will be achieved. In the event that this correlation is not achieved over time, the Trustees will consider alternative strategies for the Funds. Information regarding correlation of an Index Feeder Fund's performance to that of a target index will be reported in the Funds' annual report.

THE INVESTOR DESTINATIONS FUNDS

         Each of the Investor Destinations Funds is a "fund of funds," which means that each Fund invests primarily in other mutual funds. The Prospectus for the Investor Destinations Funds discusses the investment objectives and strategies for each Investor Destinations Fund and explains the types of underlying mutual funds (the "Underlying Funds") that each Investor Destinations Fund may invest in. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each of the Investor Destinations Funds allocates its assets among the different Underlying Funds and - except for the Aggressive Fund currently - the Nationwide contract (described in detail below). Periodically, each Investor Destinations Fund will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in an Investor Destinations Fund's asset allocation.

         The following is a list of the mutual funds that are part of the Nationwide group of funds (the "Nationwide funds") that the Investor Destinations Funds may currently invest in. This list may be updated from time to time and is currently supplemented with funds that are not part of the Nationwide funds.. As described below, VMF has employed a subadviser for the Nationwide S&P 500 Index Fund. Each of these Funds is described in this SAI and their respective Prospectuses.

-        Nationwide International Index Fund

-        Nationwide Small Cap Index Fund

-        Nationwide Mid Cap Market Index Fund

-        Nationwide Bond Index Fund

-        Nationwide S&P 500 Index Fund

-        Nationwide Morley Enhanced Income Fund

-        Nationwide Money Market Fund

ALL FUNDS

         The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectuses for the Funds highlight the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A "Y" in the table indicates that the Fund may invest in or follow the corresponding instrument or technique. An empty box indicates that the Fund does not intend to invest in or follow the corresponding instrument or technique.

         With respect to the Index Feeder Fund and Investor Destinations Funds, this Statement of Additional Information, like the Prospectus for the Funds, uses the term "Fund" to include the underlying Series or Underlying Funds in which the Funds invest. Please review the discussions in the Prospectuses for further information regarding the investment objectives and policies of each Fund, including their respective underlying Series or Fund.

        TYPE OF INVESTMENT OR TECHNIQUE


                                                                Gartmore                   Nationwide      Nationwide     Nationwide
                                                    Gartmore     Total        Nationwide    Tax Free       Government      Money
                                                     Growth     Return          Bond         Income           Bond         Market

U.S. common stocks                                      Y         Y              Y
Preferred stocks                                        Y         Y              Y
Small company stocks                                    Y         Y              Y
Special situation companies                             Y
Illiquid securities                                     Y         Y              Y             Y              Y              Y
Restricted securities                                   Y         Y              Y             Y              Y              Y
When-issued / delayed-delivery securities               Y         Y              Y             Y              Y              Y
Investment companies                                    Y         Y              Y             Y              Y              Y
Real estate investment trusts (REITS)
Securities of foreign issuers                           Y         Y              Y                                           Y
Depository receipts                                     Y         Y
Securities from developing countries/emerging
markets
Convertible securities                                  Y         Y              Y
Long-term debt when originally issued, but with                                  Y             Y              Y              Y
  397 days or less remaining to maturity
Short-term debt                                         Y         Y              Y             Y              Y              Y
Floating and variable rate securities                   Y         Y              Y             Y              Y              Y
Zero coupon securities                                                           Y             Y              Y
Pay-in-kind bonds                                                                Y
Deferred payment securities                                                      Y
Non-investment grade debt                                                        Y             Y
Loan participations and assignments                                              Y                                           Y
Sovereign debt (foreign) (denominated in U.S. $)                                 Y                                           Y
Foreign commercial paper (denominated in U.S. $)        Y         Y                                                          Y
Duration                                                                         Y                            Y
U.S. Government securities                              Y         Y              Y             Y              Y              Y
Money market instruments                                Y         Y              Y             Y              Y              Y

                                                   Nationwide     Gartmore      Nationwide    Nationwide     Gartmore     Nationwide
                                                   S&P 500         Value        High Yield      Growth     Global Health   Small Cap
                                                    Index       Opportunities     Bond           Focus        Sciences      Index

U.S. common stocks                                     Y             Y              Y             Y              Y             Y
Preferred stocks                                                     Y              Y             Y              Y
Small company stocks                                                                Y             Y              Y             Y
Special situation companies                            Y             Y              Y             Y              Y             Y
Illiquid securities                                                  Y              Y             Y              Y             Y
Restricted securities                                                Y              Y             Y              Y             Y
When-issued / delayed-delivery securities              Y             Y              Y             Y              Y             Y
Investment companies                                   Y             Y              Y             Y              Y
Real estate investment trusts (REITS)                  Y             Y              Y             Y              Y             Y
Securities of foreign issuers                          Y             Y              Y             Y              Y
Depository receipts                                                  Y              Y             Y              Y
Securities from developing countries/emerging                        Y              Y             Y              Y
markets
Convertible securities                                               Y              Y             Y              Y
Long-term debt when originally issued, but
  with 397 days or less remaining to maturity                                       Y
Short-term debt                                        Y             Y              Y             Y              Y             Y
Floating and variable rate securities                                Y              Y             Y              Y
Zero coupon securities                                                              Y
Pay-in-kind bonds                                                                   Y
Deferred payment securities                                                         Y
Non-investment grade debt                                                           Y
Loan participations and assignments                                                 Y
Sovereign debt (foreign) (denominated U.S. $)                                       Y
Foreign commercial paper (denominated in U.S. $)                                    Y                            Y
Duration                                                                            Y
U.S. Government securities                             Y             Y              Y             Y              Y             Y
Money market instruments                               Y             Y              Y             Y              Y             Y

                                                   Nationwide        Nationwide        Nationwide
                                                   Mid Cap Market   International         Bond
                                                      Index             Index            Index

U.S. common stocks                                      Y
Preferred stocks
Small company stocks
Special situation companies                             Y
Illiquid securities                                     Y                Y                  Y
Restricted securities                                   Y                Y                  Y
When-issued / delayed-delivery securities               Y                Y                  Y
Investment companies
Real estate investment trusts (REITS)                   Y                Y
Securities of foreign issuers                                            Y                  Y
Depository receipts                                                      Y
Securities from developing countries/emerging
markets
Convertible securities
Long-term debt when originally issued, but
  with 397 days or less remaining to maturity                                               Y
Short-term debt                                         Y                Y                  Y
Floating and variable rate securities                                                       Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                                            Y
Foreign commercial paper (denominated in U.S. $)                         Y
Duration
U.S. Government securities                              Y                Y                  Y
Money market instruments                                Y                Y                  Y

    TYPE OF INVESTMENT OR TECHNIQUE



                                           Nationwide        Nationwide          Nationwide          Nationwide        Nationwide
                                           Large Cap          Large Cap            Small           Morley Capital   Morley Enhanced
                                              Value            Growth               Cap             Accumulation        Income
U.S. common stocks                              Y                  Y                  Y
Preferred stocks                                Y                  Y
Small company stocks                            Y                  Y                  Y
Special situation companies                     Y                  Y                  Y
Illiquid securities                             Y                  Y                  Y                  Y                  Y
Restricted securities                           Y                  Y                  Y                  Y                  Y
When-issued/delayed-delivery securities         Y                  Y                  Y                  Y                  Y
Investment companies                            Y                  Y                  Y                                     Y
Real estate investment trusts (REITS)                              Y                  Y
Securities of foreign issuers                   Y                  Y                  Y                  Y                  Y
Depository receipts                             Y                  Y                  Y
Securities from developing countries/
  emerging markets
Convertible securities                          Y                  Y                  Y
Long-term debt when originally issued           Y                  Y                  Y                  Y                  Y
  but with 397 days or less remaining to
  maturity
Short-term debt                                 Y                  Y                  Y                  Y                  Y
Floating and variable rate securities           Y                  Y                  Y                  Y                  Y
Zero coupon securities                                             Y                                     Y                  Y
Pay-in-kind bonds
Deferred payment securities                     Y                  Y
Non-investment grade debt
Loan participations and assignments             Y
Sovereign debt (foreign) (denominated           Y                  Y                  Y                  Y                  Y
  in U.S. $)
Foreign commercial paper ) (denominated
  in U.S. $)
Duration                                                                                                 Y                  Y
U.S. Government securities                      Y                  Y                  Y                  Y                  Y
Money market instruments                        Y                  Y                  Y                  Y                  Y

   TYPE OF INVESTMENT OR TECHNIQUE



                                            North Pointe             Nationwide             Nationwide              Nationwide
                                             Small Cap          Investor Destinations  Investor Destinations   Investor Destinations
                                               Value                 Aggressive         Moderately Aggressive        Moderate
U.S. common stocks                               Y                         Y                  Y                         Y
Preferred stocks                                 Y
Small company stocks                             Y                         Y                  Y                         Y
Special situation companies                      Y                         Y                  Y                         Y
Illiquid securities                              Y                         Y                  Y                         Y
Restricted securities                            Y                         Y                  Y                         Y
When-issued/delayed-delivery securities          Y                         Y                  Y                         Y
Investment companies                             Y                         Y                  Y                         Y
Real estate investment trusts (REITS)            Y
Securities of foreign issuers                    Y                         Y                  Y                         Y
Depository receipts                              Y                         Y                  Y                         Y
Securities from developing countries/            Y
  emerging markets
Convertible securities                           Y
Long-term debt when originally issued                                      Y                  Y                         Y
  but with 397 days or less remaining to
  maturity
Short-term debt                                  Y                         Y                  Y                         Y
Floating and variable rate securities            Y                         Y                  Y                         Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated                                      Y                  Y                         Y
in U.S. $)
Foreign commercial paper ) (denominated                                    Y                  Y                         Y
in U.S. $)
Duration                                                                                      Y                         Y
U.S. Government securities                       Y                         Y                  Y                         Y
Money market instruments                         Y                         Y                  Y                         Y

   TYPE OF INVESTMENT OR TECHNIQUE



                                                  Nationwide                  Nationwide           Gartmore          Gartmore
                                             Investor Destionations        Investor Destinations   Millennium     Global Technology
                                            Moderately Conservative          Conservative          Growth       & Communications
U.S. common stocks                                      Y                         Y                  Y                   Y
Preferred stocks                                                                                     Y                   Y
Small company stocks                                    Y                                            Y                   Y
Special situation companies                             Y                         Y                  Y                   Y
Illiquid securities                                     Y                         Y                  Y                   Y
Restricted securities                                   Y                         Y                  Y                   Y
When-issued/delayed-delivery securities                 Y                         Y                  Y
Investment companies                                    Y                         Y                  Y                   Y
Real estate investment trusts (REITS)                                                                                    Y
Securities of foreign issuers                           Y                         Y                  Y                   Y
Depository receipts                                     Y                         Y                  Y                   Y
Securities from developing countries/
  emerging markets                                                                                                       Y
Convertible securities                                                                               Y                   Y
Long-term debt when originally issued                   Y                         Y
  but with 397 days or less remaining to
  maturity
Short-term debt                                         Y                         Y                  Y                   Y
Floating and variable rate securities                   Y                         Y                  Y                   Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated                   Y                         Y                  Y
  in U.S. $)
Foreign commercial paper ) (denominated                 Y                         Y
  in U.S. $)
Duration                                                Y                         Y
U.S. Government securities                              Y                         Y                  Y                   Y
Money market instruments                                Y                         Y                  Y                   Y


   TYPE OF INVESTMENT OR TECHNIQUE



                                                 Gartmore           Gartmore
                                                 Emerging          International
                                                  Markets            Growth
U.S. common stocks
Preferred stocks                                   Y                  Y
Small company stocks                               Y                  Y
Special situation companies                        Y                  Y
Illiquid securities                                Y                  Y
Restricted securities                              Y                  Y
When-issued/delayed-delivery securities
Investment companies
Real estate investment trusts (REITS)              Y                  Y
Securities of foreign issuers                      Y                  Y
Depository receipts                                Y                  Y
Securities from developing countries/
  emerging markets                                 Y                  Y
Convertible securities                             Y                  Y
Long-term debt when originally issued
  but with 397 days or less remaining to
  maturity
Short-term debt                                    Y                  Y
Floating and variable rate securities              Y                  Y
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated              Y                  Y
  in U.S. $)
Foreign commercial paper ) (denominated            Y                  Y
  in U.S. $)
Duration                                           Y                  Y
U.S. Government securities                         Y                  Y
Money market instruments                           Y                  Y

           TYPE OF INVESTMENT OR TECHNIQUE


                                                                 Gartmore           Gartmore          Gartmore
                                                                  Global            European        Global Small        Gartmore
                                                                  Lenders            Growth          Companies            OTC
U.S. common stocks                                                   Y                  Y                 Y                 Y
Preferred stocks                                                     Y                  Y                 Y                 Y
Small company stocks                                                 Y                  Y                 Y                 Y
Special situation companies                                          Y                  Y                 Y                 Y
Illiquid securities                                                  Y                  Y                 Y                 Y
Restricted securities                                                Y                  Y                 Y                 Y
When-issued / delayed-delivery securities                            Y                  Y                 Y                 Y
Investment companies
Real estate investment trusts (REITS)                                Y                  Y                 Y                 Y
Securities of foreign issuers                                        Y                  Y                 Y                 Y
Depository receipts                                                  Y                  Y                 Y                 Y
Securities from developing countries/emerging markets                Y                  Y                 Y                 Y
Convertible securities                                               Y                  Y                 Y                 Y
Long-term debt when originally issued, but with 397
  days or less remaining to maturity
Short-term debt                                                      Y                  Y                 Y                 Y
Floating and variable rate securities
Zero coupon securities
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                     Y                  Y                 Y                 Y
Foreign commercial paper (denominated in U.S. $)                     Y                  Y                 Y                 Y
Duration                                                             Y                  Y                 Y                 Y
U.S. Government securities                                           Y                  Y                 Y                 Y
Money market instruments                                             Y                  Y                 Y                 Y



                                                                       Gartmore            Gartmore           Long-Term
                                                                  International Small       Growth         U.S. Government
                                                                      Cap Growth              20                Bond
U.S. common stocks                                                          Y                  Y
Preferred stocks                                                            Y                  Y
Small company stocks                                                        Y                  Y
Special situation companies                                                 Y                  Y
Illiquid securities                                                         Y                  Y                   Y
Restricted securities                                                       Y                  Y                   Y
When-issued / delayed-delivery securities                                   Y                  Y                   Y
Investment companies                                                                           Y                   Y
Real estate investment trusts (REITS)                                       Y
Securities of foreign issuers                                               Y                  Y
Depository receipts                                                         Y                  Y
Securities from developing countries/emerging markets                       Y                  Y
Convertible securities                                                      Y                  Y
Long-term debt when originally issued, but with 397                                            Y                   Y
  days or less remaining to maturity
Short-term debt                                                             Y                  Y                   Y
Floating and variable rate securities                                                          Y                   Y
Zero coupon securities                                                                                             Y
Pay-in-kind bonds
Deferred payment securities
Non-investment grade debt                                                                      Y
Loan participations and assignments
Sovereign debt (foreign) (denominated in U.S. $)                            Y
Foreign commercial paper (denominated in U.S. $)                            Y
Duration                                                                    Y                                      Y
U.S. Government securities                                                  Y                  Y                   Y
Money market instruments                                                    Y                  Y                   Y



                                                                      Prestige             Prestige
                                                                      Balanced            International
U.S. common stocks                                                        Y                   Y
Preferred stocks                                                          Y
Small company stocks                                                      Y                   Y
Special situation companies                                               Y                   Y
Illiquid securities                                                       Y                   Y
Restricted securities                                                     Y                   Y
When-issued / delayed-delivery securities                                 Y                   Y
Investment companies                                                      Y                   Y
Real estate investment trusts (REITS)                                     Y
Securities of foreign issuers                                             Y                   Y
Depository receipts                                                       Y                   Y
Securities from developing countries/emerging markets                     Y
Convertible securities                                                    Y                   Y
Long-term debt when originally issued, but with 397                       Y                   Y
  days or less remaining to maturity
Short-term debt                                                           Y                   Y
Floating and variable rate securities                                     Y                   Y
Zero coupon securities                                                    Y
Pay-in-kind bonds                                                         Y
Deferred payment securities                                               Y                   Y
Non-investment grade debt                                                 Y
Loan participations and assignments                                       Y
Sovereign debt (foreign) (denominated in U.S. $)                          Y                   Y
Foreign commercial paper (denominated in U.S. $)                                              Y
Duration                                                                  Y
U.S. Government securities                                                Y                   Y
Money market instruments                                                  Y                   Y

          TYPE OF INVESTMENT OR TECHNIQUE



                                                                           Gartmore                   Nationwide     Nationwide
                                                           Gartmore         Total      Nationwide      Tax Free      Government
                                                            Growth          Return        Bond          Income          Bond

Mortgage-backed securities                                                                  Y              Y              Y
Stripped mortgage securities                                                                Y                             Y
Collateralized mortgage obligations                                                         Y                             Y
Mortgage dollar rolls
Asset-backed securities                                         Y             Y             Y              Y              Y
Bank and/or Savings and Loan obligations                        Y             Y             Y              Y              Y
Repurchase agreements                                           Y             Y             Y              Y              Y
Reverse repurchase agreements
Warrants                                                        Y             Y
Futures                                                         Y             Y
Options                                                         Y             Y             Y              Y
Foreign currencies
Forward currency contracts                                      Y             Y
Borrowing money                                                 Y             Y             Y              Y              Y
Lending portfolio securities                                    Y             Y             Y              Y              Y
Short sales                                                     Y
Participation Interests
Swap Agreements
Wrap Contracts
Indexed securities                                              Y             Y
Strip Bonds                                                                                 Y                             Y
Put Bonds                                                                                   Y              Y
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements



                                                            Nationwide    Nationwide     Gartmore      Nationwide    Nationwide
                                                              Money         S&P 500        Value       High Yield      Growth
                                                              Market        Index       Opportunties      Bond          Focus

Mortgage-backed securities                                                                                  Y
Stripped mortgage securities                                                                                Y
Collateralized mortgage obligations                                                                         Y
Mortgage dollar rolls                                                                                       Y              Y
Asset-backed securities                                          Y                                          Y
Bank and/or Savings and Loan obligations                         Y             Y              Y             Y              Y
Repurchase agreements                                            Y             Y              Y             Y              Y
Reverse repurchase agreements                                                                               Y              Y
Warrants                                                                                      Y             Y              Y
Futures                                                                        Y              Y             Y              Y
Options                                                                        Y              Y             Y              Y
Foreign currencies                                                                            Y             Y              Y
Forward currency contracts                                                      Y             Y             Y              Y
Borrowing money                                                  Y             Y              Y             Y              Y
Lending portfolio securities                                     Y             Y              Y             Y              Y
Short sales                                                                    Y                            Y              Y
Participation Interests                                                                                     Y
Swap Agreements                                                                                             Y
Wrap Contracts
Indexed securities                                                             Y
Strip Bonds                                                                                                 Y
Put Bonds                                                                                                   Y
Private Activity and Industrial Development Bonds                                                           Y
Custodial Receipts                                                                                          Y
Nationwide Contract
Extendable Commercial Notes                                      Y
Standby Commitment Agreements                                                                               Y


                                                           Gartmore      Nationwide       Nationwide     Nationwide      Nationwide
                                                         Global Health    Small Cap      Mid Cap Market  International     Bond
                                                           Sciences        Index            Index          Index          Index

Mortgage-backed securities                                                                                                Y
Stripped mortgage securities
Collateralized mortgage obligations                                                                                       Y
Mortgage dollar rolls                                                                                                     Y
Asset-backed securities                                                                                                   Y
Bank and/or Savings and Loan obligations                        Y             Y             Y              Y              Y
Repurchase agreements                                           Y             Y             Y              Y              Y
Reverse repurchase agreements
Warrants
Futures                                                         Y             Y             Y              Y              Y
Options                                                         Y             Y             Y              Y              Y
Foreign currencies                                              Y                                          Y
Forward currency contracts                                      Y                                          Y
Borrowing money                                                 Y             Y             Y              Y              Y
Lending portfolio securities                                    Y             Y             Y              Y              Y
Short sales                                                     Y             Y             Y              Y              Y
Participation Interests
Swap Agreements                                                               Y             Y              Y              Y
Wrap Contracts
Indexed securities                                                            Y             Y              Y              Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements                                                                                             Y

 TYPE OF INVESTMENT OR TECHNIQUE



                                           Nationwide      Nationwide        Nationwide       Nationwide        Nationwide
                                           Large Cap       Large Cap           Small        Morley Capital    Morley Enhanced
                                             Value          Growth              Cap          Accumulation         Income

Mortgage-backed securities                                                                         Y                Y
Stripped mortgage securities                                                                       Y                Y
Collateralized mortgage obligations                                                                Y                Y
Mortgage dollar rolls                                                                              Y                Y
Asset-backed securities                                                                            Y                Y
Bank and/or Savings and Loan obligations         Y                Y                Y               Y                Y
Repurchase agreements                            Y                Y                Y               Y                Y
Reverse repurchase agreements                                                      Y               Y                Y
Warrants                                         Y                Y                Y
Futures                                          Y                Y                Y                                Y
Options                                          Y                Y                Y                                Y
Foreign currencies                               Y                Y
Forward currency contracts                       Y                Y                Y
Borrowing money                                  Y                Y                Y               Y                Y
Lending portfolio securities                     Y                Y                Y               Y                Y
Short sales
Participation Interests
Swap Agreements                                                   Y                                Y
Wrap Contracts                                                                                     Y                Y
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements





                                           NorthPointe       Nationwide             Nationwide Investor       Nationwide
                                           Small Cap    Investor Destinations       Destinations Moderately  Investor Destinations
                                             Value          Aggressive                     Aggressive           Moderate

Mortgage-backed securities                                      Y                              Y                  Y
Stripped mortgage securities
Collateralized mortgage obligations                             Y                              Y                  Y
Mortgage dollar rolls                                           Y                              Y                  Y
Asset-backed securities
Bank and/or Savings and Loan obligations      Y                 Y                              Y                  Y
Repurchase agreements                         Y                 Y                              Y                  Y
Reverse repurchase agreements
Warrants                                      Y
Futures                                       Y                 Y                              Y                  Y
Options                                       Y                 Y                              Y                  Y
Foreign currencies                            Y                 Y                              Y                  Y
Forward currency contracts                    Y                 Y                              Y                  Y
Borrowing money                               Y                 Y                              Y                  Y
Lending portfolio securities                  Y                 Y                              Y                  Y
Short sales                                                     Y                              Y                  Y
Participation Interests
Swap Agreements                                                 Y                              Y                  Y
Wrap Contracts                                                  Y                              Y                  Y
Indexed securities                                              Y                              Y                  Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract                                             Y                              Y                  Y
Extendable Commercial Notes                                     Y                              Y                  Y
Standby Commitment Agreements


                                          Nationwide Investor         Nationwide Investor    Gartmore       Gartmore Global
                                         Destinations Moderately          Destinations      Millennium         Technology
                                             Conservative                 Conservative        Growth        & Communications

Mortgage-backed securities                        Y                              Y
Stripped mortgage securities
Collateralized mortgage obligations               Y                              Y
Mortgage dollar rolls                             Y                              Y
Asset-backed securities                                                                        Y
Bank and/or Savings and Loan obligations          Y                              Y             Y                 Y
Repurchase agreements                             Y                              Y             Y                 Y
Reverse repurchase agreements                                                                                    Y
Warrants                                                                                       Y
Futures                                           Y                              Y             Y                 Y
Options                                           Y                              Y             Y                 Y
Foreign currencies                                Y                              Y                               Y
Forward currency contracts                        Y                              Y             Y                 Y
Borrowing money                                   Y                              Y             Y                 Y
Lending portfolio securities                      Y                              Y             Y                 Y
Short sales                                       Y                              Y                               Y
Participation Interests
Swap Agreements                                   Y                              Y
Wrap Contracts                                    Y                              Y
Indexed securities                                Y                              Y
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract                               Y                              Y
Extendable Commercial Notes                       Y                              Y
Standby Commitment Agreements


                                            Gartmore         Gartmore
                                            Emerging       International
                                            Markets           Growth

Mortgage-backed securities
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations       Y
Repurchase agreements                          Y               Y
Reverse repurchase agreements
Warrants                                       Y               Y
Futures                                        Y               Y
Options                                        Y               Y
Foreign currencies                             Y               Y
Forward currency contracts                     Y               Y
Borrowing money                                Y               Y
Lending portfolio securities                   Y               Y
Short sales                                    Y               Y
Participation Interests
Swap Agreements
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bonds
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements

           TYPE OF INVESTMENT OR TECHNIQUE

                                                               Gartmore          Gartmore           Gartmore
                                                                Global           European         Global Small        Gartmore
                                                                Lenders           Growth           Companies             OTC

Mortgage-backed securities
Stripped mortgage securities
Collateralized mortgage obligations
Mortgage dollar rolls
Asset-backed securities
Bank and/or Savings and Loan obligations                            Y                 Y                 Y                 Y
Repurchase agreements                                               Y                 Y                 Y                 Y
Reverse repurchase agreements
Warrants                                                            Y                 Y                 Y                 Y
Futures                                                             Y                 Y                 Y                 Y
Options                                                             Y                 Y                 Y                 Y
Foreign currencies                                                  Y                 Y                 Y                 Y
Forward currency contracts                                          Y                 Y                 Y                 Y
Borrowing money                                                     Y                 Y                 Y                 Y
Lending portfolio securities                                        Y                 Y                 Y                 Y
Short sales                                                         Y                 Y                 Y
Participation Interests
Swap Agreements                                                                                                           Y
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements



                                                  Gartmore         Gartmore       Long-Term U.S.
                                             International Small    Growth          Government         Prestige         Prestige
                                                 Cap Growth           20               Bond            Balanced       International

Mortgage-backed securities                                             Y                 Y                 Y
Stripped mortgage securities                                                             Y                 Y
Collateralized mortgage obligations                                                      Y                 Y
Mortgage dollar rolls                                                                                      Y
Asset-backed securities                                                Y                 Y                 Y
Bank and/or Savings and Loan obligations             Y                 Y                 Y                 Y                 Y
Repurchase agreements                                Y                 Y                 Y                 Y                 Y
Reverse repurchase agreements                                                                              Y
Warrants                                             Y                 Y                                   Y
Futures                                              Y                 Y                                   Y
Options                                              Y                 Y                                   Y
Foreign currencies                                   Y                 Y                                   Y                 Y
Forward currency contracts                           Y                 Y                                   Y                 Y
Borrowing money                                      Y                 Y                 Y                 Y                 Y
Lending portfolio securities                         Y                 Y                 Y                 Y                 Y

Short sales                                                            Y                                   Y

Participation Interests                                                                                                      Y
Swap Agreements                                      Y                                                     Y                 Y
Wrap Contracts
Indexed securities
Strip Bonds
Put Bonds
Private Activity and Industrial Development Bond
Custodial Receipts
Nationwide Contract
Extendable Commercial Notes
Standby Commitment Agreements

          DESCRIPTION OF PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES


INFORMATION CONCERNING DURATION

         Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of "term to maturity" or "average dollar weighted maturity" as measures of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure.

         Most debt obligations provide interest ("coupon") payments in addition to final ("par") payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

         Traditionally, a debt security's "term-to-maturity" has been used as a measure of the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity "weighted" according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

         There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, a Fund's investment adviser or subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

         The change in market value of U.S. Government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.


DEBT OBLIGATIONS

         Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations when due ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

         Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"), such as Standard & Poor's Rating Group ("Standard & Poor's") or Moody's Investor Services ("Moody's"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but the Fund also relies upon the independent advice of a Fund's adviser or subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer's capital structure, existing debt and earnings history. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund's adviser or subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

         In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

         Medium-Quality Securities. Certain Funds anticipate investing in medium-quality obligations, which are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issues of higher-rated securities.

         Lower Quality (High-Risk) Securities. Non-investment grade debt or lower quality/rated securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch IBCA Information Services, Inc. ("Fitch"), (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and
(iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighted by large uncertainties or major risk exposures to adverse conditions. Lower quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

         Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

         Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet such Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         U.S. Government Securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the U.S. government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal Farm Credit Banks, government-sponsored institutions that consolidate the financing activities of the Federal Land Banks, the Federal Intermediate Credit Banks and the Banks for Cooperatives;

- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

         The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

         Mortgage and Asset-Backed Securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders maybe supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

         Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

         The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks and do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

         Collateralized Mortgage Obligations ("CMOs") and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Other types of securities representing interests in a pool of mortgage loans are known as real estate mortgage investment conduits ("REMICs").

         Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. REMICs, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC

Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

         Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

         Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest-only), while the other class will receive all of the principal ("PO" or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization.

         In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" in this Statement of Additional Information.

         A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

         Private Activity and Industrial Development Bonds. Private activity and industrial development bonds are obligations issued by or on behalf of public authorities to raise money to finance various privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, and sewage and solid waste disposal facilities, as well as certain other facilities or projects. The payment of the principal and interest on such bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Put Bonds. "Put" bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser or a subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to "put" the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the issuer.

         Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as "Brady Bonds". Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund's adviser or subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the adviser or the subadviser's expectations with respect to Brady Bonds will be realized.

         Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories "BB" or "B" by Standard & Poor's or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Fund's adviser or subadviser to be of comparable quality.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interested computed semi-annually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ("LIBOR") rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the fact amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, the Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund may invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."


         Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.

         Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Tax-Free Income Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

         Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

         The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. The Tax-Free Income Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

         An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

         Strip Bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

         Custodial Receipts. Certain Funds may acquire U.S. Government securities and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the Internal Revenue Service ("IRS") has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Funds. CATS and TIGRs are not considered U.S. Government securities by the Staff of the Securities and Exchange Commission (the "SEC"), however. Further, the IRS conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Funds. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.


MONEY MARKET INSTRUMENTS

         Money market instruments may include the following types of instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

         -- obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

         -- asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

         -- repurchase agreements;

         -- bank or savings and loan obligations;

         -- commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- bank loan participation agreements representing obligations of corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

         -- high quality short-term (maturity in 397 days or less) corporate obligations, these obligations will be rated within the top two rating categories by an NRSRO or if not rated, of comparable quality.

         -- extendable commercial notes which are obligations underwritten by Goldman Sachs, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 390 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes are considered illiquid and the Money Market Fund will be limited to holding no more than 10% of its net assets in these and any other illiquid securities.


WRAP CONTRACTS

         The Nationwide Morley Capital Accumulation Fund purchases wrap contracts for the purpose of attempting to maintain a constant net asset value ("NAV") of $10.00 per share and the Nationwide Morley Enhanced Income Fund may cover certain assets of the Fund with wrap contracts in order to reduce the volatility of the Fund's NAV. A wrap contract is a contract between a Fund and a financial institution such as a bank, insurance company or other financial institution (a "wrap provider"), under which the wrap provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing wrap contracts, the Funds expect to reduce fluctuations in NAV per share because, under normal circumstances, the value of the Funds' wrap contracts will vary inversely with the value of their respective assets that are covered by the contracts ("covered assets"). For example, when the market value of covered assets falls below "book value" (essentially the purchase price of covered assets plus any accrued net income thereon), wrap contracts will be assets of a Fund with a value equal to the difference between the book and market values. Similarly, when the market value of covered assets is greater than their book value, wrap contracts will become a liability of a Fund equal to the amount by which the market value of covered assets exceeds their book value. In this manner, under normal conditions wrap contracts are expected to reduce the impact of interest rate risk on covered assets and, hence, the market price variability of a Fund.

         The Funds will pay premiums to wrap providers for wrap contracts, and these premiums will be an ongoing expense of the Funds. Wrap contracts obligate wrap providers to make certain payments to the Funds in exchange for payment of premiums. Payments made by wrap providers as provided by wrap contracts are intended to enable the Funds to make redemption payments at the current book value of covered assets rather than at the current market price. Wrap contract payments may be made when assets are sold to fund redemption of shares, upon termination of wrap contracts, or both. Payments are based on the book value of wrap contracts, and are normally equal to the sum of (i) the accrued or amortized purchase price of covered assets, minus (ii) the sale price of covered assets liquidated to fund share redemptions, plus (iii) interest accrued at a crediting rate, computation of which is specified in the wrap contracts. The crediting rate is the yield on the covered assets, adjusted to amortize the difference between market value and book value over the duration of the covered assets, less wrap contract premiums and Fund expenses. Wrap contracts typically provide for periodic reset of crediting rates. Crediting rates reflect the amortization of realized and unrealized gains and losses on covered assets and, in consequence, may not reflect the actual returns achieved on the wrapped assets. From time to time crediting rates may be significantly greater or less than current market interest rates, although wrap contracts generally provide that crediting rates may not fall below zero.

         The Funds will normally hold 1 to 3 percent of their assets as cash or cash equivalents which can be sold close to book value to fund redemption requests. If circumstances arise that require the Funds to liquidate assets other than cash, and if the fair market value of those other assets is less than their book value, a wrap contract will, under normal circumstances, obligate the wrap provider to pay the Fund all or some of the difference. However, if the market value of assets being liquidated exceeds the corresponding book value, the Funds would be obligated to pay all or some of the difference to the wrap provider. Generally, wrap contract payments will be made within one day after a Fund requests a payment. If more than one wrap contract applies to covered assets which have been liquidated, payment requests will be allocated among wrap contracts as specified in each wrap contract.

         Wrap contracts may require that covered assets be limited as to duration or maturity, consist of specified types of securities, and/or be at or above a specified credit quality. Wrap contracts purchased by the Funds will be consistent with their investment objectives and policies as set forth in the Prospectus and this SAI for each, although in some cases wrap contracts may require more restrictive investment objectives and policies. Wrap contracts may also allow providers to terminate their contracts if a Fund changes its investment objectives, policies and restrictions as set forth in the respective Prospectuses and this SAI without having obtained the consent of the wrap providers. In the event of termination by a wrap provider, a Fund may not be able successfully to replace contract coverage with another provider.

         Wrap contracts may mature on specified dates and may be terminable upon notice by the Funds or in the event of a default by either the Funds or the wrap provider. "Evergreen" wrap contracts specify no maturity date. They allow either the Funds or a provider to terminate the wrap contract through a fixed maturity conversion. Under a fixed maturity conversion the wrap contract will terminate on a future date which is generally determined by adding the duration of covered assets to a date elected by the party seeking to terminate the contract. For example, if the date elected is January 1, 2002, and the duration of covered assets is 3 years, the wrap contract will terminate as of January 1, 2005. In addition, during the conversion period, the Funds may be required to comply with certain restrictions on covered assets, such as limitation of their duration to the remaining term of the conversion period.

      Generally, at termination of a wrap contract, the wrap provider will be obligated to pay the Fund any excess of book value over market value of covered assets. However, if a wrap contract terminates because of a default by a Fund or upon election by the Fund (other than through a fixed maturity conversion), no such payment is made.

      Risks Associated with Wrap Contracts. The Morley Capital Accumulation Fund expects wrap contracts to enable it to maintain the price of the Fund at $10.00 per share. The Morley Enhanced Income Fund expects that it will utilize wrap contracts to maintain some of the Fund's assets at stable book value. However, there are certain risks associated with the use of wrap contracts that could impair a Fund's ability to achieve this objective.

      If a wrap contract matures or terminates, the Funds may be unable to obtain a replacement wrap contract or a wrap contract with terms substantially similar those of the maturing or terminating agreement. If at the time the market value of covered assets is less than their book value, the Funds may be required to reduce their respective NAVs accordingly. Likewise, if the market value of the covered assets is greater than their book value, a Fund's NAV may increase. In either case, Fund shareholders may experience unexpected fluctuations in the value of their shares. Further, if new wrap contracts are negotiated on less favorable terms than those of the contracts being replaced, such as higher wrap premiums, the net returns of the Funds may be negatively affected.

      Each Fund's Board of Trustees determines in good faith the value of each of the Fund's wrap contracts and has established policies and procedures governing valuation of these instruments. Other fair and reasonable valuation methodologies may be utilized in certain circumstances including, but not limited to, (1) default by a wrap provider under a wrap contract or other agreement; (2) insolvency of a wrap provider; (3) reduction of the credit rating of a wrap provider; or (4) any other situation in which the Board of Trustees determines that a wrap provider may no longer be able to satisfy its obligations under a wrap contract. In any such case, the fair value of any wrap contract may be determined to be less than the difference between book value and the market value of covered assets. In these situations a Fund may experience variability in its NAV per share.

      Wrap Contracts do not protect the Funds from the credit risk of covered assets. Defaults by issuers of covered assets or downgrades in their credit rating to below investment grade status will generally cause those assets to be removed from coverage under wrap contracts, in which event a Fund may experience a decrease in NAV.

      Currently, there is no active trading market for wrap contracts, and none is expected to develop. The Funds may therefore be unable to liquidate wrap contracts within seven days at fair market value, in which case the wrap contracts will be considered illiquid. At the time of their purchase, the fair market value of a Fund's wrap contracts, plus the fair market value of all other illiquid assets in the Fund, may not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. If the fair market value of illiquid assets including wrap contracts later rises above 15% of the fair market value of a Fund's net assets, the price volatility of the Fund's shares may increase as the Fund acts to reduce the percentage of illiquid assets to a level that does not exceed 15% of the Fund.


REPURCHASE AGREEMENTS

      In connection with the purchase of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers by a Fund, the Fund's custodian, or a subcustodian, will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund's adviser or subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.


BANK OBLIGATIONS

      Bank obligations that may be purchased by the Funds include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

      Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their Branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

      When securities are purchased on a "when-issued" basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

      When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund's liquidity and the ability of its adviser or subadviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceed 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitment to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its total assets. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

STANDBY COMMITMENT AGREEMENTS

         These agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

         The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

LENDING PORTFOLIO SECURITIES

      Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund's board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

INDEXED SECURITIES

      Certain Funds may invest in securities whose potential return is based on the change in particular measurements of value or rates (an "index"). As an illustration, the Funds may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index.


SMALL COMPANY AND EMERGING GROWTH STOCKS

      Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in the stocks of larger, more established companies since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.


SPECIAL SITUATION COMPANIES

      "Special situation companies" include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The adviser or subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.


FOREIGN SECURITIES

      Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

      Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

         Investment in Companies in Developing Countries. Investments may be made from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

      The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

      The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

      Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries.

      Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

      Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

      Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

      Depository Receipts. A Fund may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depository Receipts ("CDRs")), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

      A Fund may invest in depository receipts through "sponsored" or "unsponsored" facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

      A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depository receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

      Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

      Foreign Sovereign Debt. Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

      Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.


FOREIGN COMMERCIAL PAPER

      A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


 EXTENDABLE COMMERCIAL NOTES


      The Nationwide Money Market Fund may invest in extendable commercial notes
(ECNs). ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 390 days from the date of issue without seeking noteholder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

      The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.


REAL ESTATE INVESTMENT TRUSTS

      Although no Fund will invest in real estate directly, certain Funds may invest in securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of Internal Revenue Code, as amended (the "Code").


CONVERTIBLE SECURITIES

      Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

      Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

      Certain Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities.

WARRANTS

      Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


PREFERRED STOCK

      Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.


SHORT SELLING OF SECURITIES

      In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest the Fund may be required to pay in connection with the short sale.

      In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must deposit in a segregated account an amount of cash or liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

      A Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.


RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

      A Fund may not invest more than 15% (10% for the Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

      Any such restricted securities will be considered to be illiquid for purposes of a Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust, the Fund's adviser or subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, the Fund's level of illiquidity may increase.

      Some Funds may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      The applicable subadviser or adviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

      Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

      Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund's adviser or subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.


BORROWING

      A Fund may borrow money from banks, limited by SEC rules to 33-1/3% of its total assets (including the amount borrowed), and may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing. In addition, a Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. Except as described below for the Index Feeder Funds, a Fund will not purchase securities when bank borrowings exceed 5% of such Fund's total assets.

      Each Fund expects that its borrowings will be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. The Funds have established a line-of-credit ("LOC") with their custodian by which they may borrow for temporary or emergency purposes. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders.

      Leverage and the Index Feeder Funds. The use of leverage by an Index Feeder Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, FAM in its best judgment nevertheless may determine to maintain a Fund's leveraged position if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

      Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede FAM from managing a Fund's portfolio in accordance with the Fund's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

      A Fund at times may borrow from affiliates of FAM, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.


DERIVATIVE INSTRUMENTS

      A Fund's adviser or subadviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.

      Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

      The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

      Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

      (1) Successful use of most of these instruments depends upon a Fund's adviser's or subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund's assets being hedged in terms of securities composition.

      (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund's adviser or subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, a Fund could suffer a loss.

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

      For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS" below.

      Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted, Non-Publicly Traded and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

      The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

      A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

      A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

      The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

      Transactions using OTC options (other than purchased options) expose a Fund to counter party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

      Futures Contracts. Certain Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write
(sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund's adviser or a subadviser believes it is more advantageous to a Fund than is purchasing the futures contract.

      To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions.

      A Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of a Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, such Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

      A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the futures contract.

      No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. Government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

      Swap Agreements. A Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

      Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund's adviser's or subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

      A Fund will enter swap agreements only with counterparties that a Fund's adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

      Foreign Currency-Related Derivative Strategies - Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

      Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund's adviser or subadviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS

      A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund's investments denominated in that currency over time.

      A decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

      A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


SECURITIES OF INVESTMENT COMPANIES

      To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. However, as described above, each of the Investor Destinations Funds may invest up to 100% of its assets in other investment companies, and each Index Feeder Fund invests all its assets in a corresponding Series, which is also a registered investment company. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

      SPDRs. The Funds may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor's Index such as the S&P 500. SPDRs are traded on the American Stock Exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated S&P Index due to reductions in the SPDRs' performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis.

      SPDRs are not actively managed. Rather, a SPDR's objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by SPDRs at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if SPDR was not fully invested in such securities. Because of this, a SPDRs price can be volatile, the S & P 500 Index Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in SPDRs.


FLOATING AND VARIABLE RATE INSTRUMENTS

      Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

      Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.

      Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund's adviser or subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

      A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund's custodian.


ZERO COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BONDS") AND DEFERRED PAYMENT SECURITIES

      Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

      Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund will acquire Loan Participations only if the lender interpositioned between the Fund and the borrower is determined by the applicable subadviser to be creditworthy. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

      A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

      In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

      A Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

      Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing")

      Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund's adviser or subadviser believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

THE NATIONWIDE CONTRACT

      Each of the Investor Destinations Series (except the Nationwide Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at lest 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund's performance may be hurt by its investment in the Nationwide Contract, VMF believes that the stable nature of the Nationwide Contract should reduce a Fund's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

ADDITIONAL INFORMATION CONCERNING THE INDICES

         Russell 2000. The Small Cap Index Fund and the Small Cap Index Series are not promoted, sponsored or endorsed by, not in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund or the Small Cap Index Series nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

         Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000(R) Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

         Frank Russell Company's publication of the Russell 2000(R) Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell 2000 is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Russell 2000 or any data included in the Russell 2000. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Russell 2000 or any data included therein, or any security (or combination thereof) comprising the Russell 2000. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, or any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Russell 2000 or any data or any security (or combination thereof) included therein.

         EAFE Index. The EAFE Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). The EAFE Index is a service mark of Morgan Stanley Group Inc. and has been licensed for use by the Investment Adviser and its affiliates.

         The International Index Fund and the International Index Series are not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of shares of the International Index Fund and the International Index Series or any member of the public regarding the advisability of investing in securities generally or in the International Index Fund and the International Index Series particularly or the ability of the EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the EAFE Index. Morgan Stanley has no obligation to take the needs of the International Index Fund and the International Index Series or the owners of shares of the International Index Fund and the International Index Series into consideration in determining, composing or calculating the EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of shares of the International Index Fund and the International index Series to be issued or in the determination or calculation of the equation by which the shares of the International Index Fund and the International Index Series is redeemable for cash. Morgan Stanley has no obligation or liability to owners of shares of the International Index Fund and the International Index Series in connection with the administration, marketing or trading of the International Index Fund and the International Index Series.

         Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the EAFE Index from sources which Morgan Stanley considers reliable, Morgan Stanley does not guarantee the accuracy and/or the completeness of the EAFE Index or any data included therein. Morgan Stanley makes no warranty, express or implied, as to results to be obtained by licensee, licensee's customers and counterparties, owners of shares of the International Index Fund and the International Index Series, or any other person or entity from the use of the EAFE Index or any data included therein in connection with the rights licensed hereunder or for any other use. Morgan Stanley makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the EAFE Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

         S&P 500 Index and S&P 400 Index. The Trust, on behalf of the S&P 500 Fund, one of the Underlying Funds, has entered into a licensing agreement which authorizes the Fund to use the trademarks of the McGraw-Hill Companies, Inc.

         Standard & Poor's 500, S&P 500(R), Standard & Poor's 400, and S&P 400(R) are trademarks of The McGraw-Hill Companies, Inc. The S&P 500 Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc.("S&P"). S&P makes no representation or warranty, expressed or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P 400 Index to track general stock market performance. S&P's only relationship to the Funds or the applicable adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 and S&P 400 indices which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the Funds or their shareholders into consideration in determining, composing or calculating the S&P 500 and S&P 400 Indices. S&P is not responsible for or has not participated in the determination of the prices and amount of the Funds' shares or the timing of the issuance or sale of Fund shares or in the determination or calculation of the equation by which Fund shares are redeemed. S&P has no obligation or liability in connection with the administration, marketing or trading of the

Funds. S&P does not guarantee the accuracy makes no warranty, expressed or implied as to the results to be obtained by the Funds, shareholders of the Funds, or any other person or entity from the use of the S&P 500 or S&P 400 Indices or any data included therein. Without limiting any of the foregoing, in no event shall S&P 500 and S&P 400 Indices have any liability for any special, punitive, indirect, or consequential damages, including lost profits even if notified of the possibility of such damages.


TEMPORARY DEFENSIVE POSITIONS

      In response to economic, political or unusual market conditions, each Fund, except the Tax-Free Income Fund, may invest up to 100% of its assets in cash or money market obligations. The Tax-Free Income Fund may as a temporary defensive position invest up to 20% of its assets in cash and taxable money market instruments. In addition, a Fund may have, from time to time, significant cash positions until suitable investment opportunities are available.

INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of each Fund which cannot be changed without the authorization of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.

      Each of the Funds:

- May not (EXCEPT THE GARTMORE GROWTH 20 FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, THE INDEX FEEDER FUNDS, INVESTOR DESTINATIONS
     FUNDS AND THE S&P 500 INDEX FUND) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Money Market Fund will be deemed to be in compliance with this restriction so long as it is in compliance with Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time.

- May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

- May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

- May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or Statement of Additional Information of the Fund.

- May not (EXCEPT THE GARTMORE VALUE OPPORTUNITIES FUND, NATIONWIDE HIGH YIELD BOND FUND, GARTMORE GROWTH 20 FUND, PRESTIGE INTERNATIONAL FUND, GARTMORE GLOBAL HEALTH SCIENCES FUND, NATIONWIDE MORLEY ENHANCED
     INCOME FUND, THE INDEX FEEDER FUNDS AND THE INVESTOR DESTINATIONS
     FUNDS) purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance. For the Nationwide Tax-Free Income Fund, this limitation does not apply to obligations issued by state, county or municipal governments.

- May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

- May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

THE S&P 500 INDEX FUND:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE INDEX FEEDER FUNDS AND THE INVESTOR DESTINATIONS FUNDS:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry.

THE GARTMORE VALUE OPPORTUNITIES FUND, NATIONWIDE HIGH YIELD BOND FUND AND NATIONWIDE MORLEY ENHANCED INCOME FUND:

- May not purchase the securities of any issuer if, as a result, 25% or more than (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry; provided, that in replicating the weightings of a particular industry in its target index, a Series or Fund may invest more than 25% of its total assets in securities of issuers in that industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities and obligations issued by state, county or municipal governments. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, equipment finance, premium finance, leasing finance, consumer finance and other finance.

     THE FOLLOWING ARE THE NON-FUNDAMENTAL OPERATING POLICIES OF THE FUNDS WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT SHAREHOLDER
APPROVAL:

      Each Fund may not:

- Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

- Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

- Purchase or otherwise acquire any security if, as a result, more than 15% (10% with respect to the Money Market Fund) of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund's investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund's investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

- Pledge, mortgage or hypothecate any assets owned by the Fund in excess of 33 1/3% of the Fund's total assets at the time of such pledging, mortgaging or hypothecating.

      Each Fund, except the Index Feeder Funds and the Investor Destinations Funds, may not:

- Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom.

Each Fund except the Gartmore Value Opportunities Fund, Nationwide High Yield Bond Fund, Gartmore Growth 20 Fund, Nationwide Morley Enhanced Income Fund, the Index Feeder Funds and the Investor Destinations Funds may not:

- Purchase securities when bank borrowings exceed 5% such Fund's total assets.


      Each of the Investor Destinations Funds and Index Feeder Funds may not:

- May not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Fund's total assets may be invested without regard to such 5% limitation), and (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is not limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


                       TRUSTEES AND OFFICERS OF THE TRUST

      The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

      The principal occupation of the Trustees and Officers during the last five years, their ages, their addresses and their affiliations are:

CHARLES E. ALLEN, Trustee, Age 52
300 River Place, Suite 2050, Detroit, Michigan
Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark family of companies (real estate development, investment and asset management).

PAULA H.J. CHOLMONDELEY, Trustee, Age 50
225 Franklin Street, Boston, Massachusetts
Ms. Cholmondeley is Vice President and General Manager of Specialty Products at Sappi Fire Paper North America. Prior to 1998, she held various positions with Owens Corning, including Vice President & General Manager of the Residential Insulation Division (1997 to 1998), President of the MIRAFLEX Fibers Division (1994 to 1997), and Vice President of Business Development and Global Sourcing (1992 to 1994).

C. BRENT DEVORE, Trustee, Age 59
North Walnut and West College Avenue, Westerville, Ohio
Dr. DeVore is President of Otterbein College.

ROBERT M. DUNCAN, Trustee, Age 72
1397 Haddon Road, Columbus, Ohio
Since 1999 Mr. Duncan worked as an arbitration and mediation consultant. From 1996 to 1999, Mr. Duncan was a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of the Ohio State University.

JOSEPH J. GASPER, Trustee(1) and Chairman, Age 54
One Nationwide Plaza Columbus, Ohio
Mr. Gasper has been a Director, President and Chief Operating Officer for Nationwide Financial Services, Inc. since December 1996 and for Nationwide Life and Annuity Insurance Company and Nationwide Life Insurance Company since April 1996. Prior to that, he was Executive Vice President and Senior Vice President for the Nationwide Insurance Enterprise.

BARBARA HENNIGAR, Trustee, Age 64
6803 Tucson Way, Englewood, Colorado
From October 1999 to June, 2000, Ms. Hennigar was Chairman of OppenheimerFunds Services and Shareholder Services Inc. Prior to that, she served as President and Chief Executive Officer of OppenheimerFunds Services.

PAUL J. HONDROS, Trustee(1), Age 51
1200 River Road, Conshohocken, Pennsylvania
Mr. Hondros is President and Chief Executive Officer of Villanova Mutual Fund Capital Trust, Villanova Capital, Inc. and Villanova SA Capital Trust. Prior to that, Mr. Hondros served as President and Chief Operations Officer of Pilgrim Baxter and Associates, Ltd., an investment management firm, and its affiliated fixed income investment management arm, Pilgrim Baxter Value Investors, Inc. and as Executive Vice President to the PBHG Funds, PBHG Insurance Series Funds and PBHG Adviser Funds. Prior thereto, he served as President and Chief Executive Officer of Fidelity Investment Institutional Services Co.

THOMAS J. KERR, IV, Trustee, Age 66
4890 Smoketalk Lane, Westerville, Ohio
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Kendall College and Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 44
55 E. State Street, Columbus, Ohio
Mr. Kridler is President of the Columbus Association of Performing Arts.

ARDEN L. SHISLER, Trustee(1), Age 58
P.O. Box 267, Dalton, Ohio
Mr. Shisler is President and Chief Executive Officer of K&B Transport, Inc., a trucking firm.

DAVID C. WETMORE, Trustee, Age 51

11495 Sunset Hills Rd - Suite 210, Reston, Virginia
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm and Director of Career Builder, Inc. and Walker Interactive Systems, Inc.

GERALD HOLLAND, Treasurer, Age 49
1200 River Road, Conshohocken, Pennsylvania
Mr. Holland is currently Senior Vice President of Operations of Villanova Capital, Inc. and a member of the Investment Committees of Villanova SA Capital Trust, the Administrator, Villanova Mutual Fund Capital Trust, an investment adviser to the Trust, and Villanova Global Asset Management Trust, an investment adviser to the Trust.

KEVIN S. CROSSETT, Secretary, age 40
One Nationwide Plaza, Columbus, Ohio
Mr. Crossett is currently the Assistant Secretary for Villanova Global Asset Management Trust, an investment adviser to the Trust. He is also currently Vice President/Associate General Counsel for Nationwide Insurance, NorthPointe Capital LLC, a subadviser to the Trust, Villanova Capital, Inc., Villanova Mutual Fund Capital Trust, an investment adviser to the Trust, and Villanova SA Capital Trust, the Administrator.

-----------------------

(1) A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

      All Trustees and Officers of the Trust, as a group, own less than 1% of its outstanding shares.

      The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. Villanova Mutual Fund Capital Trust ("VMF"), Villanova Global Asset Management Trust ("VGAMT") Morley Capital Management each, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburse the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal year ended October 31, 2000. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex for the fiscal year ended October 31, 2000. Trust officers receive no compensation from the Trust in their capacity as officers.

                               COMPENSATION TABLE

                                                                PENSION
                                                               RETIREMENT       ESTIMATED
                                              AGGREGATE         BENEFITS          ANNUAL             TOTAL
                                            COMPENSATION       ACCRUED AS        BENEFITS        COMPENSATION
                                                FROM         PART OF TRUST         UPON          FROM THE FUND
NAME OF PERSON, POSITION                      THE TRUST         EXPENSES        RETIREMENT         COMPLEX(1)
------------------------                      ---------         --------        ----------         ----------
Charles E. Allen, Trustee(2)                   $ 4,500            --0--            --0--             13,000
Paula H.J. Cholmondeley, Trustee(2)              4,500            --0--            --0--             14,000
C. Brent DeVore, Trustee                        12,000            --0--            --0--             29,000
Robert M Duncan, Trustee                        12,000            --0--            --0--             29,000
Joseph J. Gasper, Trustee(2)                     --0--            --0--            --0--              --0--
Barbara Hennigar, Trustee(2)                     4,500            --0--            --0--             14,000
Paul J. Hondros, Trustee(2)                      --0--            --0--            --0--              --0--
Thomas J. Kerr, IV, Trustee                     12,000            --0--            --0--             29,000
Douglas F. Kridler, Trustee                     12,000            --0--            --0--             29,250
Dimon R. McFerson, Trustee(3)                    --0--            --0--            --0--              --0--
Arden L. Shisler, Trustee(4)                     9,500            --0--            --0--             26,500
David C. Wetmore, Trustee                       12,000            --0--            --0--             29,250

--------------------

(1) The Fund Complex includes three trusts comprised of 70 investment company funds or series.
(2) Mr. Allen, Ms. Cholmondeley, Mr. Gasper, Ms. Hennigar and Mr. Hondros were elected as Trustees on July 26, 2000.
(3)  Mr. McFerson resigned effective January 1, 2001.
(4)  Mr. Shisler was elected as Trustee on February 9, 2000.


      Each of the Trustees and officers and their families are eligible to purchase Class D shares of the Funds which offer such Class and generally charge a front-end sales charge, at net asset value without a sales charge.


                                 CODE OF ETHICS

      Federal law requires the Trust, each of its investment advisers and sub-advisers, and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Funds).


                     INVESTMENT ADVISORY AND OTHER SERVICES


TRUST EXPENSES

      The Trust pays the compensation of the Trustees who are not interested persons of Villanova Capital, Inc., or its affiliates, and all expenses (other than those assumed by the applicable adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust's Fund Administration Agreement which includes the expenses of calculating the Funds' net asset values; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust; expenses of calculating the net asset value of shares of the Trust; expenses of shareholders' meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.

INVESTMENT ADVISERS

      Under the applicable Investment Advisory Agreements with the Trust, Villanova Mutual Fund Capital Trust ("VMF") manages the Funds in accordance with the policies and procedures established by the Trustees, except for the Index Feeder Funds which do not have an investment adviser and the following Funds which are advised by an affiliate of VMF as described below:

Villanova Global Asset Management Trust ("VGAMT")

Gartmore Emerging Markets Fund
Gartmore Global Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund(1)
Gartmore International Small Cap Growth Fund(1)
Gartmore Global Small Companies Fund(1)
Gartmore European Growth Fund(1)

(1) These Funds have not yet commenced operations.

Morley Capital Management, Inc. (MCM")

Nationwide Morley Capital Accumulation Fund
Nationwide Morley Enhanced Income Fund

The Index Feeder Funds invest in Series which are advised by FAM.

Except as described below, the investment adviser for each Fund manages the day-to-day investments of the assets of the Funds. For certain Funds, VMF or VGAMT also provide investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the subadvisers, who manage the investment portfolio of a particular Fund. VMF is also authorized to select and place portfolio investments on behalf of the Funds which engage subadvisers; however VMF does not intend to do so at this time.

Currently the following Funds are subadvised;

Gartmore Value Opportunities Fund
Gartmore Emerging Markets Fund
Gartmore Global Leaders Fund
Gartmore International Growth Fund
Gartmore OTC Fund*
Gartmore International Small Cap Growth Fund
Gartmore Global Small Companies Fund*
Gartmore European Growth Fund*
NorthPointe Small Cap Value Fund
Nationwide S&P 500 Index Fund
Nationwide Growth Focus Fund*

* Each of these Funds have not yet commenced operations.

Nationwide Large Cap Growth Fund
Nationwide Small Cap Fund
Nationwide Large Cap Value Fund
Prestige International Fund
Prestige Balanced Fund

Villanova Mutual Fund Capital Trust

      VMF pays the compensation of the officers of the Trust affiliated with VMF and pays a pro rata portion of the compensation and expenses of the Trustees affiliated with Villanova Capital Inc. and its affiliates. VMF also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

      The Investment Advisory Agreement also specifically provides that VMF, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days written notice. The
Agreement further provides that VMF may render similar services to others.

      VMF, a Delaware business trust, is a wholly owned subsidiary of Villanova Capital, Inc., 97% of the common stock of which is held by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

      Prior to September 1, 1999, Nationwide Advisory Services, Inc. ("NAS") served as the investment adviser to the Funds which existed at that time. Effective September 1, 1999, the investment advisory services previously performed for the Funds by NAS were transferred to VMF, an affiliate of NAS and an indirect subsidiary of NFS. After the transfer, there was no change in the fees charged for investment advisory services to each of the Funds.

      For services provided under the Investment Advisory Agreement, VMF receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

              FUND                                         ASSETS                          INVESTMENT ADVISORY FEE
              ----                                         ------                          -----------------------
Gartmore Millennium Growth Fund                  $0 up to $250 million                              1.03%
                                                 $250 million up to $1 billion                      1.00%
                                                 $1 billion up to $2 billion                        0.97%
                                                 $2 billion up to $5 billion                        0.94%
                                                 $5 billion and more                                0.91%

Gartmore Growth Fund and                         $0 up to $250 million                              0.60%
Gartmore Total Return Fund                       $250 million up to $1 billion                      0.575%
                                                 $1 billion up to $2 billion                        0.55%
                                                 $2 billion up to $5 billion                        0.525%
                                                 $5 billion and more                                0.50%

Nationwide Bond Fund,                            $0 up to $250 million                              0.50%
Nationwide Tax-Free Income Fund,                 $250 million up to $1 billion                      0.475%
Nationwide Government Bond                       $1 billion up to $2 billion                        0.45%
Fund, and Nationwide Long-Term                   $2 billion up to $5 billion                        0.425%
U.S. Government Bond Fund                        $5 billion and more                                0.40%

Nationwide Money Market Fund                     $0 up to $1 billion                                0.40%
                                                 $1 billion up to $2 billion                        0.38%
                                                 $2 billion up to $5 billion                        0.36%
                                                 $5 billion and more                                0.34%

Nationwide S&P 500 Index Fund                    $0 up to $1.5 billion                              0.13%
                                                 $1.5 up to $3 billion                              0.12%
                                                 $3 billion and more                                0.11%

Nationwide Large Cap Value Fund                  up to $100 million                                 0.75%
and Prestige Balanced Fund                       $100 million or more                               0.70%

Nationwide Large Cap Growth Fund                 up to $150 million                                 0.80%
                                                 $150 million or more                               0.70%

Nationwide Small Cap Fund                        up to $100 million                                 0.95%
                                                 $100 million or more                               0.80%

Prestige International Fund                      up to $200 million                                 0.85%
                                                 $200 million or more                               0.80%

Gartmore Value Opportunities Fund                $0 up to $250 million                              0.70%
                                                 $250 million up to $1 billion                      0.675%
                                                 $1 billion up to $2 billion                        0.65%
                                                 $2 billion up to $5 billion                        0.625%
                                                 $5 billion and more                                0.60%

Nationwide High Yield Bond Fund                  $0 up to $250 million                              0.55%
                                                 $250 million up to $1 billion                      0.525%
                                                 $1 billion up to $2 billion                        0.50%
                                                 $2 billion up to $5 billion                        0.475%
                                                 $5 billion and more                                0.45%

NorthPointe Small Cap Value Fund                 All assets                                         0.85%

Gartmore Global Technology and                   All assets                                         0.98%
Communications Fund

Gartmore Global Health Sciences                  All assets                                         1.00%
Fund

Nationwide Growth Focus Fund(1)                  $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

Gartmore Growth 20 Fund(2)                       $0 up to $500 million                              0.90%
                                                 $500 million up to $2 billion                      0.80%
                                                 $2 billion and more                                0.75%

Nationwide Investor Destinations:                All assets                                         0.13%
     Aggressive Fund
     Moderately Aggressive Fund
     Moderate Fund
     Moderately Conservative Fund
     Conservative Fund

-----------------------
(1) The investment advisory fee noted is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees.
(2) Similar to the investment advisory fee for the Growth Focus Fund, the advisory fee at each breakpoint for the Gartmore Growth 20 Fund is a base fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the S&P 500 Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher investment advisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

PERFORMANCE FEES - GROWTH FOCUS FUND AND GARTMORE GROWTH 20 FUND

      As described above and in the applicable Fund's prospectus, the Growth Focus Fund and the Gartmore Growth 20 Fund are subject to base investment advisory fees that may be adjusted if the Fund out- or under-performs a stated benchmark over a 36-month period. Set forth below is further information about the advisory fee arrangements of the Fund:

FUND           BENCHMARK        REQUIRED EXCESS     BASE ADVISORY            HIGHEST POSSIBLE     LOWEST POSSIBLE
                                PERFORMANCE         FEE                      ADVISORY FEE AT      ADVISORY FEE AT
                                                                             EACH BREAK POINT     EACH BREAK POINT
Nationwide     Russell 1000     12.0%               0.90% for assets              1.12%                0.68%
Growth         Growth Index                         up to $500 million,
Focus
Fund

                                                    0.80% for assets              0.98%                0.62%
                                                    of $500 million
                                                    and more but less
                                                    than $2 billion,

                                                    0.75% for assets of           0.91%                0.59%
                                                    $2 billion and more

Gartmore       S&P 500 Index    12.0%               0.90% for assets              1.12%                0.68%
Growth 20                                           up to $500 million,
Fund

                                                    0.80% for assets              0.98%                0.62%
                                                    of $500 million
                                                    and more but less
                                                    than $2 billion,

                                                    0.75% for assets of           0.91%                0.59%
                                                    $2 billion and more

      The performance adjustment for each Fund works as follows: If the Fund outperforms its benchmark (the Russell Growth 1000 Index for the Growth Focus Fund and the S&P 500 Index for the Gartmore Growth 20 Fund) by more than 12.0% over a 36 month period, the advisory fees will increase from 0.90% to 1.12% for assets under $500 million. If, however, the Fund underperforms its benchmark by 12.0% over a 36 month period, the advisory fees would go down to 0.68%. In the event that the Fund outperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and VMF will receive the applicable base fee. These performance-based fees will only be charged once a Fund has been in operation for at least one year, will be implemented incrementally over the first three years of the Fund's operations and will comply with all applicable SEC rules.

EXPENSE LIMITATIONS

      In the interest of limiting the expenses of those Funds for whom VMF serves as investment adviser, VMF may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of those Funds. In this regard, VMF has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, VMF has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of each Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.

      VMF may request and receive reimbursement from the Fund for the advisory fees waived or limited and other expenses reimbursed by VMF pursuant to the Expense Limitation Agreement at a later date but no later than five years after a Fund has commenced operations when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million;
(ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by VMF is not permitted.

      VMF has agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit total annual fund operating expenses for certain Funds of the Trust as follows(1):

- Gartmore Millennium Growth Fund to 1.63% for Class A shares, 2.23% for Class B shares, 2.23% for Class C shares and 1.30% for Class D shares

- Nationwide Government Bond Fund to 0.99% for Class A shares, 1.64% for Class B shares, 1.64% for Class C shares and 0.79% for Class D shares

- Nationwide Long-Term U.S. Government Bond Fund to 1.04% for Class A shares, 1.64% for Class B shares and 0.79% for Class D shares(2)

- Nationwide Large Cap Value Fund to 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares and 1.00% for Institutional Service Class shares

- Nationwide Large Cap Growth Fund to 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.05% for Institutional Service Class shares

- Nationwide Small Cap Fund to 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares and 1.20% for Institutional Service Class shares

- Prestige Balanced Fund to 1.10% for Class A shares, 1.85% for Class B shares and 0.95% for Institutional Service Class shares

- Prestige International Fund to 1.30% for Class A shares, 2.05% for Class B shares and 1.25% for Institutional Service Class shares

- Nationwide S&P 500 Index Fund to 0.63% for Class A shares, 1.23% for Class B shares, 0.48% for Institutional Service Class shares, 0.63% for Service Class shares, 0.23% for Institutional Class shares and 0.35% for Local Fund shares

- Gartmore Growth 20 Fund to 1.60% for Class A shares, 2.20% for Class B shares, 2.20% for Class C shares and 1.30% for Institutional Service Class shares

- Gartmore Value Opportunities Fund to 1.35% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.00% for Institutional Service Class shares

- Nationwide High Yield Bond Fund to 0.95% for Class A shares, 1.70% for Class B shares, 1.70% for Class C shares and 0.70% for Institutional Service Class shares

-    NorthPointe Small Cap Value Fund to 1.00% for Institutional Class shares

- Nationwide Growth Focus Fund to 1.53% for Class A shares, 2.13% for Class B shares and 1.20% for Institutional Service Class shares

- Gartmore Global Technology and Communications Fund to 1.73% for Class A shares, 2.33% for Class B shares, 2.33% for Class C shares and 1.40% for Institutional Service Class shares

- Gartmore Global Health Sciences Fund to 1.75% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.25% for Institutional Service Class shares

- Each of the Investor Destinations Funds to 0.71% for Class A shares, 1.31% for Class B shares, 1.31% for Class C shares and 0.61% for Institutional Service Class shares

-----------------------

(1) These expense limits are in effect through February 28, 2002, with the exception of the Prestige Balanced Fund and the Prestige International Fund which may be eliminated at any time.

(2) This is a voluntary expense limitation not covered by an Expense Limitation Agreement.

      During the fiscal years ended October 31, 2000, 1999 and 1998, VMF/NAS(1) received the following fees for investment advisory services(2):

                                                                   YEAR ENDED OCTOBER 31,
          FUND                                   2000                      1999                      1998
          ----                                   ----                      ----                      ----
Gartmore Millennium Growth Fund                  220,429               $    66,283               $    61,706
Gartmore Growth Fund                           5,734,593                 5,873,926                 4,894,110
Gartmore Total Return Fund                    12,807,691                13,888,390                 9,977,231
Nationwide Bond Fund                             600,602                   674,918                   647,809
Nationwide Tax-Free Income Fund                1,093,502                 1,263,813                 1,505,626
Nationwide Government Bond Fund(3)               530,376                   314,314                   266,473
Nationwide Long-Term U.S.                        167,881                   198,048                   254,928
   Government Bond Fund(3)
Nationwide Money Market Fund                   5,651,029                 4,709,925(4)              3,857,898(4)
Nationwide S&P 500 Index Fund                    275,692                    79,372                     7,315(5)
Nationwide Large Cap Value Fund                  221,990                    62,525(6)                     --
Nationwide Large Cap Growth Fund                 391,962                    89,668(6)                     --
Nationwide Small Cap Fund                        247,305                    64,998(6)                     --
Prestige Balanced Fund                            69,054                    48,069(6)                     --
Prestige International Fund                      137,111                    45,208(6)                     --
Gartmore Value Opportunities Fund                 20,249(7)                     --                        --
Nationwide High Yield Bond Fund                  443,174(7)                     --                        --

Gartmore Growth 20 Fund                            5,731(8)                     --                        --
Gartmore Global Technology                         5,731(8)                     --                        --
   and Communications Fund
NorthPointe Small Cap Value Fund                  56,914(9)                     --                        --
Nationwide Investor Destinations
   Aggressive Fund                                   150(10)                    --                        --
Nationwide Investor Destinations
   Moderately Aggressive Fund                        129(10)                    --                        --
Nationwide Investor Destinations
   Moderate Fund                                      74(10)                    --                        --
Nationwide Investor Destinations
   Moderately Conservative Fund                      215(10)                    --                        --
Nationwide Investor Destinations
   Conservative Fund                                  57(10)                    --                        --

-----------------------

(1) Prior to September 1, 1999, all investment advisory fees were paid to NAS. After September 1, 1999, these fees were paid to VMF.
(2) As of May 9, 1998, the Gartmore Millennium Growth Fund (formerly the Nationwide Mid Cap Growth Fund), Growth, Gartmore Total Return (formerly the Nationwide Fund), Bond, Tax-Free Income, Long Term U.S. Government Bond, Government Bond (formerly the Nationwide Intermediate U.S. Government Bond Fund) and Money Market Funds acquired all of the assets of one or more series of Nationwide Investing Foundation, Nationwide Investing Foundation II and Financial Horizons Investment Trust (collectively, the "Acquired Funds"), in exchange for the assumption of the stated liabilities of the Acquired Funds and a number of full and fractional Class D shares of the applicable Fund (the Money Market Fund issued shares without class designation) having an aggregate net asset value equal to the net assets of the Acquired Funds as applicable (the "Reorganization").
(3) The Board of Trustees has approved holding a shareholder meeting for the Nationwide Long-Term U.S. Government Bond Fund and the Nationwide Government Bond Fund on March 9, 2001. At that meeting, shareholders will be asked to approve the reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Nationwide Government Bond Fund. The latter was formerly known as the Nationwide Intermediate U.S. Government Bond Fund. If approved, the reorganization will occur as soon as practicable.
(4) Net of waivers prior to the Reorganization of $221,174 for the fiscal year ended October 31, 1998.
(5) The Fund commenced operations July 24, 1998. All such fees were waived by NAS.
(6)  The Fund commenced operations November 2, 1998.
(7)  The Fund commenced operations December 29, 1999.
(8)  The Fund commenced operations June 30, 2000.
(9)  The Fund commenced operations June 29, 2000.
(10) The Fund commenced operations March 31, 2000.

         The other funds of the Trust for which VMF serves as investment adviser had not yet begun operations as of October 31, 2000.

      The Subadvisers for certain of the Funds are as follows:

SUBADVISER
----------
Nationwide Large Cap Value             NorthPointe Capital LLC ("NorthPointe")
Nationwide Large Cap Growth            Goldman Sachs Asset Management ("GSAM")
Prestige Balanced                      J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
Nationwide Small Cap                   INVESCO, Inc. ("INVESCO")
Prestige International                 Lazard Asset Management ("Lazard")
Nationwide S&P 500 Index               Fund Asset Management L.P. ("FAM")
Gartmore Value Opportunities           NorthPointe
NorthPointe Small Cap Value            NorthPointe
Nationwide Growth Focus                Turner Investment Partners, Inc. ("Turner")

      NorthPointe Capital, LLC is a majority-owned subsidiary of Villanova Capital, Inc. which is also the parent of VMF. NorthPointe is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, M.I. 48084 and was formed in 1999.

      Prior to March 1, 2001, Brinson Partners, Inc. ("Brinson") subadvised the Nationwide Large Cap Value Fund. Brinson, a Delaware corporation and an investment management firm, is an indirect wholly-owned subsidiary of UBS AG, an internationally diversified organization headquartered in Zurich, Switzerland, with operations in many aspects of the financial services industry.

      GSAM is a unit of the Investment Management Division of Goldman Sachs & Co., an investment banking firm whose headquarters are in New York, New York.

      J.P. Morgan is a directly wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. J.P. Morgan offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients.

      INVESCO is part of a global investment organization, AMVESCAP plc. AMVESCAP plc is a publicly-traded holding company that, through its subsidiaries, engages in the business of investment management on an international basis.

      Lazard is a New York based division of Lazard Freres & Co. LLC, a limited liability company registered as an investment adviser and providing investment management services to client discretionary accounts.

      FAM, P.O. Box 9011, Princeton, New Jersey 08543-9011, is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Prior to December 29, 1999, The Dreyfus Corporation ("Dreyfus") served as subadviser for the S&P 500 Index Fund. Dreyfus, 200 Park Avenue, New York, N.Y. 10166, which was formed in 1947, is registered under the Investment Advisers Act of 1940. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

      Turner was founded in 1990 and is located at 1235 West Lakes Drive, Berwyn, Pennsylvania 19312. It is a registered investment adviser to other investment companies, as well as separate investment portfolios. As of March 1, 2001, the Growth Focus Fund had not commenced operations.

Subject to the supervision of the VMF and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund's investment objectives and policies. Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities. For the investment management services they provide to the Funds, the Subadvisers receive annual fees from VMF, calculated at an annual rate based on the average daily net assets of the Funds, in the following amounts:

          FUND                                      ASSETS                               FEE
          ----                                      ------                               ---
Nationwide Large Cap Value                   up to $100 million                         0.35%
Prestige Balanced Fund                       $100 million or more                       0.30%

Nationwide Large Cap Growth                  up to $150 million                         0.40%
                                             $150 million or more                       0.30%

Nationwide Small Cap                         up to $100 million                         0.55%
                                             $100 million or more                       0.40%

Nationwide S&P 500 Index                     up to $200 million                         0.05%
                                             next $800 million                          0.03%
                                             $1 billion or more                         0.02%

Prestige International                       up to $200 million                         0.45%
                                             $200 million or more                       0.40%

Gartmore Value Opportunities                 $0 up to $250 million                      0.70%
                                             $250 million up to $1 billion              0.675%
                                             $1 billion up to $2 billion                0.65%
                                             $2 billion up to $5 billion                0.625%
                                             $5 billion and more                        0.60%

NorthPointe Small Cap Value                  All assets                                 0.85%

Nationwide Growth Focus(1)                   $0 up to $500 million                      0.55%
                                             $500 million up to $2 billion              0.45%
                                             $2 billion and more                        0.40%

---------------------

(1) The subadvisory fee at each breakpoint is a base subadvisory fee and actual fees may be higher or lower depending on the Fund's performance relative to its benchmark, the Russell 1000 Growth Index. If the Fund outperforms its benchmark by a set amount, the Fund will pay higher subadvisory fees. Conversely, if the Fund underperforms its benchmark by a set amount, the Fund will pay lower fees. For a further description of the fee, see below.

      The following table sets forth the amount NAS/VMF(1) paid to the Subadvisers for the fiscal periods ended October 31, 2000, 1999 and 1998:


FUND                                                   YEAR ENDED OCTOBER 31,
                                           2000               1999              1998
Nationwide Large Cap Value Fund             $103,595          $29,182(2)           -
Nationwide Large Cap Growth Fund             195,981           44,853(2)           -
Prestige Balanced Fund                        32,225           22,437(2)           -
Nationwide Small Cap Fund                    143,176           37,636(2)           -
Prestige International Growth                 72,588           23,934(2)           -
Nationwide S&P 500 Index Fund                111,951(3)        36,609            $3,939(4)
Gartmore Value Opportunities Fund             20,249(5)          -                 -
NorthPointe Small Cap Value Fund              56,914(6)
Turner Growth Focus Fund                           0(7)          -                 -


-----------------------

(1) Prior to September 1, 1999, NAS was responsible for paying all subadvisory fees. After September 1, 1999, VMF assumed that responsibility.
(2) The Nationwide Large Cap Value, Nationwide Large Cap Growth, Nationwide Small Cap, Prestige Balanced and Prestige International Funds commenced operations November 2, 1998.
(3) Subadvisory fees include fees paid to Dreyfus under a different fee schedule prior to December 29, 1999, and fees paid to FAM beginning December 29, 1999.
(4) The Nationwide S&P 500 Index Fund commenced operations July 24, 1998. During the period from July 24, 1998 (date of commencement of operations) through October 31, 1998, NAS paid $3,939 in subadvisory fees to Dreyfus with respect to the Nationwide S&P 500 Index Fund.
(5)  The Gartmore Value Opportunities commenced operations December 29, 1999.
(6)  The NorthPointe Small Cap Value Fund commenced operations June 29, 2000.
(7) The Nationwide Growth Focus Fund has not yet commenced operations as of the date of this Statement of Additional Information.


      VMF and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows VMF to hire, replace or terminate subadvisers without the approval of shareholders; the order also allows VMF to revise a subadvisory agreement without shareholder approval. If a new subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or VMF. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

      VMF provides to the Funds investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadviser. VMF has responsibility for communicating performance expectations and evaluations to the Subadviser and ultimately recommending to the Trust's Board of Trustees whether the Subadviser's contract should be renewed, modified or terminated; however, VMF does not expect to recommend frequent changes of subadvisers. VMF will regularly provide written reports to the Trust's Board of Trustees regarding the results of its evaluation and monitoring functions. Although VMF will monitor the performance of the Subadvisers, there is no certainty that the Subadviser or the Fund will obtain favorable results at any given time.

SUBADVISER PERFORMANCE FEE - GROWTH FOCUS FUND

      Turner is the subadviser for the Growth Focus Fund. Like the investment adviser for the Fund, Turner receives a base subadvisory fee for the services it provides the Fund that may be adjusted if a Fund out- or under-performs a stated benchmark. The subadvisory arrangement works in much the same way as the advisory fee (described above under the "Performance Fee" Section) and is set forth below:

FUND             BENCHMARK          REQUIRED EXCESS     BASE ADVISORY         HIGHEST POSSIBLE      LOWEST POSSIBLE
                                    PERFORMANCE         FEE                   ADVISORY FEE AT       ADVISORY FEE AT
                                                                              EACH BREAK POINT      EACH BREAK POINT
Nationwide       Russell 1000            12.0%          0.55% for assets           0.77%                 0.33%
Growth Focus     Growth Index                           up to $500
                                                        million,

                                                        0.45% for assets           0.63%                 0.27%
                                                        of $500 million
                                                        and more but less
                                                        than $2 billion,

                                                        0.40% for assets
                                                        of $2 billion and          0.56%                 0.24%
                                                        more

      In the event that the Fund underperforms or underperforms its benchmark by less than 12% over a 36 month period, no adjustment will take place and Turner will receive the applicable base fee. These performance-based fees will be paid from the investment advisory fees received by VMF and will be subject to the same conditions.

MORLEY CAPITAL MANAGEMENT, INC.

      Under the terms of the Trust's investment advisory agreement with Morley Capital Management, Inc. ("MCM") (the "Morley Funds Advisory Agreement"), MCM currently manages the Nationwide Morley Capital Accumulation Fund and the Nationwide Morley Enhanced Income Fund, two funds of the Trust (the "Morley Funds"), subject to the supervision and direction of the Board of Trustees. Prior to March 5, 2001, the investment advisory services being performed for the Morley Funds were provided by Union Bond & Trust Company ("UBT"), a corporate affiliate of UBT. MCM will: (i) act in strict conformity with the Declaration of Trust and the 1940 Act , as the same may from time to time be amended; (ii) manage the Morley Funds in accordance with the Funds' investment objectives, restrictions and policies; (iii) make investment decisions for the Morley Funds; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Morley Funds. Under the terms of the Morley Funds Advisory Agreement, MCM pays the Morley Funds' pro rata share of the compensation of the Trustees who are interested persons of the Trust.. MCM also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Morley Funds and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Morley Funds.

      The Morley Funds Advisory Agreement also specifically provides that MCM, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Funds, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Morley Funds Advisory Agreement continues in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods as to each Morley Fund provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of that Fund, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Morley Funds Advisory Agreement terminates automatically in the event of its "assignment", as defined under the 1940 Act. It may be terminated as to a Morley Fund without penalty by vote of a majority of the outstanding voting securities of the Fund, or by either party, on not less than 60 days written notice. The Morley Funds Advisory Agreement further provides that UBT may render similar services to others.

      For the fiscal year ended October 31, 2000, the Nationwide Morley Capital Accumulation incurred investment advisory fees in the amount of $48,755 and the Nationwide Morley Enhanced Income Fund incurred investment advisory fees in the amount of $33,541 (the Morley Enhanced Income Fund began operations December 29,
1999). The Nationwide Morley Capital Accumulation Fund commenced operations February 1, 1999 and, for the fiscal period ended October 31, 1999, incurred investment advisory fees in the amount of $14,495 of which $4,141 was waived by UBT. MCM has informed the Morley Funds that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Morley Funds, MCM will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Funds is a customer of MCM, its parent or its affiliates and, in dealing with its customers, MCM, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by MCM or any such affiliate.

      MCM was organized in 1983 as an Oregon corporation and is a registered investment adviser. It focuses its investment management business on providing stable value fixed income management services, primarily to retirement plans. MCM is a wholly-owned subsidiary of Morley Financial Services ("MFS"). MFS, an Oregon corporation, is a wholly owned subsidiary of Villanova Capital, Inc.

      UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992. UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets. MFS also owns 100% of the issued and outstanding voting securities of UBT.

      Subject to each Morley Fund's Expense Limitation Agreement as described below the Trust pays the compensation of the Trustees who are not interested persons of the Trust and all expenses (other than those assumed by MCM) , including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees under the Trust's Fund Administration Agreement; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

      As compensation for investment advisory services, the Morley Capital Accumulation Fund is obligated to pay MCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. MCM has agreed voluntarily to waive 0.10% of that fee until further written notice to shareholders. In addition, in the interest of limiting the expenses of the Fund, MCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, MCM has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets) to no more than 0.95% for Service Shares, 0.55% for Institutional Class Shares and 0.95% for IRA Shares of the Fund. Reimbursement by the Nationwide Morley Capital Accumulation Fund of the advisory fees waived or limited and other expenses reimbursed by MCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT or MCM is not permitted.

      As compensation for investment advisory services to the Nationwide Morley Enhanced Income Fund, such Fund is obligated to pay MCM a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. In the interest of limiting the expenses of the Fund, MCM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, MCM has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees and Administrative Service Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund to 0.90% for Class A, 0.70% for Institutional Service Class and 0.45% for Institutional Class shares. Reimbursement by the Nationwide Morley Enhanced Income Fund of the advisory fees waived or limited and other expenses reimbursed by MCM pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT or MCM is not permitted.

THE INDEX FUNDS

      Each Index Feeder Fund invests all of its assets in shares of the corresponding Series of the Quantitative Master Series Trust. Accordingly, the Index Feeder Funds do not invest directly in portfolio securities and do not require investment advisory services. All portfolio management occurs at the level of the Quantitative Master Series Trust. Quantitative Master Series Trust has entered into a management agreement ("Management Agreement") with FAM. However, Villanova SA Capital Trust ("VSA") provides administrative services to the Index Feeder Funds and monitors the series of the Quantitative Master Series Trust.

      FAM provides the Quantitative Master Series Trust with investment advisory and management services. Subject to the supervision of the Board of Trustees of the Quantitative Master Series Trust, FAM is responsible for the actual management of each Series' portfolio and constantly reviews the Series' holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Series.

      Securities held by the Series of the Quantitative Master Series Trust may also be held by, or be appropriate investments for, other funds or investment advisory clients for which FAM or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by FAM for the Series or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold there may be an adverse effect on price.

      As discussed in the Prospectus for the Index Funds, FAM receives for its services to the Series monthly compensation at the annual rates of the average daily net assets of each Series as follows:

NAME OF SERIES                                                  MANAGEMENT FEE
--------------                                                  --------------
Master Small Cap Index Series .............................         0.08%
Master Mid Cap Index Series ...............................         0.01%
Master Aggregate Bond Index Series ........................         0.01%
Master International (Capitalization Weighted) Index Series         0.01%

      The table below sets forth information about the total investment advisory fees paid by the Series(1) to FAM, and any amount voluntarily waived by FAM.

                                                                                           MASTER
                              SMALL CAP        AGGREGATE BOND          MID CAP          INTERNATIONAL
                             INDEX SERIES       INDEX SERIES        INDEX SERIES        INDEX SERIES
                             ------------       ------------        ------------        ------------
DECEMBER 31, 2000
Contractual amount            $ 15,024            $ 28,804            $    744            $  1,201
Amount waived (if               15,024                  --                 744               1,201
applicable)
DECEMBER 31, 1999
Contractual amount              46,744             185,365                   3                   6
Amount waived (if               23,839                  --                   3                   6
applicable)
DECEMBER 31, 1998
Contractual amount              61,476             238,378                                 142,489
Amount waived (if               61,476               2,537                                  87,182
applicable)

----------------

(1) The Master Mid Cap Index Series and Master International Index Series commenced operations on December 30, 1999.

      The Management Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of Quantitative Master Series Trust connected with investment and economic research, trading and investment management of the Quantitative Master Series Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Series pays all other expenses incurred in the operation of the Series (except to the extent paid by FAM Distributors, Inc.), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, copies of the registration statements, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by Quantitative Master Series Trust or the Series. FAM Distributor's, Inc. will pay certain of the expenses of the Quantitative Master Series Trust incurred in connection with the offering of its shares of beneficial interest of each of the Series.

      FAM is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of FAM as defined under the 1940 Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

      Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year with respect to each Series if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Series and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Series.

      VSA will reimburse expenses in order to limit total annual Fund operating expenses as follows(1):

     - Nationwide Small Cap Index Fund to 0.79% for Class A shares, 1.39% for Class B shares and 0.29% for Institutional Class shares

     - Nationwide Mid Cap Market Index Fund to 0.81% for Class A shares, 1.41% for Class B shares and 0.31% for Institutional Class shares

     - Nationwide International Index Fund to 0.86% for Class A shares, 1.46% for Class B shares and 0.36% for Institutional Class shares

     - Nationwide Bond Index Fund to 0.81% for Class A shares, 1.41% for Class B shares and 0.31% for Institutional Class shares

------------
(1) The expense limits are in effect through February 28, 2002.

VILLANOVA GLOBAL ASSET MANAGEMENT TRUST

      Villanova Global Asset Management Trust ("VGAMT") oversees the management of the Gartmore Emerging Markets, Gartmore International Growth, Gartmore Global Leaders, Gartmore European Growth, Gartmore Global Small Companies, Gartmore OTC and Gartmore International Small Cap Growth Funds (collectively, the "Gartmore Funds") pursuant to an Investment Advisory Agreement with the Trust. Pursuant to the Investment Advisory Agreement, VGAMT either provides portfolio management for the Gartmore Funds directly or hires and monitors subadvisers who are responsible for daily portfolio management. VGAMT pays the compensation of the Trustees affiliated with VGAMT. The officers of the Trust receive no compensation from the Trust. VGAMT pays all expenses it incurs in providing service under the Investment Advisory Agreement, other than the cost of investments.

      The Investment Advisory Agreement also provides that VGAMT shall not be liable for any act or omission in providing advisory services, or for any loss arising out of any investment, unless it has acted with willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement. After an initial two-year period, the Investment Advisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. The Investment Advisory Agreement terminates automatically if it is assigned and it may be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      VGAMT, a Delaware business trust, is a wholly owned subsidiary of Nationwide Global Holdings, Inc. ("NGH"), a holding company. Nationwide Corporation owns 100% of the common stock of NGH and as such may control NGH. As stated previously, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company together own all of the common stock of Nationwide Corporation.

      Subject to the supervision of VGAMT and the Trustees, the subadviser manages a Fund's assets in accordance with such Fund's investment objective and policies. Each subadviser shall make investment decisions for such Fund, and in connection with such investment decisions, shall place purchase and sell orders for securities.

      Each subadviser selected by VGAMT provides investment advisory services to one or more Funds pursuant to a Subadvisory Agreement. Each of the Subadvisory Agreements specifically provides that the subadviser shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. After an initial two-year period, each Subadvisory Agreement must be approved each year by the Trust's board of trustees or by shareholders in order to continue. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on not less than 60 days written notice.

      For services provided under the Investment Advisory Agreement, VGAMT receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

FUND                                                 FEE
----                                                 ---
Gartmore Emerging Markets Fund and                   1.15% of the Fund's average daily
Gartmore Global Small Companies Fund                 net assets

Gartmore International Growth Fund,                  1.00% of the Fund's average daily
Gartmore Global Leaders Fund,                        net assets
Gartmore European Growth Fund,
Gartmore OTC Fund

Gartmore International Small Cap Growth Fund         1.10% of the Fund's average daily
                                                     net assets

      Like VMF, VGAMT has agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual Fund operating expenses for certain Funds of the Trust as follows(1):

- Gartmore Emerging Markets Fund to 2.15% for Class A shares, 2.75% for Class B shares, 2.75% for Class C shares and 1.82% for Institutional Service Class shares

- Gartmore International Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares and 1.52% for Institutional Service Class shares

- Gartmore Global Leaders Fund to 1.75% for Class A shares, 2.35% for Class B shares, 2.35% for Class C shares and 1.42% for Institutional Service Class shares

- Gartmore European Growth Fund to 1.80% for Class A shares, 2.40% for Class B shares and 1.47% for Institutional Service Class shares

- Gartmore Global Small Companies Fund to 2.15% for Class A shares, 2.75% for Class B shares and 1.82% for Institutional Service Class shares

- Gartmore OTC Fund to 1.80% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares, 1.47% for Institutional Service Class shares and 1.32% for Institutional Class shares

- Gartmore International Small Cap Growth Fund to 1.85% for Class A shares, 2.45% for Class B shares, 2.45% for Class C shares, 1.52% for Institutional Service Class shares and 1.37% for Institutional Class shares

-----------------------

(1)  The expense limits are in effect through February 28, 2002.

      During the fiscal period ended October 31, 2000, VGAMT received the following fees for investment advisory services:

                                                      PERIOD ENDED OCTOBER 31,
          FUND                                                  2000
          ----                                                  ----
Gartmore Emerging Markets Fund(1)                             $ 8,441
Gartmore Global Leaders Fund(1)                                 7,813
Gartmore International Growth Fund(1)                          15,417

-----------------------

(1)  The Fund commenced operations August 30, 2000.

         The other funds of the Trust for which VGAMT serves as investment adviser had not yet begun operations as of October 31, 2000.

      VGAMT has selected Gartmore Global Partners ("Gartmore") to be the subadviser to each of the Gartmore Funds. For the services it provides, Gartmore receives the following fees from VGAMT:

Gartmore Emerging Markets Fund and                   0.575% of the Fund's average daily
Gartmore Global Small Companies Fund                 net assets

Gartmore International Growth Fund,                  0.50% of the Fund's average daily
Gartmore Global Leaders Fund,                        net assets
Gartmore European Growth Fund and
Gartmore OTC Fund

Gartmore International Small Cap Growth Fund         0.55% of the Fund's average daily
                                                     net assets

      These fees are calculated at an annual rate based on each Fund's average daily net assets.

      Gartmore is a global asset manager dedicated to servicing the needs of U.S. based investors. Gartmore was formed in 1995 as a registered investment adviser and manages over $1 billion in assets.

      VGAMT paid to Gartmore subadvisory fees in amount of $31,671 for the fiscal period ended October 31, 2000.

      During the fiscal period ended October 31, 2000, Gartmore received the following fees for subadvisory services:

                                          PERIOD ENDED OCTOBER 31,
     FUND                                           2000
     ----                                           ----
Gartmore Emerging Markets(1)                       $ 8,441
Gartmore Global Leaders Fund(1)                      7,813
Gartmore International Growth Fund(1)               15,417

-----------------------
(1)  The Fund commenced operations August 30, 2000.

     The other funds of the Trust for which Gartmore serves as subadviser had not yet begun operations as of October 31, 2000.

DISTRIBUTOR

      NAS currently serves as underwriter for each of the Funds in the continuous distribution of its shares pursuant to a Underwriting Agreement dated as of May 9, 1998, as amended as of December 29, 1999 (the "Underwriting Agreement"). Unless otherwise terminated, the Underwriting Agreement will continue from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.


         It is anticipated that on or before October 1, 2001, Villanova Distribution Services, Inc. ("VDSI") will become the Trust's underwriter and will provide all distribution services for the Trust currently performed by NAS. VDSI, located at 1200 River Road, Conshohocken, PA 19428, is a wholly-owned subsidiary of Villanova Capital.


      In its capacity as Distributor, NAS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. NAS receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge, if any, imposed upon sales of Shares of each of the Funds.

      During the fiscal years ended October 31, 2000, 1999 and 1998, NAS received the following commissions from the sale of shares of the Funds(1):

                                                                       YEAR ENDED OCTOBER 31,
          FUNDS                                            2000                1999                1998
          -----                                            ----                ----                ----
Gartmore Millennium Growth Fund(1)                      $  214,573              43,017          $   20,296
Gartmore Growth Fund(1)                                    505,403             707,023           1,058,927
Gartmore Total Return Fund(1)                            1,145,479           2,685,806           3,502,971
Nationwide Bond Fund(1)                                     63,687             118,837             112,368
Nationwide Tax-Free Income Fund                            102,317             215,544              87,774
Nationwide Government Fund(2)                               16,156              64,776              25,366
Nationwide Long-Term U.S.                                   14,998              78,652               7,157
   Government Bond Fund(1)(2)
Nationwide S&P 500 Index Fund(3)                             9,492                 N/A                 N/A
Nationwide Large Cap Value Fund(4)                          11,974               8,892                  --
Nationwide Large Cap Growth Fund(4)                         76,645              25,927                  --
Nationwide Small Cap Fund(4)                                23,970               6,175                  --
Prestige International Fund(4)                               5,089               1,195                  --

Prestige Balanced Fund(4)                                   11,600              17,306                  --
Nationwide Morley Capital Accumulation Fund(5)                 N/A                  --                  --
Gartmore Value Opportunities Fund(6)                        21,410                  --                  --
Nationwide Morley Enhanced Income Fund(6)                    5,445                  --                  --
Nationwide High Yield Bond(6)                                3,532                  --                  --
Nationwide Investor Destinations
  Aggressive Fund(7)                                            --                  --                  --
Nationwide Investor Destinations
  Moderately Aggressive Fund(7)                                 --                  --                  --
Nationwide Investor Destinations
  Moderate Fund(7)                                              --                  --                  --
Nationwide Investor Destinations
  Moderately Conservative Fund(7)                               --                  --                  --
Nationwide Investor Destinations
  Conservative Fund(7)                                          --                  --                  --
Nationwide Small Cap Index Fund(8)                              --                  --                  --
Nationwide Mid Cap Market Index Fund(8)                         --                  --                  --
Nationwide International Index Fund(8)                       1,902                  --                  --
Nationwide Bond Index Fund(8)                                   --                  --                  --
Gartmore Growth 20 Fund(9)                                   5,762                  --                  --
Gartmore Global Technology and
  Communications Fund(9)                                    19,513                  --                  --
Gartmore Emerging Markets Fund(10)                              17                  --                  --
Gartmore International Growth Fund(10)                          14                  --                  --
Gartmore Global Leaders Fund(10)                                --                  --                  --
NorthPointe Small Cap Value Fund(11)                            --                  --                  --

-----------------------

(1) This information includes commissions from the sale of shares of the Acquired Funds prior to the Reorganization for 1998.
(2) The Board of Trustees has approved holding a shareholder meeting for the Nationwide Long-Term U.S. Government Bond Fund on March 9, 2001. At that meeting, shareholders will be asked to approved the reorganization of the Nationwide Long-Term U.S. Government Bond Fund with and into the Nationwide Government Bond Fund. The latter was formerly known as the Nationwide Intermediate U.S. Government Bond Fund. If approved, the reorganization will occur as soon as practicable.
(3)  Sales for each Fund to the public commenced July 24, 1998.
(4)  The Fund commenced operations on November 2, 1998.
(5)  The Fund commenced operations on February 1, 1999.
(6)  The Fund commenced operations on December 29, 1999.
(7)  The Fund commenced operations on March 31, 1999.
(8) The Fund commenced operations on December 29, 1999. Class B shares of the Small Cap Index, Mid Cap Market Index, and Bond Index Funds had not been offered to the public as of October 31, 2000.
(9)  The Fund commenced operations on June 30, 2000.
(10) The Fund commenced operations on August 30, 2000.
(11) The Fund commenced operations on June 29, 2000.

         The other Funds of the Trust for which NAS serves as underwriter had not yet begun operations as of October 31, 2000.

      NAS also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares. During the fiscal years ended October 31, 2000, 1999 and 1998, NAS received the following amounts(1):

                                                             YEAR ENDED OCTOBER 31,
          FUNDS                                      2000             1999             1998
          -----                                      ----             ----             ----
Gartmore Millennium Growth Fund                     29,934          $ 1,160              $--
Gartmore Growth Fund                               107,445           17,650               --
Gartmore Total Return Fund                         445,655           85,844              254
Nationwide Bond Fund                                19,420            5,307            6,107
Nationwide Tax-Free Income Fund(1)                  54,421           15,816              111
Nationwide Government Bond Fund                      7,510            2,553               --
Nationwide Long-Term U.S.                           13,837            4,279               --
   Government Bond Fund
Nationwide S&P 500 Index Fund(2)                     9,915               --               --
Nationwide Large Cap Value Fund(3)                   7,095               --               --
Nationwide Large Cap Growth Fund(3)                 64,036              306               --
Nationwide Small Cap Fund(3)                        13,483                5               --
Prestige International Fund(3)                       4,891               --               --
Prestige Balanced Fund(3)                            6,513               --               --
Morley Capital Accumulation Fund(4)                    N/A               --               --
Gartmore Value Opportunities Fund(5)                 2,572               --               --
Nationwide Morley Enhanced Income Fund(5)              N/A               --               --
Nationwide High Yield Bond Fund(5)                     341               --               --
Nationwide Investor Destinations
  Aggressive Fund(6)                                    --               --               --
Nationwide Investor Destinations
  Moderately Aggressive Fund(6)                         --               --               --
Nationwide Investor Destinations
  Moderate Fund(6)                                      --               --               --
Nationwide Investor Destinations
  Moderately Conservative Fund(6)                       --               --               --
Nationwide Investor Destinations
  Conservative Fund(6)                                  --               --               --
Nationwide Small Cap Index Fund(7)                      --               --               --
Nationwide Mid Cap Market Index Fund(7)                 --               --               --
Nationwide International Index Fund(7)                 666               --               --
Nationwide Bond Index Fund(7)                           --               --               --
Gartmore Growth 20 Fund(8)                              --               --               --
Gartmore Global Technology and
  Communications Fund(8)                                --               --               --
Gartmore Emerging Markets Fund(9)                       --               --               --
Gartmore International Growth Fund(9)                   --               --               --
Gartmore Global Leaders Fund(9)                         --               --               --
NorthPointe Small Cap Value Fund(10)                    --               --               --

-----------------------

(1) This information includes commissions from the redemption of shares of the Acquired Funds prior to the Reorganization for 1998.

(2)  Sales to the public commenced July 24, 1998.
(3)  The Fund commenced operations on November 2, 1998.
(4)  Sales to the public commenced February 1, 1999.
(5)  The Fund commenced operations December 29, 1999.
(6)  The Fund commenced operations March 31, 2000.
(7) The Fund commenced operations December 29, 1999. Class B shares of the Small Cap Index, Mid Cap Market Index, and Bond Index Funds had not been offered to the public as of October 31, 2000.
(8)  The Fund commenced operations on June 30, 2000.
(9)  The Fund commenced operations on August 30, 2000.
(10) The Fund commenced operations on June 29, 2000.

     From such fees, NAS retained $3,506,995, $1,455,245 and $1,048,391 for
2000, 1999 and 1998, respectively, after reallowances to dealer. NAS reallows to dealers 5.25% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge and 4.00% of sales charges on Class A shares of the Funds which have a maximum front-end sales charge of 4.50%, 4.00% on Class
B shares of the Funds, 1.00% of sales charges of Class C shares of the Funds, 4.00% on Class D shares of the Funds.

DISTRIBUTION PLAN

      The Funds have adopted a Distribution Plan (the "Plan") under Rule 12b-1 of the 1940 Act. The Plan permits the Funds to compensate NAS, as the Funds' Distributor, for expenses associated with the distribution of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay NAS an annual fee in an amount that will not exceed the following amounts:

-    0.25% of the average daily net assets of Class A shares of each Fund and

- 0.25% of the Service Class Shares and IRA Class shares of the Nationwide Morley Capital Accumulation Fund;

- 0.25% of the average daily net assets of Service Class Shares of the Investor Destinations Funds;

- 1.00% of the average daily net assets of Class B and Class C shares for each of the Funds other than the Nationwide Bond, Nationwide Government Bond, Nationwide Long-Term U.S. Government Bond and Nationwide Tax-Free Funds;

- 0.85% of the average daily net assets of the Class B and Class C shares of the Nationwide Bond, Nationwide Government Bond, Nationwide Long-Term U.S. Government Bond and Nationwide Tax-Free Funds;

- 0.15% of the average daily net assets of Service Class shares of the Money Market and S&P 500 Index Funds; and

-    0.07% of the average daily net assets of the Local Fund shares.

      Distribution expenses paid by NAS may include the costs of marketing, printing and mailing prospectuses and sales literature to prospective investors, advertising, and compensation to sales personnel and broker-dealers as well as payments to broker-dealers for shareholder services.

      During the fiscal year ended October 31, 2000, NAS received the following distribution fees under the Plan(1):

                                                                                                            LOCAL
                                                                                            SERVICE          FUND
          FUNDS                                 CLASS A         CLASS B      CLASS C         CLASS          SHARES
          -----                                 -------         -------      -------         -----          ------
Gartmore Millennium Growth Fund                $ 16,261        $ 28,144        N/A             N/A             N/A
Gartmore Growth Fund                             23,468          79,338        N/A             N/A             N/A
Gartmore Total Return Fund                      140,774         465,406        N/A             N/A             N/A
Nationwide Bond Fund                              8,280          14,717        N/A             N/A             N/A
Nationwide Tax-Free Income Fund                   6,309          33,603        N/A             N/A             N/A
Nationwide Government Bond Fund                 132,682           9,570        N/A             N/A             N/A
Nationwide Long-Term U.S.                         7,206          15,141        N/A             N/A             N/A
   Government Bond Fund
Nationwide Money Market Fund                        N/A             N/A        N/A        $166,277             N/A
Nationwide S&P 500 Index Fund                     2,237           3,628        N/A         205,724        $ 14,190
Nationwide Large Cap Value Fund                  70,122           3,085        N/A             N/A             N/A
Nationwide Large Cap Growth Fund                 94,012          28,009        N/A             N/A             N/A
Nationwide Small Cap Fund                        55,500           5,242        N/A             N/A             N/A
Prestige International Fund                      37,409           1,562        N/A             N/A             N/A
Prestige Balanced Fund                            7,896          23,006        N/A             N/A             N/A
Gartmore Value Opportunities Fund                 2,373           4,162        N/A             N/A             N/A
Nationwide High Yield Bond Fund                   4,173             558        N/A             N/A             N/A
Investor Destinations Aggressive Fund                14              58        N/A             260             N/A
Investor Destinations Moderately                     15              57        N/A             220             N/A
   Aggressive Fund
Investor Destinations Moderate Fund                  16              64        N/A             111             N/A
Investor Destinations Moderately                     15              58        N/A             384             N/A
   Conservative Fund
Investor Destinations Conservative Fund              15              59        N/A              79             N/A
Nationwide Small Cap Index Fund                      26             N/A        N/A             N/A             N/A
Nationwide Mid Cap Market Index Fund              5,839             N/A        N/A             N/A             N/A
Nationwide International Index Fund                 298             N/A        N/A             N/A             N/A
Nationwide Bond Index Fund                        3,044             N/A        N/A             N/A             N/A
Gartmore Growth 20 Fund                             816           2,630        N/A             N/A             N/A
Gartmore Global Technology and                    1,954           6,730        N/A             N/A             N/A
   Communications Fund
Gartmore Emerging Markets Fund                      613           2,443        N/A             N/A             N/A
Gartmore International Growth Fund                1,287           5,133        N/A             N/A             N/A
Gartmore Global Leaders Fund                        653           2,599        N/A             N/A             N/A

-----------------

(1) The other Funds of the Trust for which NAS acts as distributor had not commenced operations as of October 31, 2000.

                                                SERVICE CLASS SHARES        IRA CLASS SHARES
                                                --------------------        ----------------

Nationwide Morley Capital Accumulation                $13,728                    $4,609
Nationwide Morley Enhanced Income                         387                       N/A

         As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Trustees"). The Plan was initially approved by the Board of Trustees on March 5, 1998, and is amended from time to time upon approval by the Board of Trustees. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding Shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its Shareholders.

         The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per Share, may be reduced and overall performance per Share may be improved.

         NAS may enter into, from time to time, Rule 12b-1 Agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of a Fund's Shares including, but not limited to, those discussed above.

ADMINISTRATIVE SERVICES PLAN

         Under the terms of an Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class D, Institutional Service Class and Service Class shares of the Funds (as applicable), the Prime shares of the Money Market Fund, and the IRA Class shares of the Morley Capital Accumulation Fund. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

         As authorized by the particular Administrative Services Plan(s) for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which Nationwide Financial Services, Inc. ("NFS") has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements (which may include NAS) will receive a fee, computed at the annual rate of up to (a) 0.25% of the average daily net assets of the Class A, D or Institutional Service and Service Class shares of each Fund (as applicable) and Prime shares of the Nationwide Money Market Fund, except that Service Class and IRA Class shares of the Morley Capital Accumulation Fund, held by customers of NFS or such other entity will pay 0.15% of the average daily net assets of the Fund.

         The Trust has also entered into a Servicing Agreement pursuant to which Nationwide Investment Services Corporation has agreed to provide certain administrative support services in connection with Service Class shares of the Money Market Fund held beneficially by its customers.

FUND ADMINISTRATION

         Under the terms of a Fund Administration Agreement, Villanova SA Capital Trust ("VSA"), a wholly owned subsidiary of Villanova Capital, Inc., provides for various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For these services, each Fund pays VSA an annual fee based on each Fund's average daily net assets according to the following schedule:

                   FUND                                             ASSETS                    FEE
                   ----                                             ------                    ---

Gartmore Millennium Growth Fund,                           $0 up to $250 million              0.07%
Gartmore Growth Fund,                                      $250 million up to $1 billion      0.05%
Nationwide Bond Fund, Nationwide Tax-Free                  $1 billion and more                0.04%
Income Fund, Gartmore Total Return Fund,
Nationwide Government Bond Fund,
Nationwide Long-Term U.S. Government Bond Fund,
Nationwide Money Market Fund,
Nationwide Morley Capital
Accumulation Fund(1), Nationwide Growth
Focus Fund (2), Gartmore Global Technology and
Communications Fund (2), Gartmore Global
Health Sciences Fund (2), Gartmore Emerging
Markets Fund (2), Gartmore International Growth

Fund(2), Gartmore Global Leaders Fund(2),
Gartmore European Growth Fund(2), Gartmore
Global Small Companies Fund(2), Gartmore OTC
Fund(2), Gartmore International Small Cap
Growth Fund(2), Gartmore Value Opportunities Fund(2),
Nationwide Morley Enhanced Income
Fund(2), Gartmore Growth 20
Fund(2), Nationwide High Yield Bond Fund(2), and
NorthPointe Small Cap Value Fund(2)

Nationwide Investor Destinations Aggressive                $0 up to $250 million              0.07%
Fund(2), Nationwide Investor Destinations                  $250 million and more              0.05%
Moderately Aggressive Fund(2), Nationwide
Investor Destinations Moderate Fund(2),
Nationwide Investor Destinations
Moderately Conservative Fund(2), Nationwide
Investor Destinations Conservative Fund(2)

Nationwide S&P 500 Index Fund                              $0 to $1 billion                   0.05%
                                                           $1 billion and more                0.04%
Nationwide Large Cap Value Fund,                           $0 up to $250 million              0.10%
Nationwide Large Cap Growth Fund(2),                       $250 million up to $1 billion      0.06%
Prestige International Fund, Prestige                      $1 billion or more                 0.04%
Balanced Fund and
Nationwide Small Cap Fund(2)
Nationwide Small Cap Index Fund(2)                         $0 to $250 million                 0.27%
                                                           $250 million and more              0.24%

Nationwide Mid Cap Index Fund(2)                           $0 up to $250 million              0.29%
and Nationwide Bond Index Fund(2)                          $250 million and more              0.26%

Nationwide International Index Fund(2)                     $0 up to $250 million              0.34%
                                                           $250 million and more              0.31%

-------------------
(1) Subject to a minimum of $50,000 per year for Nationwide Morley Capital Accumulation Fund.
(2)  Subject to a minimum of $75,000 per Fund per year.

         Prior to September 1, 1999, NAS provided fund administration services to the Funds which existed at that time. Effective September 1, 1999, the fund administration services previously performed for the Funds by NAS were transferred to VSA, an affiliate of NAS and an indirect subsidiary of NFS. In addition, BISYS Fund Services Ohio, Inc. began performing certain fund administration services pursuant to a Sub-Administration Agreement also effective September 1, 1999. After these changes were implemented, there was no change in the fees charged for fund administration services for each of the Funds.

         During the fiscal years ended October 31, 2000, 1999 and 1998, NAS/VSA(1) received fund administration fees from the Funds as follows:

                                                                YEAR ENDED OCTOBER 31,

FUND                                                       2000         1999         1998
----                                                       ----         ----         ----

Gartmore Millennium Growth Fund                         $   20,136   $    7,733   $    3,308
Gartmore Growth Fund                                       541,769      553,398      248,049
Gartmore Total Fund                                      1,063,967    1,146,258      470,352
Nationwide Tax-Free Income Fund                            153,092      175,965       88,596
Nationwide Bond Fund                                        84,085       94,488       44,441
Nationwide Government Fund                                  74,254       44,004       16,351
Nationwide Long-Term U.S. Government Bond Fund              23,504       27,727       13,998
Nationwide Money Market Fund                               723,852      624,729      257,123
Nationwide S&P 500 Index Fund(2)                           106,035       30,506        2,814
Nationwide Large Cap Value Fund(3)                          75,000       75,000         --
Nationwide Large Cap Growth Fund(3)                         75,000       75,000         --
Nationwide Small Cap Fund(3)                                75,000       75,000         --
Prestige International Fund(3)                              75,000       75,000         --
Prestige Balanced Fund(3)                                   75,000       75,000         --
Nationwide Morley Capital Accumulation Fund(4)              50,000        2,899         --
Gartmore Value Opportunities Fund(5)                        63,115         --           --
Nationwide Morley Enhanced Income Fund(5)                   63,115         --           --
Nationwide High Yield Bond Fund(5)                          56,405         --           --
Nationwide Investor Destinations Aggressive Fund(6)         44,058         --           --
Nationwide Investor Destinations Moderately                 44,058         --           --
  Aggressive Fund(6)
Nationwide Investor Destinations Moderate Fund(6)           44,058         --           --
Nationwide Investor Destinations Moderately                 44,058         --           --
  Conservative Fund(6)
Nationwide Investor Destinations Conservative Fund(6)       44,058         --           --
Nationwide Small Cap Index Fund(7)                          63,115         --           --
Nationwide Mid Cap Market Index Fund(7)                     63,115         --           --
Nationwide International Index Fund(7)                      63,115         --           --
Nationwide Bond Index Fund(7)                               63,115         --           --
NorthPointe Small Cap Value Fund(8)                         24,795         --           --
Gartmore Growth 20 Fund(9)                                  24,795         --           --
Gartmore Global Technology and Communications Fund(9)       24,795         --           --
Gartmore Emerging Markets Fund(10)                          12,500         --           --
Gartmore International Growth Fund(10)                      12,500         --           --
Gartmore Global Leaders Fund(10)                            12,500         --           --

-------------------

(1) Prior to September 1, 1999, all fund administration fees were paid to NAS. After September 1, 1999, these fees were paid to VSA.
(2)  The Fund commenced operations July 24, 1998.

(3)  The Fund commenced operations November 2, 1998.
(4)  The Fund commenced operations February 1, 1999.
(5)  The Fund commenced operations December 29, 1999.
(6)  The Fund commenced operations March 31, 2000.
(7)  The Fund commenced operations December 29, 1999.
(8)  The Fund commenced operations June 29, 2000.
(9)  The Fund commenced operations June 30, 2000.
(10) The Fund commenced operations August 30, 2000.

         The other Funds of the Trust for which VSA acts as administrator had not yet commenced operations as of October 31, 2000.

SUB-ADMINISTRATORS

      VSA has entered into a Sub-Administration Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration services for each of the Funds. For these services, VSA pays BISYS a fee equal to the greater of $50,000 or an annual fee at the following rates based on the average daily net assets of the aggregate of all the funds of the Trust that BISYS is providing such services for:

                          ASSETS                            FEE

                  $0 up to $13 million                      0.045%
                  $13 million up to $25 million             0.02%
                  $25 million up to $50 million             0.015%
                  $50 million and more                      0.01%


         For the fiscal years ended October 31, 2000, and the period of September 1, 1999 through October 31, 1999, BISYS received $6,385,351 and 1,965,403, respectively, for such services.

         VSA has also entered into a Sub-Administration Agreement with FAM, effective December 29, 1999, that covers the fund accounting, custody and other administrative expenses at the Series level with respect to the Index Feeder Funds only. For these services, VSA pays FAM an annual fee based on the average daily net assets as follows: 0.07% for the Small Cap Index Fund, 0.09% for the Mid Cap Index Fund, 0.14% for the International Index Fund and 0.09% for the Bond Index Fund.

TRANSFER AGENT

         Nationwide Investors Services, Inc. ("NISI"), a wholly owned subsidiary of VSA, Three Nationwide Plaza, Columbus, Ohio 43215, serves as transfer agent and dividend disbursing agent for each of the Funds. For these services, NISI receives an annual fee from each of the Funds according to the following schedule:

- $20 per account for Class A, Class B, Class C and Class D shares of the Funds;

- $30 per account for the Prime Shares of the Nationwide Money Market Fund; and

- 0.01% of the average daily net assets of each of the Service Class, Institutional Service Class, Institutional Class, IRA Shares and Local Fund Shares, as applicable.

During the fiscal years ended October 31, 2000, 1999 and 1998, NISI received the following transfer agent fees from the Funds(1):

                                                                    YEARS ENDED OCTOBER 31,

                 FUNDS                                          2000          1999          1998
                 -----                                          ----          ----          ----

     Gartmore Millennium Growth Fund(1)                      $   57,122   $   24,498   $   12,379
     Gartmore Growth Fund(1)                                    992,246      807,251      785,969
     Gartmore Total Return Fund(1)                            1,841,252    1,349,999    1,018,754
     Nationwide Bond Fund(1)                                     27,453      145,000      142,149
     Nationwide Tax-Free Income Fund(1)                          25,832      136,073      144,397
     Nationwide Government Bond Fund(1)                          30,542       38,402        38,12
     Nationwide Long-Term U.S.                                   42,455       36,674       34,092
        Government Bond Fund(1)
     Nationwide Money Market Fund(1)                            989,953      751,908      701,561
     Nationwide S&P 500 Index Fund(2)                            26,973        6,101          563
     Nationwide Large Cap Value Fund(3)                           7,866        1,397         --
     Nationwide Large Cap Growth Fund(3)                         51,260        7,229         --
     Nationwide Small Cap Fund(3)                                12,415        1,371         --
     Prestige International Fund(3)                               4,243          736         --
     Prestige Balanced Fund(3)                                    6,166        1,849         --
     Nationwide Morley Capital Accumulation Fund(4)               1,393          415         --
     Gartmore Value Opportunities Fund(5)                         2,562         --           --
     Nationwide Morley Enhanced Income Fund(5)                    1,189         --           --
     Nationwide High Yield Bond Fund(5)                           2,523         --           --
     Nationwide Investor Destinations Aggressive Fund(6)            112         --           --
     Nationwide Investor Destinations                               101         --           --
        Moderately Aggressive Fund(6)
     Nationwide Investor Destinations Moderate Fund(6)               92         --           --
     Nationwide Investor Destinations                               103         --           --
        Moderately Conservative Fund(6)
     Nationwide Investor Destinations Conservative Fund(6)           91         --           --
     Nationwide Small Cap Index Fund(7)                             141         --           --
     Nationwide Mid Cap Market Index Fund(7)                        412         --           --
     Nationwide International Index Fund(7)                       1,087         --           --
     Nationwide Bond Index Fund(7)                                  177         --           --
     NorthPointe Small Cap Value Fund(8)                            669         --           --
     Gartmore Growth 20 Fund(9)                                     504         --           --
     Gartmore Global Technology and                                 543         --           --
        Communications Fund(9)
     Gartmore Emerging Markets Fund(10)                             296         --           --
     Gartmore International Growth Fund(10)                         330         --           --
     Gartmore Global Leaders Fund(10)                               298         --           --

-------------------
(1) This information includes fees paid to NISI by the Acquired Funds prior to the Reorganization for 1998.
(2)  The Fund commenced operation July 24, 1998.
(3)  The Fund commenced operations November 2, 1998.
(4)  The Fund commenced operations February 1, 1999.
(5)  The Fund commenced operations December 29, 1999.
(6)  The Fund commenced operations March 31, 2000.
(7) The Fund commenced operations December 29, 1999. Class B shares of the Small Cap Index, Mid Cap Market Index, and Bond Index Funds had not been offered to the public as of October 31, 2001.
(8)  The Fund commenced operations June 29, 2000.
(9)  The Fund commenced operations June 30, 2000.
(10) The Fund commenced operations August 30, 2000.

         The other Funds of the Trust for which NISI acts as transfer agent had not yet commenced operations as of October 31, 2000.

CUSTODIAN

         The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. Fifth Third performs no managerial or policy-making functions for the Funds.

LEGAL COUNSEL

         Stradley, Ronon, Stevens and Young LLP, 2600 Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's legal counsel.

AUDITORS

         KPMG LLP, Two Nationwide Plaza, Columbus, OH 43215, serves as the independent auditors for the Trust.

BROKERAGE ALLOCATION

         A Fund's adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.(3) In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price. This spread is the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency


-------------------
(3) Because the Investor Destinations Funds will invest exclusively in shares of the Underlying Funds and the Nationwide Contract, it is expected that all transactions in portfolio securities will be entered into by the Underlying Funds. And as described above, for the Underlying Funds which are the Index Funds, the transactions in portfolio securities will be entered into at the Series level. For those Underlying Funds which are not Index Funds, the following discussion describes their brokerage allocation policies.

basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

         Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. "Best price-best execution" encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Both the adviser and the Subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

         Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to the adviser or a Subadviser. In placing orders with such broker-dealers, the adviser or Subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the adviser or Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the adviser's or Subadviser's normal research activities or expenses.

         Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the adviser or Subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the adviser or Subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         In purchasing and selling investments for the Funds, it is the policy of each of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the adviser or Subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the adviser or Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions.

         The advisers and each Subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of
Section 28(e) of the Securities Exchange Act of 1934, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy, analytic or modeling software, market date feeds and historical market information. Any such research and other information provided by brokers to an adviser or Subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to the advisers and Subadvisers pursuant to their respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to the advisers or a Subadviser in serving their other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services may not actually be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. Subject to the policy of the advisers and Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, each also may consider the broker-dealer's sale of shares of any fund for which it serves as investment adviser, subadviser or administrator. For the fiscal year ended October 31, 2000, all the affiliated advisers of Villanova Capital, including but not limited to VMF, VSA, VGAMT, and UBT, received soft dollar commission of $2,654,246 for all their advisory clients, including the Funds.

         During the fiscal years ended October 31, 2000, 1999 and 1998, the following brokerage commissions were paid by the Funds(1):

                                                         YEAR ENDED OCTOBER 31,

                  FUND                           2000             1999            1998
                  ----                           ----             ----            ----

     Gartmore Millenium Growth Fund           $  164,608      $    9,962      $   10,084
     Gartmore Growth Fund                      2,000,121         570,060         712,200
     Gartmore Total Return Fund                3,750,162       1,027,517         934,759
     Nationwide S&P 500 Index Fund               113,899          42,996           8,386(2)
     Nationwide Large Cap Value Fund              69,895          46,392(3)         --
     Nationwide Large Cap Growth Fund             35,585          35,460(3)         --
     Nationwide Small Cap Fund                    69,987          60,147(3)         --
     Prestige International Fund                  39,735          21,586(3)         --
     Prestige Balanced Fund                        3,990           3,249(3)         --
     Nationwide Morley Capital                      None            None(4)         --
        Accumulation Fund
     Gartmore Value Opportunities Fund            23,825(5)         --              --
     Nationwide Morley Enhanced Income Fund         None(5)         --              --
     Nationwide High Yield Bond Fund                None(5)         --              --
     NorthPointe Small Cap Value Fund             36,913(6)         --              --
     Gartmore Growth 20 Fund                       3,113(7)         --              --
     Gartmore Global Technology                   12,940(7)         --              --
      and Communications Fund
     Nationwide Investor Destinations               None(8)         --              --
      Aggressive Fund
     Nationwide Investor Destinations               None(8)         --              --
      Moderately Aggressive Fund
     Nationwide Investor Destinations               None(8)         --              --
      Moderate Fund
     Nationwide Investor Destinations               None(8)         --              --
      Moderately Conservative Fund
     Nationwide Investor Destinations               None(8)         --              --
      Conservative Fund
     Gartmore Emerging Markets Fund                7,673(9)         --              --
     Gartmore International Growth Fund           19,814(9)         --              --
     Gartmore Global Leaders Fund                  3,546(9)         --              --

-------------------

(1) This information includes commissions paid by the Acquired Funds prior to the Reorganization in 1998.
(2) The Fund commenced operations July 24, 1998.
(3) The Fund commenced operations November 2, 1998.
(4) The Fund commenced operations February 1, 1999.
(5) The Fund commenced operations December 29, 1999.
(6) The Fund commenced operations June 29, 2000.
(7) The Fund commenced operations June 30, 2000.
(8) The Fund commenced operations March 31, 2000.
(9) The Fund commenced operations August 30, 2000.

         As of October 31, 2000, the Nationwide S&P 500 Index Fund and Money Market Fund held investments in securities of their regular broker-dealers as follows:

                                         APPROXIMATE AGGREGATE VALUE OF
                                        ISSUER'S SECURITIES OWNED BY THE                         NAME OF
FUND                                       FUND AT OCTOBER 31, 2000                         BROKER OR DEALER
----                                       ------------------------                         ----------------

Nationwide Money Market Fund                     $40,693,101                            Bear, Stearns & Co., Inc.
Nationwide Money Market Fund                      34,748,390                            Morgan Stanley Dean Witter Co.
Nationwide Money Market Fund                      39,876,700                            J.P. Morgan & Co.
Nationwide Money Market Fund                      45,254,106                            Merrill Lynch & Co., Inc.
Nationwide S&P 500 Index Fund                        665,807                            J.P. Morgan & Co.
Nationwide S&P 500 Index Fund                        367,650                            Lehman Brothers Inc.
Nationwide S&P 500 Index Fund                        180,723                            Bear, Stearns & Co., Inc.

         Under the 1940 Act, "affiliated persons" of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Subadviser or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

         Each of the Funds contemplate that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through "affiliated brokers or dealers," as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an "affiliated broker or dealer" in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Funds' policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the adviser or the appropriate Subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker's or dealer's most favored unaffiliated customers, except for accounts for which the affiliated broker or dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker or dealer that, in the opinion of a majority of the independent trustees, are not comparable to the Fund. The Funds do not deem it practicable or in their best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

THE INDEX FUNDS

         Because the Index Feeder Funds will invest exclusively in shares of their corresponding Series, it is expected that all transactions in portfolio securities will be entered into by the Series. Subject to policies established by the Board of Trustees of Quantitative Master Series Trust, FAM is primarily responsible for the execution of the Series' portfolio transactions and the allocation of brokerage. Quantitative Master Series Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Series. Where possible, Quantitative Master Series Trust deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of Quantitative Master Series Trust to obtain the best results in conducting portfolio transactions for the Series, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Series generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Series primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, Quantitative Master Series Trust will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Series may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely trading securities.

         Subject to obtaining the best price and execution, broker-dealers who provide supplemental investment research (such as quantitative and modeling information assessments and analyses of the business or prospects of a company, industry or economic sector) to FAM may receive orders for transactions by Quantitative Master Series Trust. Information so received will be in addition to and not in lieu of the services required to be performed by FAM under its Management Agreement and the expense of FAM will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of FAM Quantitative Master Series Trust will be benefited by supplemental research services, FAM is authorized to pay brokerage commissions to a broker-dealer furnishing such services which are in excess of commissions which another broker-dealer may have charged for effecting the same transaction. Supplemental investment research obtained from such broker-dealers might be used by FAM in servicing all of its accounts and all such research might not be used by FAM in connection with the Series.

         For the fiscal years ended December 31, 2000, 1999 and 1998, the following table shows the amount of brokerage commissions paid by each Series to Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("Merrill Lynch"), the percentage of each Series brokerage commissions paid to Merrill Lynch, the percentage of each Series aggregate dollar amount of transactions involving the payment of commissions effected through Merrill Lynch and aggregate brokerage commissions paid by each Series:

                                                Small Cap     Aggregate Bond  International  Master Mid Cap
                                                  Series          Series         Series        Series(1)

YEAR ENDED DECEMBER 31, 2000 (2)
Aggregate brokerage commissions
   paid to Merrill Lynch ..................       $    51        $     0        $     0        $     0
% of Fund's aggregate brokerage
  Commissions Paid To Merrill .............          0.11%             0%             0%             0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker .............................             0%             0%             0%             0%
Aggregate brokerage
   Commissions paid .......................       $47,880        $     0        $11,665        $ 8,575

YEAR ENDED DECEMBER 31, 1999
Aggregate brokerage commissions
   paid to Merrill Lynch ..................       $     0        $     0        $     0        $     0
% of Fund's aggregate brokerage
  Commissions Paid To Merrill Lynch .......             0%             0%             0%             0%
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker .............................             0%             0%             0%             0%
Aggregate brokerage
   Commissions paid .......................       $20,124        $     0        $  5,917       $ 2,763

YEAR ENDED DECEMBER 31, 1998
Aggregate brokerage commissions
   paid to Merrill Lynch ..................       $     0        $     0            N/A            N/A
% of Fund's aggregate brokerage
  Commissions Paid To Merrill Lynch .......             0%             0%           N/A            N/A
% of Fund's aggregate dollar amount
   of transactions effected through
   the broker .............................             0%             0%           N/A            N/A
Aggregate brokerage
   Commissions paid .......................       $50,264        $     0            N/A            N/A

---------------

(1)  The Master Mid Cap Series commenced operations December 30, 1999.
(2) The information for the year ended December 31, 2000 was provided by Merrill Lynch and was unaudited as of the date of this SAI.

         Under the 1940 Act, persons affiliated with Quantitative Master Series Trust and persons who are affiliated with such persons are prohibited from dealing with Quantitative Master Series Trust as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of Quantitative Master Series Trust, including Merrill Lynch and any of its affiliates, will not serve as Quantitative Master Series Trust's dealer in such transactions. However, affiliated persons of Quantitative Master Series Trust may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Quantitative Master Series Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Trustees of Quantitative Master Series Trust that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

         Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Trustees of Quantitative Master Series Trust have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Trustees will reconsider this matter from time to time.

         Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member
(i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for Quantitative Master Series Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from Quantitative Master Series Trust and annual statements as to aggregate compensation will be provided to Quantitative Master Series Trust. Securities may be held by, or be appropriate investments for, the Series as well as other funds or investment advisory clients of FAM.

         Because of different objectives or other factors, a particular security may be bought for one or more clients of FAM or an affiliate when one or more clients of FAM or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve Quantitative Master Series Trust or other clients or funds for which FAM or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                  ADDITIONAL INFORMATION ON PURCHASES AND SALES

CLASS A AND CLASS D SALES CHARGES

         The charts below show the Class A and Class D sales charges, which decrease as the amount of your investment increases.

CLASS A SHARES OF THE FUNDS (OTHER THAN THE NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND, NATIONWIDE TAX-FREE INCOME FUND AND NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND)

                               SALES CHARGE AS %       SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE             OF OFFERING PRICE      OF AMOUNT INVESTED      COMMISSION
------------------             -----------------      ------------------      ----------

less than $50,000                    5.75%                      6.10%            5.25%
$50,000 to $99,999                   4.50                       4.71             4.00
$100,000 to $249,999                 3.50                       3.63             3.00
$250,000 to $499,999                 2.50                       2.56             1.75
$500,000 to $999,999                 2.00                       2.04             1.25
$1 million to $24,999,999            0.50                       0.50             0.50
$25 million or more                  0.25                       0.25             0.25

CLASS A SHARES OF THE NATIONWIDE BOND FUND, NATIONWIDE GOVERNMENT BOND FUND, NATIONWIDE TAX-FREE INCOME FUND AND NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND
FUND)


                               SALES CHARGE AS %       SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE             OF OFFERING PRICE      OF AMOUNT INVESTED      COMMISSION
------------------             -----------------      ------------------      ----------


less than $50,000                    4.50%                    4.71%               4.00%
$50,000 to $99,999                   4.00                     4.17                3.50
$100,000 to $249,999                 3.00                     3.09                2.50
$250,000 to $499,999                 2.50                     2.56                1.75
$500,000 to $999,999                 2.00                     2.04                1.25
$1 million to $24,999,999            0.50                     0.50                0.50
$25 million or more                  0.25                     0.25                0.25

In addition to the dealer commissions for Class A shares that are described above, the Funds are authorized to enter into other special compensation arrangements with dealers.

Class D Shares of the Funds

                               SALES CHARGE AS %       SALES CHARGE AS %        DEALER
AMOUNT OF PURCHASE             OF OFFERING PRICE      OF AMOUNT INVESTED      COMMISSION
------------------             -----------------      ------------------      ----------


less than $50,000                    4.50%                    4.71%             4.00%
$50,000 to $99,999                   4.00                     4.17              3.50
$100,000 to $249,999                 3.00                     3.09              2.50
$250,000 to $499,999                 2.50                     2.56              1.75
$500,000 to $999,999                 1.00                     1.01              1.25
$1 million to $24,999,999            0.50                     0.50              0.50
$25 million or more                  None                     None              0.25

CLASS C SALES CHARGES.

Sales of Class C shares will be charged a sales charge of 1.00% of the offering price (1.01% of the amount invested). Currently there is no waiver of the front-end sales charge for Class C shares.

NET ASSET VALUE PURCHASE PRIVILEGE (CLASS A AND D SHARES ONLY)

         The sales charge applicable to Class A and D shares may be waived for the following purchases due to the reduced marketing effort required by NAS:

(1) shares sold to other registered investment companies affiliated with VMF,

(2)      shares sold:

         (a) to any pension, profit sharing, or other employee benefit plan for the employees of VMF, any of its affiliated companies, or investment advisory clients and their affiliates;

         (b)      to any endowment or non-profit organization;

         (c) to any pension, profit sharing, or deferred compensation plan which is qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code of 1986 as amended, dealing directly with NAS with no sales representative involved upon written assurance of the purchaser that the shares are acquired for investment purposes and will not be resold except to the Trust;

         (d) to any life insurance company separate account registered as a unit investment trust;

(3) for Class D shares and Class A shares if there are no Class D shares of a Fund sold:

         (a) to Trustees and retired Trustees of the Trust (including its predecessor Trusts);

         (b) to directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sale representatives, their spouses, children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren, ("Immediate Relatives")), and Immediate Relatives of deceased employees of any member of the Nationwide Insurance and Nationwide Financial companies, or any investment advisory clients of VMF and its affiliates;


         (c) to directors, officers, and full-time employees, their spouses, children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with the Nationwide Insurance or Nationwide Financial companies from time to time, which include but are not limited to Farmland Insurance Industries, Inc., Maryland Farm Bureau, Inc., Ohio Farm Bureau Federation, Inc., Pennsylvania Farm Bureau, California Farm Bureau Federation, CHS Cooperatives and Southern States Cooperative;


         (d) to any qualified pension or profit sharing plan established by a Nationwide sales representative for himself/herself and his/her employees;

(4)      Class A shares sold:

         (a) to any person purchasing through an account with an unaffiliated brokerage firm having an agreement with the Trust's distributor to waive sales charges for those persons;

         (b) to any directors, officers, full-time employees, sales representatives and their employees or any investment advisory clients of a broker-dealer having a dealer/selling agreement with the Trust's distributor;


         (c) to any person who pays for such shares with the proceeds of a sale of non-Nationwide mutual fund shares or sale of Class D shares of a Nationwide Fund if the new fund purchased does not have Class D shares and Class A shares are purchase instead. To qualify, the person must have paid an initial sales charge or CDSC on the shares sold and the purchase of new shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and the Funds may require evidence of qualification for this waiver.


         (d) to any Class Member of Snyder vs. Nationwide Mutual Insurance Company and Nationwide Life Insurance Company on the initial purchase of shares for an amount no less than $5,000 and no more than $100,000. To be eligible for this waiver, the purchase of Class A shares must come from a source other than the surrender of, withdrawal from, or loan against any existing policy, mutual fund or annuity issued by Nationwide Mutual Insurance Company or its affiliates.

         (e) to any person who pays for such shares with the proceeds of mutual funds shares redeemed from an account in the NEA Valuebuilder Mutual Fund Program. This waiver is only available for the initial purchase if shares were made with such proceeds. NAS may require evidence of qualification for such waiver.

         (f) to employer-sponsored retirement plans including pension, profit sharing or deferred compensation plans which are qualified under Sections 401(a), 403(b) or 457 of the Internal Revenue Code.


(5)      Class D shares sold:

         (a) to any person who pays for such shares with the proceeds of a sale of Class A shares of another Nationwide Fund when they purchase Class D shares with the proceeds. To qualify, the person must be eligible to purchase Class D shares, the person must have paid an initial sales charge or CDSC on the shares sold and the purchase of new shares must be made within 60 days of the redemption. This waiver must be requested when the purchase order is placed, and the Funds may require evidence of qualification for this waiver.


         Provision 4(d) applies only to the Gartmore Millenium Growth Fund, Gartmore Growth Fund, Gartmore Total Return Fund, Bond Fund, Tax-Free Income Fund and Nationwide Government Bond Fund.

CLASS B SHARES OF THE FUNDS AND CDSC

         NAS compensates broker-dealers and financial intermediaries for sales of Class B shares from its own resources at the rate of 4.00% of such sales. A CDSC, payable to the Trust's distributor, will be imposed on any redemption of Class B shares which causes the current value of your account to fall below the total amount of all purchases made during the preceding six years. THE CDSC IS NEVER IMPOSED ON DIVIDENDS, WHETHER PAID IN CASH OR REINVESTED, OR ON APPRECIATION OVER THE INITIAL PURCHASE PRICE. The CDSC applies only to the lesser of the original investment or current market value.

         Where the CDSC is imposed, the amount of the CDSC will depend on the number of years since you made the purchase payment from which an amount is being redeemed, according to the following table:

           YEARS OF AFTER PURCHASE              CDSC ON SHARES
                                                  BEING SOLD
           -----------------------              --------------

         First                                     5.00%
         Second                                    4.00%
         Third                                     3.00%
         Fourth                                    3.00%
         Fifth                                     2.00%
         Sixth                                     1.00%
         Seventh and following                     0.00%

         For purposes of calculating the CDSC, it is assumed that the oldest Class B shares remaining in your account will be sold first. All payments during a month will be aggregated and treated as if made on the last day of the preceding month.

         For the daily dividend Funds your money will earn daily dividends through the date of liquidation. If you redeem all of your shares in one of these Funds, you will receive a check representing the value of your account, less any applicable CDSC calculated as of the date of your withdrawal, plus all daily dividends credited to your account through the date of withdrawal.

CLASS A FINDERS' FEES AND CDSC

         For certain sales of Class A shares at net asset value to employer sponsored retirement plans (other than those investing in the Funds through a variable insurance product), which are subject to a CDSC as described below, the Funds' distributor will pay a finder's fee to the dealer when the shares are purchased. For the dealer to be eligible for the finder's fee, the following requirements apply:

         - The purchase of shares must be made by one employer sponsored retirement plan within a twelve month period from the first purchase of any Nationwide Family of Funds (Nationwide Funds) Class A shares;

         - The purchase can be made in any combination of the Nationwide Funds; and

         - The employer sponsored plan will be subject to a contingent deferred sales charge for shares redeemed in any employer initiated redemption within the first three years or purchase. The applicable contingent deferred sales charge will be charged as described in the Funds' Prospectuses.

         If these conditions are met, a finder's fee will be paid on the purchase at the following rates:

         1.00% for sales of the Funds of $1 million and more but less than $3 million

         0.50% for sales of the Funds of $3 million and more but less than $50 million 0.25% for sales of the Funds of $50 million or more

         The finder's fee is paid on the aggregate assets of all Funds held at the plan sponsor level.

CDSC FOR CLASS C SHARES

         You will pay a CDSC of 1% if you sell your Class C shares within the first year after you purchased the shares. NAS compensates broker-dealers and financial intermediaries for sales of Class C shares from the front-end sales charges and its own resources at the rate of 1.85% of sales of Class C shares of the Nationwide Bond Fund, Nationwide Tax-Free Income Fund, and Nationwide Government Bond Fund and at the rate of 2.00% of sales of Class C shares of the remaining Funds having Class C shares.

CONVERSION FEATURES FOR CLASS B SHARES

         Class B shares which have been outstanding for seven years will automatically convert to Class A shares on the first business day of the next month following the seventh anniversary of the date on which such Class B shares were purchased. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or other charge except that the lower 12b-1 fee applicable to Class A shares shall thereafter be applied to such converted shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of the conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value of the amount converted will be the same. Reinvestments of dividends and distributions in Class B shares will not be considered a new purchase for purposes of the conversion feature and will convert to Class A shares in the same proportion as the number of the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and distributions.

         If you effect one or more exchanges among Class B shares of the Funds during the seven-year period, the holding period for shares so exchanged will be counted toward such period. If you exchange Class B shares into the Prime Shares of the Money Market Fund for a period of time, the conversion aging period will be stopped during the time period when shares are exchanged into the Money Market Fund.


REDEMPTIONS

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely effect the Fund. Certain Funds may also assess redemption fees on shares held less than 90 to 60 days, as applicable. Those fees range between 1.50% and 2.00% of the total redemption amount and are paid directly to the appropriate fund to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For a list of the Funds imposing such fees, see "Exchanges Among Funds" below.


IN KIND REDEMPTIONS

         The Funds generally plan to redeem their shares for cash with the following exceptions.

         The Nationwide Morley Capital Accumulation Fund has elected to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period. Additionally, it intends to redeem shares in cash for any requests of up to $1,000,000. See "Redemption of Shares of the Nationwide Morley Capital Accumulation Fund-Redemption in Kind" below for more information.

         As described in their respective Prospectuses, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an "in kind redemption").

REDEMPTION OF SHARES OF THE NATIONWIDE MORLEY CAPITAL ACCUMULATION FUND

         Other Redemption Requirements. Redemption requests for Service Class and Institutional Class Shares from Plans with more than $1,000,000 in the Fund and which represent a withdrawal of 5% or more of a Plan's assets on any business day must include or be preceded by the following information: (i) the Plan name; (ii) a listing of the Plan trustee(s); (iii) copies of Plan documents or summaries which describe the investment options available to and restrictions imposed upon Plan participants; (iv) a listing of the allocation of Plan assets across available investment options; (v) for the three year period immediately preceding the withdrawal, a monthly summary of cash flow activity for the investment option in which the Shares are included, detailing contribution and benefit payment amount and amounts transferred to and from other investment options; and (vi) in the case of Plans subject to ERISA, identification of a "Qualified Professional Asset Manager" within the meaning of Department of Labor Prohibited Transaction Class Exemption 84-14 (March 8, 1984). The Fund may waive these requirements under some circumstances. For purposes of this paragraph, "Plans" include employee benefit plans qualified under Section 401(a) of the Internal Revenue Code, "governmental plans" as defined in Section 414(d) of the Code, eligible deferred compensation plans as defined in Section 457 of the Code, and employee benefit plans qualifying under Section 403(b) of the Code.

         Redemption Fees. Generally, redemption requests on all Shares will be subject to a 2% redemption fee when the Trigger is "active." The redemption fee will be retained by the Fund to help minimize the impact the redemptions may have on Fund performance and to support administrative costs associated with redemptions from the Fund. Additionally, the redemption fee may discourage market timing by those shareholders initiating redemptions to take advantage of short-term movements in interest rates.

         The Trigger is active on any day that, as of two business days prior, the "Gross Annual Effective Yield of the Fund" is less than the current yield on the Dealer Commercial Paper (90-day) Index. Once activated, the Trigger will become inactive on any day than, as of two business days prior, the Gross Annual Effective Yield of the Fund is greater than the current yield of the Dealer Commercial Paper (90-day) Index plus 0.25%. The Fund will rely on the Dealer Commercial Paper (90-day) Index found daily on the front page of the Money and Investing section of The Wall Street Journal. If the Dealer Commercial Paper (90-day) Index is not available in The Wall Street Journal, the Fund may use alternative sources of information for 90-day dealer commercial paper rates.

         Redemptions of Service Class or Institutional Class Shares by participants in a Plans and Contract owners for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. All other redemptions of Shares are subject to a 2% redemption fee, payable tot he Fund when the Trigger is active.

                                     EXAMPLE

         An IRA Class shareholder decides to redeem shares in the amount of $5,000 from the Fund on October 15th. Assume that as of October 13th the current yield on the Dealer Commercial Paper (90-day) Index is 7.2% and the Gross Annual Effective Yield of the Fund is 7.0%. Because the Gross Annual Effective Yield of the Fund is less than the current yield on the Dealer Commercial Paper (90-day) Index the Trigger is active, and the shareholder will receive net proceeds of $4,900 for the redemption. The Trigger will remain active until two business days after the Gross Annual Effective Yield of the Fund exceeds the current yield on the Dealer Commercial Paper (90-day) Index by 0.25%.

         The "Gross Annual Effective Yield of the Fund" is a measure of one day's investment income (before deduction for fees and expenses) expressed as an annual compounded yield. It is calculated on each business day based on the dividend declared for the previous day as follows:

[((1 + Previous Day's Gross Dividend Factor) 365) -1]/[NAV per Share]

         Information on the Trigger and the Gross Annual Effective Yield of the Fund can be obtained by calling 1-800-848-0920.

         The Fund reserves the right to modify its redemption fee and waiver policy in whole or in part for certain shareholders upon 30 days written notice to such shareholders.

         Redemption in Kind. In certain circumstances, the Fund reserves the right to honor a redemption request by making payment in whole or in part in securities or securities and wrap contracts, selected solely at the discretion of MCM. The Fund will always redeem shares in cash for redemption requests up to the lesser of $250,000 or 1% of the net asset value of the Fund pursuant to an election made by the Fund and filed with the SEC. In addition, the Fund does not intend to do an in-kind redemption for any redemption requests of less than $1,000,000. The Fund does not anticipate exercising its right to redeem in-kind except in extraordinary circumstances as determined by the Fund and never if a request for redemption is received in connection with a Benefit Responsive Payment Event or for redemption of IRA Class Shares.

         To the extent a payment in kind is made with securities, you may incur transaction expenses in holding and disposing of the securities. Therefore, in receiving securities you may incur costs that may exceed your share of the operating expenses incurred by the Fund. In addition, wrap contracts assigned to you as a payment in kind are illiquid and will require you to pay fees directly to the Wrap Provider rather than through the Fund. Further, a wrap contract may contain restrictions on the securities subject to such Agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a wrap contract, you may not be able to freely trade the securities underlying the Agreement. Also, wrap contracts assigned to you will not provide protection against the credit risk associated with the issuer of any Underlying Assets (see "Specific Risks of Wrap Contracts").

         To the extent that any such payment in kind includes a wrap contract, the Fund will assign a portion of one or more wrap contracts to you. The economic terms and conditions of each assigned wrap contract will be substantially similar to the wrap contracts held by the Fund. By purchasing shares in the Fund, you agree to accept an assignment of a wrap contract as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

         A Wrap Provider, prior to the assignment of a wrap contract to a Service Class or Institutional Class shareholder, may require you to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require you to obtain at your own expense the services of a qualified professional asset manager acceptable to the Wrap Provider to manage the securities distributed in kind in conformity with the wrap contract provisions. In the event a wrap contract cannot be assigned to you, the Fund in its discretion may satisfy the redemption request through (a) a cash payment,
(b) a redemption in-kind consisting entirely of securities, or (c) a combination of cash and securities.

         In the event a redemption is made in kind with a wrap contract, the Fund will incur costs in obtaining such wrap contract and assigning it the shareholder. The Fund will examine the costs and benefits of obtaining a wrap contract in making a determination to incur such costs. Typically, these costs should not exceed $5,000 per issuance.

SIGNATURE GUARANTEE (CLASS A, CLASS B, CLASS C AND CLASS D SHARES)

         A signature guarantee is required if your account address has changed within the last 10 business days, if the redemption check is made payable to anyone other than the registered shareholder, or if the proceeds are sent to a bank account not previously designated or changed within the past 10 business days or if proceeds are mailed to an address other than the address of record, or if the redemption proceeds are being wired to bank for which instructions are currently not on your account. The Trust's Distributor reserves the right to require a signature guarantee in other circumstances, without notice. Based on the circumstances of each transaction, the Trust's Distributor reserves the right to require that your signature be guaranteed by an authorized agent of an "eligible guarantor institution," which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the Trust's Distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.

                               VALUATION OF SHARES

         The net asset value per share for each Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange or 4 p.m. Eastern Time (4:15 p.m. for the Investor Destination Funds and the Index Feeder Funds) on each day that the Exchange is open and on such other days as the Board of Trustees determines and on days in which there is sufficient trading in portfolio securities of a Fund to materially affect the net asset value of that Fund (the "Valuation Time"). However, to the extent that a Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Fund's investments may change on days when shares cannot be purchased or redeemed.

         The Funds will not compute net asset value on customary business holidays, including Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

         The net asset value per share of a class is computed by adding the value of all securities and other assets in a Fund's portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

         In determining net asset value, portfolio securities listed on national exchanges are valued at the last quoted sale price on the principal exchange, or if there is no sale on that day at the quoted bid price, or if the securities are traded in the over-the-counter market, at the last quoted sale price, or if no sale price, at the quoted bid prices; U.S. Government securities are valued at the quoted bid price; all prices are obtained from an independent pricing organization. Money market obligations with remaining maturities of 10 days or less purchased by a non-money market fund are valued at amortized cost Securities for which market quotations are not available, or for which an independent pricing agent does not provide a value or provides a value that does not represent fair value in the judgment of the adviser or its designee are valued at fair value in accordance with procedures adopted by the Board of Trustees.

         The value of portfolio securities in the Money Market Fund is determined on the basis of the amortized cost method of valuation in accordance with Rule 2a-7 of the 1940 Act. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

         The Trustees have adopted procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the Money Market Fund's amortized cost price per share, will be determined at such intervals as the Trustees deem appropriate and are reasonable in light of current market conditions. In the event such deviation from the Money Market Fund's amortized cost price per share exceeds 1/2 of 1 percent, the Trustees will consider appropriate action which might include withholding dividends or a revaluation of all or an appropriate portion of the Money Market Fund's assets based upon current market factors.

         The Trustees, in supervising the Money Market Fund's operations and delegating special responsibilities involving portfolio management to VMF, have undertaken as a particular responsibility within their overall duty of care owed to the Money Market Fund's shareholders to assure to the extent reasonably practicable, taking into account current market conditions affecting the Fund's investment objectives, that the Money Market Fund's net asset value per share will not deviate from $1.

         Pursuant to its objective of maintaining a stable net asset value per share, the Money Market Fund will only purchase investments with a remaining maturity of 397 days or less and will maintain a dollar weighted average portfolio maturity of 90 days or less.

THE INDEX FEEDER FUNDS

         The principal assets of each Index Feeder Fund will normally be its interest in the underlying Series, which will be valued at its net asset value. Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of Quantitative Master Series Trust as the primary market. Long positions in securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Series writes an option, the amount of the premium received is recorded on the books of the Series as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Series are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of Quantitative Master Series Trust, including valuations furnished by a pricing service retained by Quantitative Master Series Trust. Such valuations and procedures will be reviewed periodically by the Trustees.

         Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees of Quantitative Master Series Trust.

         Each investor in Quantitative Master Series Trust may add to or reduce its investment in any Series on each day the Exchange is open. The value of each investor's (including the respective Index Feeder Funds') interest in a Series will be determined as of 15 minutes after the close of business on the Exchange (generally 4:00 p.m., New York Time) by multiplying the net asset value of the Series by the percentage, effective for that day, that represents that investor's share of the aggregate interests in such Series. Any additions or withdrawals, which are to be effected on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in a Series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Series as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Series effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Series as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Series by all investors in the Series. The percentage so determined will then be applied to determine the value of the investor's interest in such Series as of 15 minutes after the close of business of the Exchange on the next day the Exchange is open.

INVESTOR DESTINATION FUNDS

         Shares of the Underlying Funds are valued at their respective net asset values as reported to VSA or its agent. Other assets of the Funds are valued at their current market value if market quotations are readily available. If market quotations are not available, or if VSA determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

                               INVESTOR STRATEGIES

         MONEY MARKET PLUS GROWTH - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater long-term capital appreciation through reinvestment of dividends in one of the Equity Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund, and monthly dividends are then automatically invested into one or more of the Equity Funds chosen by you at such Equity Fund's current offering price. Money Market Plus Growth gives investors stability of principal through the Money Market Fund's stable share price, and its portfolio of high quality, short-term money market investments. And the Money Market Fund offers fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or Nationwide Funds NOW. NOTE: Money Market Fund dividends reinvested into one of the Equity Funds are subject to applicable sales charges.

         MONEY MARKET PLUS INCOME - This strategy provides the security of principal that the Money Market Fund offers plus the opportunity for greater income by reinvesting dividends into one or more of the Fixed Income Funds.

         An initial investment of $5,000 or more is made in the Prime Shares of the Money Market Fund and monthly dividends are then reinvested into one of the Fixed Income Funds chosen by you at such Fund's current offering price.

         When short-term interest rates increase, Money Market Fund dividends usually also rise. At the same time, share prices of the Fixed Income Funds generally decrease. So, with Money Market Plus Income, when you earn higher Money Market Fund dividends, you can generally purchase more shares of one of the Fixed Income Funds at lower prices. Conversely, when interest rates and Money Market Fund dividends decrease, the share prices of the Fixed Income Funds usually increase -- you will automatically buy fewer shares of one of the Fixed Income Funds at higher prices. The Prime Shares of the Money Market Fund provides investors with stability of principal, fast liquidity through unlimited free checking ($500 minimum), telephone redemption, or Nationwide Funds NOW.

NOTE: Money Market Fund dividends reinvested into one of the fixed income Funds are subject to applicable sales charges.

         AUTOMATIC ASSET ACCUMULATION - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past.

         You can get started with Automatic Asset Accumulation for as little as $25 a month in a Fund. Another way to take advantage of the benefits that Dollar Cost Averaging can offer is through the Money Market Plus Growth or Money Market Plus Income investor strategies.

         AUTOMATIC ASSET TRANSFER - This systematic investment plan allows you to transfer $25 or more to one Fund from another Fund systematically, monthly or quarterly, after Fund minimums have been met. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. Although no formula can assure a profit or protect against loss in a declining market, systematic investing has proven a valuable investment strategy in the past. For transfers from the Prime Shares of the Money Market Fund to another Fund, sales charges may apply if not already paid.

         AUTOMATIC WITHDRAWAL PLAN ($50 OR MORE) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, three times/year, semi-annually or annually, to you (or anyone you designate) from your account.

         NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential. In addition, an Automatic Withdrawal Plan for Class B shares will be subject to the applicable CDSC.

                               INVESTOR PRIVILEGES

         The Funds offer the following privileges to shareholders. Additional information may be obtained by calling NAS toll free at 1-800-848-0920.

         NO SALES CHARGE ON REINVESTMENTS - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares, and you will receive a confirmation.

         EXCHANGE PRIVILEGE - The exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.

Exchanges Among Funds

         Exchanges may be made among any of the Funds within the same class in any of the Funds (except for the Nationwide Morley Capital Accumulation Fund), so long as both accounts have the same owner, and your first purchase in the new Fund meets the Fund's minimum investment requirement.



         Generally, there is no sales charge for exchanges of Class B, Class C, Class D, Service Class, Institutional Service Class or Institutional Class shares. However, if your exchange involves certain Class A shares, you may have to pay the difference between the sales charges if a higher sales charge applies to the Fund into which you are exchanging. If you exchange Prime Shares of the Money Market Fund into another fund, you must pay the applicable sales charge, unless it has already been paid prior to an exchange into the Nationwide Money Market Fund ("Money Market Fund"). Exchanges into the Prime Shares of the Money Market Fund are only permitted from Class A, Class B, Class D and Institutional Service Class shares of the other Funds. If you exchange Class B shares (or certain Class A shares subject to a CDSC) for Prime Shares of the Money Market Fund, the time you holder the shares in the Money Market Fund will not be counted for purposes of calculating any CDSC. As a result, if you then sell your Prime Shares of the Money Market Fund, you will pay the sales charge that would have been charge if the initial Class B (or certain Class A) shares had been sold at the time they were originally exchanged into the Money Market Fund. If you exchange your Prime Shares of the Money Market Fund back into Class B (or certain Class A) shares, the time you held Class B (or Class A) shares prior to the exchange will be counted for purposes or calculating the CDSC. Class C shares cannot be exchanged into Prime Shares of the Money Market Fund. If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing.

The Trust reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Exchanges out of a Fund may be limited to 12 exchanges within a one year period or 1% of the Fund's NAV. In addition, beginning June 18, 2001, the following Nationwide funds may assess the fee listed below on the total value of shares that are redeemed from or exchanged out of one of these funds into another Nationwide fund if you have held the shares of the fund with the exchange fee for less than 90 days (30 days for the Gartmore Growth 20 Fund):

              FUND                                                                         EXCHANGE FEE
              ----                                                                         ------------

              Gartmore Emerging Markets Fund                                                   2.00%
              Gartmore International Growth Fund                                               2.00%
              Gartmore International Small Cap Growth Fund                                     2.00%
              Gartmore Global Leaders Fund                                                     2.00%
              Gartmore Global Technology and Communications Fund                               2.00%
              Gartmore Growth 20 Fund                                                          2.00%
              Gartmore Millennium Growth Fund                                                  1.50%
              Gartmore Value Opportunities Fund                                                1.50%
              Nationwide Small Cap Fund                                                        1.50%

The exchange fee is paid directly to the applicable fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of fund shares. For purposes of determining whether the exchange fee applies, the shares that were held the longest will be redeemed first. The exchange fee will only apply to shares purchased of, or exchanged into, one of the applicable funds after June 18, 2001. The exchange fee may not apply in certain circumstances, such as exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the exchange fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

EXCHANGES MAY BE MADE FOUR CONVENIENT WAYS:

BY TELEPHONE

         NATIONWIDE FUNDS NOW - You can automatically process exchanges by calling 1-800-637-0012, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. Nationwide Funds NOW also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll free number by the Valuation Time to receive that day's closing share price. The Valuation Time is the close of regular trading of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time.

         CUSTOMER SERVICE LINE - By calling 1-800-848-0920, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll free number by the Valuation Time to receive that day's closing share price.

         The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

         The Funds will employ the same procedure described under "Buying, Selling and Exchanging Fund Shares" in the Prospectus to confirm that the instructions are genuine.

         The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be tape recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

         BY MAIL OR FAX - Write or fax to Nationwide Family of Funds, P.O. Box 1492, Columbus, Ohio 43216-1492 or FAX (614) 428-3278. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is registered "John Doe and Mary Doe", "Joint Tenants With Right of Survivorship,' then both John and Mary must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after 4 p.m. Eastern Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.

         BY ON LINE ACCESS - Log on to our website www.nationwidefunds.com 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions.

         You can choose to receive information on all of our funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

         FREE CHECKING WRITING PRIVILEGE (PRIME SHARES OF THE MONEY MARKET FUND
         ONLY) - You may request a supply of free checks for your personal use and there is no monthly service fee. You may use them to make withdrawals of $500 or more from your account at any time. Your account will continue to earn daily income dividends until your check clears your account. There is no limit on the number of checks you may write. Cancelled checks will not be returned to you. However, your monthly statement will provide the check number, date and amount of each check written. You will also be able to obtain copies of cancelled checks, the first five free and $2.00 per copy thereafter, by contacting one of our service representatives at 1-800-848-0920.

                                INVESTOR SERVICES

         NATIONWIDE FUNDS NOW AUTOMATED VOICE RESPONSE SYSTEM - Our toll free number 1-800-637-0012 will connect you 24 hours a day, seven days a week to Nationwide Funds NOW. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

         TOLL FREE INFORMATION AND ASSISTANCE - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 5 p.m. Eastern Time (Monday through Friday, except Thursday, in which case representatives are available between 9:30 a.m. and 5 p.m. Eastern Time). Call toll free:
         1-800-848-0920 or contact NAS at our FAX telephone number (614)
         428-3278.

         RETIREMENT PLANS (NOT AVAILABLE WITH THE TAX-FREE INCOME FUND) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Educational IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans. For a free information kit, call 1-800-848-0920.

         SHAREHOLDER CONFIRMATIONS - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions. Instead, these will appear on your next consolidated statement.

         CONSOLIDATED STATEMENTS - Shareholders of the Funds, other than the daily dividend Funds, receive quarterly statements as of the end of March, June, September and December. Shareholders of the daily dividend Funds receive monthly statements. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

         For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Depending on which Funds you own, your consolidated statement will be sent either monthly or quarterly. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

         AVERAGE COST STATEMENT - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

         Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available. The average cost information will not be provided to the IRS. If you have any questions, contact one of our service representatives at 1-800-848-0920.

         SHAREHOLDER REPORTS - All shareholders will receive reports semi-annually detailing the financial operations of the funds.

         PROSPECTUSES - Updated prospectuses will be mailed to you annually.

         UNDELIVERABLE MAIL - If mail from the Funds to a shareholder is returned as undeliverable on three or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. Any dividends that would be payable by check to such shareholders will be reinvested in the shareholder's account until the Funds receives notification of the shareholder's correct mailing address.

                          FUND PERFORMANCE ADVERTISING

         Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by the various Classes of the Funds, the net yields and total returns on such class shares can be expected, at any given time, to differ from class to class for the same period.

CALCULATING MONEY MARKET FUND YIELD

         Any current Money Market Fund yield quotations, subject to Rule 482 under the Securities Act, shall consist of a seven calendar day historical yield for each class, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account in each class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation , the net change in account value reflects the value of additional shares purchased with dividends declared on both the original share and any such additional shares. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested. The yields for each class will differ due to different fees and expenses charged on the class. As of October 31, 2000, the seven day current and effective yields for the Prime Shares of the Money Market Fund were 6.05% and 6.24%, respectively, and for the Service Class shares, were 5.87% and 6.04%, respectively.

         The Money Market Fund's yields will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Money Market Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Money Market Fund's expenses.

         Although the Fund determines its yield for each class on the basis of a seven calendar day period, it may use a different time span on occasion.

         There is no assurance that the yields quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

CALCULATING YIELD AND TOTAL RETURN

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual (compound) total return quotations for the most recent one, five, and ten-year periods (or life if a Fund has been in operation less than one of the prescribed periods). Average annual (compound) total return represents redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 minus the maximum sales charge, for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. In calculating the standard total returns for Class A and Class D shares, the current maximum applicable sales charge is deducted from the initial investment. For Class B and Class
C shares, the payment of the applicable CDSC is applied to the investment result for the period shown. The one, five, and ten-year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         Standardized yield and total return quotations will be compared separately for each class of shares. Because of differences in the fees and/or expenses borne by each class of shares of the Funds, the net yields and total returns on each class can be expected, at any given time, to differ from class to class for the same period.

         The uniformly calculated average annual (compound) total returns for each class of shares for the periods ended October 31, 2000 were as follows:

                                            1 YEAR                              5 YEAR                      10 YEAR OR LIFE
                             ----------------------------------    ------------------------------    ------------------------------
                             CLASS     CLASS    CLASS   CLASS      CLASS    CLASS   CLASS   CLASS    CLASS   CLASS    CLASS   CLASS
                               A         B       C(3)     D          A        B      C(3)    D(1)     A(1)    B(1)     C(3)    D(1)
                             ------    ------   -----   ------     -----    -----   -----   -----    -----   -----    -----   -----

Gartmore Millennium Growth   47.23%    50.97%   54.05%   49.55%    20.97%   21.87%  22.22%  21.33%   19.55%  20.09%   20.17%  19.73%
     Fund
Gartmore Growth Fund        (11.81)%  (11.34)%  (8.00)% (10.47)%   12.14%   12.82%  13.35%  12.53%   14.98%  15.46%   15.61%  15.18%
Gartmore Total Return Fund   (4.58)%   (4.22)%  (0.55)%  (3.18)%   18.49%   19.20%  19.72%  18.86%   16.48%  16.93%   17.09%  16.67%
Nationwide Bond Fund         (1.79)%   (2.67)%   1.00%   (1.68)%    3.68%    4.02%   4.56%   3.81%    6.56%   6.88%    7.00%   6.62%
Nationwide Tax-Free Fund      3.06%     2.27%    6.09%    3.32%     3.86%    4.16%   4.73%   3.97%    5.90%   6.23%    6.35%   5.96%
Nationwide Government
   Bond Fund (2)              2.53%     1.72%    6.65%    2.84%     4.82%    5.15%   5.72%   4.95%    5.72%   6.09%    6.23%   5.79%
Nationwide Long-Term U.S.
 Government Bond Fund         3.44%     2.63%      N/A    3.67%     5.03%    5.35%     N/A   5.15%    7.33%   7.66%      N/A   7.39%

-----------------------
(1) These returns include performance based on the Funds' predecessors, which was achieved prior to the creation of the class (May 11, 1998 for Class A and Class B), and which is the same as the performance shown for Class D shares through May 11, 1998. The returns have been restated for sales charges but not for fees applicable to Class A and B. Had Class A or B been in existence for the time periods presented, the performance would have been lower as a result of their additional expenses.
(2)  The Fund commenced operations on February 10, 1992.
(3) Class C had not commenced operations as of October 31, 2000. These returns include performance of the Fund which was achieved prior to the creation of the Class C shares, which is the same as the performance shown for the Class D shares through October 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar as a result of similar expenses.

     The Nationwide Long-Term Government Bond Fund does not have Class C shares.

                                              1 YEAR                               SINCE INCEPTION(1)
                              ----------------------------------        -------------------------------
                              INSTITUTIONAL    SERVICE     LOCAL        INSTITUTIONAL   SERVICE   LOCAL
                              SERVICE CLASS    CLASS       FUND         SERVICE CLASS   CLASS     FUND
                              -----------      -------     -----        -----------     -------   -----
Nationwide S&P 500 Index           5.37%         5.25%     5.43%             11.21%     11.01%    11.32%
      Fund

                                             1 YEAR                                 SINCE INCEPTION(1)
                              --------------------------------------    ---------------------------------------
                                                       INSTITUTIONAL                              INSTITUTIONAL
                              CLASS A     CLASS B         CLASS         CLASS A*     CLASS B**       CLASS***
                              -------     -------      -------------    --------     ---------   --------------
Nationwide S&P 500 Index       0.38%       0.17%           6.01%         8.58%        10.04%        11.59%
      Fund


-------------------
* Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class A on December 29, 1999, restated to reflect Class A Shares maximum sales charge but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of additional expenses.

** Performance includes that of Local Fund Shares, which was achieved prior to the creation of Class B on December 29, 1999, restated to reflect Class B shares' contingent deferred sales charge, but not its estimated expenses. Had this class been in existence for the time periods presented, the performance of the class would have been lower as a result of its additional expenses.

*** Performance includes that of Local Fund Shares, which was achieved prior to the creation of the Institutional Class on December 29, 1999 and does not reflect the impact of the Institutional Class Shares' lower estimated expenses.

(1) The Fund's Local Fund shares commenced operations July 24, 1998, and Institutional Service Class and Institutional Class shares commenced operations on November 2, 1998.


                                             1 YEAR                                   SINCE INCEPTION(1)
                            -------------------------------------------   ---------------------------------------------
                                                          INSTITUTIONAL                                   INSTITUTIONAL
                                                            SERVICE                                          SERVICE
                            CLASS A   CLASS B   CLASS C(2)    CLASS       CLASS A   CLASS B     CLASS C(2)     CLASS
                            ------    ------    ------    -------------   -------   -------     -------   -------------
Nationwide Large Cap         1.87%     2.42%     5.39%        8.20%         2.87%     3.02%      4.43%        6.12%
Value Fund
Nationwide Large Cap         1.08%     1.48%     4.40%        7.40%        17.22%    18.27%     19.36%       20.92%
Growth Fund
Nationwide Small Cap        11.48%    12.56%    15.43%       18.44%        11.85%    12.87%     14.07%       15.40%
Fund
Prestige International      (9.85)%   (9.28)%     N/A        (4.31)%        2.85%     4.99%       N/A         6.08%
Fund
Prestige Balanced           (1.18)%   (0.84)%     N/A         5.09%         5.92%     6.42%       N/A         9.30%
Fund

-------------------
(1) The Fund commenced operations November 2, 1998


(2) Class C shares had not commenced operations as of October 31, 2000. These returns include performance of the Fund which was achieved prior to the creation of the Class C shares, which is the same as the performance shown for the Class B shares through October 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar as a result of similar expenses.

    Prestige International Fund and Prestige Balanced Fund do not have Class C shares.

                                           1 YEAR                                    SINCE INCEPTION(3)
                         ----------------------------------------       ----------------------------------------
                         INSTITUTIONAL     INSTITUTIONAL     IRA        INSTITUTIONAL    INSTITUTIONAL      IRA
                         SERVICE CLASS         CLASS        CLASS       SERVICE CLASS        CLASS         CLASS
                         -------------     -------------    -----       -------------    -------------     -----
Nationwide Morley            5.52%             5.93%        5.51%            5.23%            5.65%        5.23%
Capital Fund
Accumulation

-------------------
(3) The Fund commenced operations February 1, 1999


                                  1 YEAR                    5 YEARS             10 YEARS      LIFE(4)
                            ------------------        -------------------      ---------      -------
                                       SERVICE                    SERVICE                     SERVICE
                            PRIME       CLASS         PRIME        CLASS       PRIME           CLASS
                            SHARES     SHARES         SHARES      SHARES       SHARES         SHARES
                            -------    ------         ------      ------       ------         -------
Nationwide Money            5.74%       5.64%        5.12%         N/A          4.67%          4.65%
   Market Fund


-------------------

(4) Service Shares were first offered to the public on January 4, 1999.


                                                                                  SINCE INCEPTION
                                                          -------------------------------------------------------
                                                                                                    INSTITUTIONAL
                                                           CLASS A      CLASS B      CLASS C(8)     SERVICE CLASS
                                                           -------      -------      ----------     -------------
Gartmore Value Opportunities Fund(5)                       17.23%        18.79%       26.14%            24.72%
Nationwide High Yield Bond Fund(5)                        (16.41)%      (17.00)%     (17.19)%          (11.80)%
Gartmore Growth 20 Fund(6)                                  9.71%        11.20%         N/A             16.60%
Gartmore Global Technology
   and Communications Fund(6)                               4.71%         5.80%         N/A             11.20%
Gartmore Emerging Markets Fund(7)                         (23.48)%      (23.00)%        N/A            (18.79)%
Gartmore International Growth Fund(7)                     (16.49)%      (15.93)%        N/A            (11.40)%
Gartmore Global Leaders Fund(7)                           (14.04)%      (13.46)%        N/A             (8.80)%


-------------------
(5) The Fund commenced operations December 29, 1999
(6) The Fund commenced operations June 30, 2000.
(7) The Fund commenced operations August 30, 2000.

(8) Class C shares had not commenced operations as of October 31, 2000. These returns shown for the Gartmore Value Opportunities Fund and the Nationwide High Yield Bond Fund include performance of the Fund which was achieved prior to the creation of the Class C shares, which is the same as the performance shown for the Class B shares through October 31, 2000. The returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C shares been in existence for the time periods presented, the performance of Class C would have been similar as a result of similar expenses.

                                                                       SINCE INCEPTION
                                                          ----------------------------------------
                                                          CLASS A       CLASS B     CLASS C    SERVICE CLASS
                                                          -------       -------     -------    -------------
Nationwide Investor Destinations                          (11.78)%      (11.37)%    N/A         6.30%
   Aggressive Fund(9)
Nationwide Investor Destinations                           (9.60)%       (9.18)%    N/A        (4.04)%
   Moderately Aggressive Fund(9)
Nationwide Investor Destinations                           (6.89)%       (6.52)%    N/A        (1.10)%
   Moderate Fund(9)
Nationwide Investor Destinations                           (5.65)%       (5.20)%    N/A         0.18%
   Moderately Conservative Fund(9)
Nationwide Investor Destinations                           (4.35)%       (3.87)%    N/A         1.57%
   Conservative Fund(9)

-------------------
(9)  The Fund commenced operations March 31, 2000.
(10) Class C shares had not commenced operations as of October 31, 2000.

                                                                         SINCE INCEPTION
                                                          --------------------------------------------
                                                           CLASS A      CLASS B    INSTITUTIONAL CLASS
                                                           -------      -------    -------------------
Nationwide Small Cap Index Fund(11)                         (8.30)%        --               (2.30)%
Nationwide Mid Cap Market Index Fund(11)                    11.70%         --               19.03%
Nationwide International Index Fund(11)                    (18.03)%      (17.93)%           (12.65)%
Nationwide Bond Index Fund(11)                              (0.17)%        --                 6.47%

-----------------------
(11) The Fund commenced operations December 29, 1999. The Class B shares of the Nationwide Small Cap Index, Nationwide Mid Cap Market Index and Nationwide Bond Index Funds had not commenced operations as of October 31, 2000.


                                                        SINCE INCEPTION
                                                      -------------------
                                                      INSTITUTIONAL CLASS
                                                      -------------------
NorthPointe Small Cap Value Fund(12)                        5.14%

-------------------
(12) The Fund commenced operations June 29, 2000.

                                                                         SINCE INCEPTION(13)
                                                          --------------------------------------------
                                                                       INSTITUTIONAL
                                                           CLASS A     SERVICE CLASS    INSTITUTIONAL CLASS
                                                           -------      ------------    -------------------
Nationwide Morley Enhanced Income Fund                      (0.80)%      4.02%           4.16%

-------------------
(13) The Fund commenced operations December 29, 1999.



         The Nationwide Bond Fund, Prestige Balanced Fund, Nationwide Tax-Free Income Fund, Nationwide Government Bond Fund, Nationwide Long-Term U.S. Government Bond Fund, Nationwide Morley Capital Accumulation Fund, Nationwide Morley Enhanced Income Fund and the Nationwide High Yield Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The effect of sales charges are not reflected in the calculation of the yields, therefore, a shareholders actual yield may be less.

         The following are the yields for the 30-day period ended October 31, 2000:

                                                     CLASS A      CLASS B     CLASS C(1)    CLASS D
                                                     -------      -------     ----------    -------
         Nationwide Tax-Free Income Fund and          5.26%        4.68%        N/A          5.50%
         Nationwide Government Bond Fund              6.03%        5.43%        N/A          6.25%
         Nationwide Long-Term U.S.
         Government Bond Fund                         5.30%        4.68%        N/A          5.57%

(1) Class C shares had not commenced operations as of October 31, 2000.

                                                     SERVICE       INSTITUTIONAL
                                                     CLASS         CLASS              IRA CLASS
                                                     -------       -------------      ---------
         Nationwide Morley Capital                    5.91%           6.33%              5.91%
         Accumulation

                                                                   INSTITUTIONAL
                                                     CLASS A       SERVICE            INSTITUTIONAL
                                                     -------       -------------      -------------
         Nationwide Morley                            5.95%           6.16%              6.43%
         Enhanced Income
         Fund

         The Nationwide Tax-Free Income Fund may also advertise a tax equivalent yield computed by dividing that portion of the uniformly calculated yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Assuming a tax rate of 36%, the tax equivalent yields for the Nationwide Tax-Free Income Fund for the 30-day period ended October 31, 2000 were 5.26% for Class A shares, 4.68% for Class B shares, and 5.50% for Class D shares.

NONSTANDARD RETURNS

         The Funds may also choose to show nonstandard returns including total return, and simple average total return. Nonstandard returns may or may not reflect reinvestment of all dividends and capital gains; in addition, sales charge assumptions will vary. Sales charge percentages decrease as amounts invested increase as outlined in the prospectus; therefore, returns increase as sales charges decrease.

         Total return represents the cumulative percentage change in the value of an investment over time, calculated by subtracting the initial investment from the redeemable value and dividing the result by the amount of the initial investment. The simple average total return is calculated by dividing total return by the number of years in the period, and unlike average annual (compound) total return, does not reflect compounding.

RANKINGS AND RATINGS IN FINANCIAL PUBLICATIONS

         The Funds may report their performance relative to other mutual funds or investments. The performance comparisons are made to: other mutual funds with similar objectives; other mutual funds with different objectives; or, to other sectors of the economy. Other investments which the Funds may be compared to include, but are not limited to: precious metals; real estate; stocks and bonds; closed-end funds; market indexes; fixed-rate, insured bank CDs, bank money market deposit accounts and passbook savings; and the Consumer Price Index.

         Normally these rankings and ratings are published by independent tracking services and publications of general interest including, but not limited to: Lipper Analytical Services, Inc., CDA/Wiesenberger, Morningstar, Donoghue's, Schabaker Investment Management, Kanon Bloch Carre & Co.; magazines such as Money, Fortune, Forbes, Kiplinger's Personal Finance Magazine, Smart Money, Mutual Funds, Worth, Financial World, Consumer Reports, Business Week, Time, Newsweek, U.S. News and World Report; and other publications such as The Wall Street Journal, Barron's, Investor's Business Daily, Standard & Poor's Outlook and, Columbus Dispatch.

THE RANKINGS MAY OR MAY NOT INCLUDE THE EFFECTS OF SALES CHARGES.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Trust presently offers the following series of shares of beneficial interest, without par value and with the various classes listed; 39 of these series are the Funds:

SERIES                                                     SHARE CLASSES
-----                                                      ------------

Gartmore Growth Fund                                       Class A, Class B, Class C, Class D
Gartmore Total Return Fund                                 Class A, Class B, Class C, Class D
Nationwide Bond Fund                                       Class A, Class B, Class C, Class D
Nationwide Tax-Free Income Fund                            Class A, Class B, Class C, Class D
Nationwide Government                                      Class A, Class B, Class C, Class D
     Bond Fund
Nationwide Long-Term U.S. Government                       Class A, Class B, Class D
     Bond Fund
Nationwide Money Market Fund                               Service Class, Prime Shares
Nationwide S&P 500 Index Fund                              Class A, Class B, Service Class,
                                                           Institutional Service Class, Local
                                                           Fund Shares, Institutional Class
Gartmore Value Opportunities Fund                          Class A, Class B, Class C, Institutional
                                                           Service Class
Nationwide High Yield Bond Fund                            Class A, Class B, Class C, Institutional
                                                           Service Class
Nationwide Growth Focus Fund                               Class A, Class B, Institutional Service
                                                                Class
Gartmere Global Health Sciences Fund                       Class A, Class B, Class C, Institutional
                                                                Service Class
Nationwide Small Cap Index Fund                            Class A, Class B, Institutional Class
Nationwide International Index Fund                        Class A, Class B, Institutional Class

Nationwide Bond Index Fund                                 Class A, Class B, Institutional Class
Nationwide Mid Cap Market Index Fund                       Class A, Class B, Institutional Class
Nationwide Large Cap Value Fund                            Class A, Class B, Class C, Institutional Service
                                                                Class
Nationwide Large Cap Growth Fund                           Class A, Class B, Class C, Institutional Service
                                                                Class
Nationwide Small Cap Fund                                  Class A, Class B, Class C, Institutional Service
                                                                Class
Prestige Balanced Fund                                     Class A, Class B, Institutional Service Class
Prestige International Fund                                Class A, Class B, Institutional Service Class
Nationwide Morley Capital Accumulation Fund                Service Class, Institutional Class, IRA
                                                                Class
Nationwide Morley Enhanced Income Fund                     Class A, Institutional Service Class,
                                                           Institutional Class

NorthPointe Small Cap Value Fund                           Institutional Class

Nationwide Investor Destinations Aggressive Fund           Class A, Class B, Class C, Service Class
Nationwide Investor Destinations Moderately Aggressive     Class A, Class B, Class C, Service Class
     Fund
Nationwide Investor Destinations Moderate Fund             Class A, Class B, Class C, Service Class
Nationwide Investor Destinations Moderately                Class A, Class B, Class C, Service Class
     Conservative Fund
Nationwide Investor Destinations Conservative Fund         Class A, Class B, Class C, Service Class
Gartmore Millennium Growth Fund                            Class A, Class B, Class C, Class D
Gartmore Growth 20 Fund                                    Class A, Class B, Class C, Institutional
Service Class
Gartmore Global Technology and                             Class A, Class B, Class C, Institutional
    Communications Fund                                         Service Class
Gartmore Emerging Markets Fund                             Class A, Class B, Class C, Institutional
                                                                Service Class
Gartmore International Growth Fund                         Class A, Class B, Class C, Institutional
                                                                Service Class
Gartmore Global Leaders Fund                               Class A, Class B, Class C, Institutional
                                                                Service Class
Gartmore European Growth Fund                              Class A, Class B, Institutional Service
                                                                Class
Gartmore Global Small Companies Fund                       Class A, Class B, Institutional Service
                                                                Class
Gartmore OTC Fund                                          Class A, Class B, Class C, Institutional Service
                                                             Class, Institutional Class
Gartmore International Small Cap Growth Fund               Class A, Class B, Class C, Institutional Service
                                                             Class, Institutional Class

         You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of such Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

VOTING RIGHTS

         Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory Agreement, the right to vote is limited to the holders of shares of the particular fund affected by the proposal. In addition, holders of Class A shares, Class B shares or Prime shares will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

         To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

         THE INFORMATION DISCUSSED IN THIS SECTION APPLIES GENERALLY TO ALL OF THE FUNDS, BUT IS SUPPLEMENTED OR MODIFIED IN ADDITIONAL SEPARATE SECTIONS THAT ARE PROVIDED BELOW FOR NATIONWIDE TAX-FREE INCOME FUND, NATIONWIDE MONEY MARKET FUND, INDEX FEEDER FUNDS AND INVESTOR DESTINATIONS FUNDS.

BUYING A DIVIDEND

         If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

MULTI-CLASS FUNDS

         Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class. The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) fees applicable to each class.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gain distributions from a Fund's sale of securities held for more than five years are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Certain Funds may invest in foreign securities and may be subject to foreign withholding taxes on income from these securities. This, in turn, could reduce ordinary income distributions to you. If more than 50% of such a Fund's total assets at the end of the fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.

         Most foreign exchange gain realized by a Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxable to you as if they were paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

         Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Each Fund that has been in existence for more than one year has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gain it distributes to you. A Fund's board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. In such a case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS

         To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Nationwide Fund, the IRS will require that you report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you held your shares.

REDEMPTIONS AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by a Fund on those shares.

WASH SALES

         All or a portion of any loss that you realize on a redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

REDEMPTIONS AND FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), gain from the sale of a Fund's shares held for more than five years may be subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket). If you are in the 28% or higher tax bracket, you may elect to mark your Fund shares to market as of January 2, 2001. If you make this election, any Fund shares that you acquire before this date will be eligible for the 18% maximum rate of tax, beginning in 2006. However, in making the election, you are required to pay a tax on any appreciation in the value of your shares as of January 2, 2001, and to restart your holding period in the shares on this date.

DEFERRAL OF BASIS

         If a sales charge was imposed on your purchase of shares of a Fund and you redeem some or all of the shares and then reinvest the sales proceeds in shares of the same Fund or another Nationwide Fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report any gain or loss on the redemption of your original shares in a Fund and in reporting this gain or loss, all or a portion of the sales charge that you paid for your original shares will be excluded from your tax basis in the shares sold and will be added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         If you are a corporate shareholder, a percentage of the dividends paid by certain Funds for the most recent fiscal year qualified for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by a Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation. If a Fund's income is derived primarily from either investments in foreign rather than domestic securities or interest rather than dividends, generally none of its distributions are expected to qualify for the corporate dividends-received deduction.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Funds in complex securities could affect whether gain or loss realized by these Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed to you. For example, if a Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Fund.

         Certain Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, these Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed to you by such a Fund.

INVESTMENT IN PFIC SECURITIES

         If a Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

CERTIFICATION OF FOREIGN STATUS

         Treasury regulations have been issued that modify the information and forms that must be provided starting January 1, 2001 to certify that an owner of Fund shares is a foreign person. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

   ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE TAX-FREE INCOME FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Tax-Free Income Fund, except as noted in this section.

EXEMPT-INTEREST DIVIDENDS

         By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax when they are paid to you. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state's personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.

DIVIDENDS FROM TAXABLE INCOME

         The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. Any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS

         The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of taxable income or interest income that is a tax preference item when determining your alternative minimum tax. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as taxable, tax-exempt or tax preference income, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December but paid in January are taxed to you as if made in December.

REDEMPTION AT A LOSS WITHIN SIX MONTHS OF PURCHASE

         Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

TREATMENT OF PRIVATE ACTIVITY BOND INTEREST

         Interest on certain private activity bonds, while exempt from regular federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax advisor before buying shares of the Fund.

TREATMENT OF INTEREST ON DEBT INCURRED TO HOLD FUND SHARES

         Interest on debt you incur to buy or hold Fund shares may not be deductible for federal income tax purposes.

LOSS OF STATUS OF SECURITIES AS TAX-EXEMPT

         Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.

ADDITIONAL TAX INFORMATION WITH RESPECT TO NATIONWIDE MONEY MARKET FUND

         The tax information described in "Additional General Tax Information for All Funds" above applies to the Nationwide Money Market Fund, except as noted in this section.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         The Fund typically pays dividends from its daily net income each day that its net asset value is calculated. The Fund's daily net income includes accrued interest and any original issue or acquisition discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable $1 share price), less the estimated expenses of the Fund. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         The Fund may derive capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Because the Fund is a money fund, it is not expected to realize any long-term capital gain.

MAINTAINING A $1 SHARE PRICE

         Gain and loss on the sale of portfolio securities and unrealized appreciation or depreciation in the value of these securities may require the Fund to adjust distributions to maintain its $1 share price. These procedures may result in under- or over-distributions by the Fund of its net investment income.

REDEMPTION OF FUND SHARES

         Redemptions (including redemptions in kind) and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Because the Fund tries to maintain a stable $1 share price, however, you should not expect to realize any capital gain or loss on the sale or exchange of your shares. For tax purposes, an exchange of your Fund shares for shares of a different Nationwide Fund is the same as a sale.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS

         Because the Fund's income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

ADDITIONAL INFORMATION FOR THE INDEX FEEDER FUNDS

         Nationwide Mid Cap Market Index Fund, Nationwide Small Cap Index Fund, Nationwide International Index Fund and Nationwide Bond Fund are feeder funds ("Index Feeder Funds"), each of which invests in a master series of the Quantitative Master Series Trust (a "Master Fund"). The tax consequences of investment in a Feeder Fund are generally the same as the consequences of investment in a non-Feeder Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         A Feeder Fund's income consists of dividends it receives from a Master Fund, less the estimated expenses of the Feeder Fund. Any distributions by a Feeder Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         A Master Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from a Master Fund's net short-term capital gain will be taxable to a Feeder Fund and, in turn, to you as ordinary income. Distributions from a Master Fund's net long-term capital gain will be taxable to a Feeder Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Feeder Fund. Capital gain will be distributed by a Feeder Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Feeder Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gains from a Master Fund's sale of securities held for more than five years and distributed to a Feeder Fund and, in turn, to you are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by a Master Fund. Similarly, foreign exchange loss realized on the sale of debt securities by a Master Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Feeder Fund as ordinary income, and any loss will reduce a Master Fund's ordinary income otherwise available for distribution to the Feeder Fund. This treatment could increase or decrease a Master Fund's ordinary income distributions to a Feeder Fund and, in turn, to you, and may cause some or all of the Master Fund's previously distributed income to be classified as a return of capital to the Feeder Fund. A return of capital generally is not taxable to a Feeder Fund, but reduces the Feeder Fund's tax basis in its shares of the Master Fund. Any return of capital in excess of the Feeder Fund's tax basis is taxable to the Feeder Fund as a capital gain.

         Certain Master Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such a Master Fund's ordinary income distributions to a Feeder Fund and, in turn, to you. If more than 50% of such a Master Fund's total assets at the end of the fiscal year is invested in foreign securities, the Master Fund may elect to pass through to a Feeder Fund and, in turn, to you your pro rata share of foreign taxes paid by the Master Fund. If this election is made, the year-end statement you receive from the Feeder Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Feeder Fund will provide you with the information necessary to complete your personal income tax return if the Master Fund makes this election.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Feeder Fund. Dividends paid by a Feeder Fund may not be exempt from state and local taxes in certain states because the Feeder Fund invests in U.S. government securities only indirectly by investing in a Master Fund.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Master Funds in complex securities could affect whether gain or loss realized by these Master Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed by a Master Fund to a Feeder Fund and, in turn, to you. For example, if a Master Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to a Feeder Fund and, in turn, to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Master Fund.

         Certain Master Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received.
In order to generate sufficient cash to make these distributions, these Master Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed by a Master Fund to a Feeder Fund and, in turn, to you.

INVESTMENT IN PFIC SECURITIES

         If a Master Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Master Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Master Fund is required to distribute, even though it has not sold the securities.

ADDITIONAL INFORMATION FOR THE INVESTOR DESTINATIONS FUNDS

         Each of the Investor Destinations Funds invests in one or more Underlying Funds. Some of the Underlying Funds are also Index Feeder Funds described above. The tax consequences of investment in an Investor Destinations Fund are generally the same as the consequences of investment in a non-Investor Destinations Fund, except as noted below.

DISTRIBUTIONS OF NET INVESTMENT INCOME

         An Investor Destinations Fund's income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Investor Destinations Fund. Any distributions by an Investor Destinations Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or additional shares.

DISTRIBUTIONS OF CAPITAL GAIN

         An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions from an Underlying Fund's net short-term capital gain will be taxable to an Investor Destinations Fund and, in turn, to you as ordinary income. Distributions from an Underlying Fund's net long-term capital gain will be taxable to an Investor Destinations Fund and, in turn, to you as long-term capital gain, regardless of how long you have held your shares in the Investor Destinations Fund. Capital gain will be distributed by an Investor Destinations Fund once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Investor Destinations Fund.

DISTRIBUTIONS OF FIVE-YEAR GAIN

         Beginning in the year 2001 for shareholders in the 15% federal income tax bracket (or in the year 2006 for shareholders in the 28% or higher bracket), capital gains from an Underlying Fund's sale of securities held for more than five years and distributed to an Investor Destinations Fund and, in turn, to you are subject to a maximum rate of tax of 8% (or 18% for shareholders in the 28% or higher bracket).

EFFECT OF FOREIGN INVESTMENTS ON DISTRIBUTIONS

         Most foreign exchange gain realized on the sale of debt securities is treated as ordinary income by an Underlying Fund. Similarly, foreign exchange loss realized on the sale of debt securities by an Underlying Fund generally is treated as ordinary loss. This gain when distributed will be taxable to the Investor Destinations Fund as ordinary income, and any loss will reduce an Underlying Fund's ordinary income otherwise available for distribution to the Investor Destinations Fund. This treatment could increase or decrease an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you, and may cause some or all of the Underlying Fund's previously distributed income to be classified as a return of capital to the Investor Destinations Fund. A return of capital generally is not taxable to an Investor Destinations Fund, but reduces the Investor Destinations Fund's tax basis in its shares of the Underlying Fund. Any return of capital in excess of the Investor Destinations Fund's tax basis is taxable to the Investor Destinations Fund as a capital gain.

         Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities. This could reduce such an Underlying Fund's ordinary income distributions to an Investor Destinations Fund and, in turn, to you. If more than 50% of such an Underlying Fund's total assets at the end of the fiscal year is invested in foreign securities, the Underlying Fund may elect to pass through to an Investor Destinations Fund and, in turn, to you your pro rata share of foreign taxes paid by the Underlying Fund. If this election is made, the year-end statement you receive from the Investor Destinations Fund will show more taxable income than was actually distributed to you. In that case, you will be entitled either to deduct your share of these taxes in computing your taxable income or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Investor Destinations Fund will provide you with the information necessary to complete your personal income tax return if an Underlying Fund makes this election.

U.S. GOVERNMENT SECURITIES

         The income earned on certain U.S. government securities is generally exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by an Investor Destinations Fund. Dividends paid by an Investor Destinations Fund may not be exempt from state and local taxes in certain states when the Investor Destinations Fund invests in U.S. government securities only indirectly by investing in an Underlying Fund.

INVESTMENT IN COMPLEX SECURITIES

         Investment by certain Underlying Funds in complex securities could affect whether gain or loss realized by these Underlying Funds is treated as ordinary income or capital gain and could affect the amount and timing of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you. For example, if an Underlying Fund is allowed to invest in options or futures contracts, it could be required to "mark to market" these contracts and realize any unrealized gain or loss at its fiscal year end, possibly affecting the amount and timing of distributions to an Investor Destinations Fund and, in turn, to you. Under these rules, gain or loss on these contracts would be treated as 60% long-term and 40% short-term capital gain or loss to the Underlying Fund.

         Certain Underlying Funds may invest in debt securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that may require them to accrue and distribute income not yet received. In order to generate sufficient cash to make these distributions, these Underlying Funds may be required to sell securities in their portfolio that they otherwise might have continued to hold. These rules could affect the amount, timing and tax character of income distributed by an Underlying Fund to an Investor Destinations Fund and, in turn, to you.

INVESTMENT IN PFIC SECURITIES

         If an Underlying Fund invests in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies ("PFICs"), the Underlying Fund intends to mark to market these securities and recognize any gain at the end of its fiscal year. Deductions for losses will be allowable only to the extent of any current or previously recognized gain. This gain (reduced by allowable losses) is treated as ordinary income that the Underlying Fund is required to distribute, even though it has not sold the securities.




                               MAJOR SHAREHOLDERS

         As of March 15, 2001, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

         As of March 15, 2001, the following shareholders held five percent or greater of shares of the Funds:


[an updated list of major shareholders will be included in the 485(b) filing]

      To the extent, Nationwide Life Insurance Company and its affiliates directly or indirectly owned, controlled and held power to vote 25% or more of the outstanding shares of the Funds above, it is deemed to have "control" over matters which are subject a vote of the Fund's shares.

      Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. (NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

                              FINANCIAL STATEMENTS

      The Report of Independent Auditors and Financial Statements of the Funds for the period ended October 31, 2000 are incorporated by reference to the Trust's Annual Reports. Copies of the Annual Report are available without charge upon request by writing the Trust or by calling toll free 1-800-848-0920.

APPENDIX A


                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                INVESTMENT GRADE

AAA - Debt rated `AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                                SPECULATIVE GRADE

Debt rated `BB', `B', `CCC', `CC' and `C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - Debt rated `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - Debt rated `C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                            STATE AND MUNICIPAL NOTES

Excerpts from Moody's Investors Service, Inc., description of state and municipal note ratings:

MIG-1 -- Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing from established and board-based access to the market for refinancing, or both.

MIG-2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

MIG-3 -- Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grade. Market access for refinancing, in particular, is likely to be less well established.


               FITCH IBCA INFORMATION SERVICES, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and represent the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC  Bonds are considered a high default risk. Default is a real and C possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' rating signal imminent default.

DDD, DD  Bonds are in default. Such bonds are not meeting current obligations and D and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved and `D' represents the lowest potential for recovery.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated `D' is in payment default. the `D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.


                         STANDARD & POOR'S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

         1. Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

         2. Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.


                           MOODY'S SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.


                              MOODY'S NOTE RATINGS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                           FITCH'S SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.


                          THOMSON'S SHORT-TERM RATINGS

The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.